UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No.     )

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MOLSON COORS BEVERAGE COMPANY

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Andrew T. Molson Chair	Peter H. Coors Vice Chair	P.O. Box 4030 NH353 Golden, Colorado 80401 USA	1555 Notre Dame Street East Montréal, Québec, H2L 2R5 Canada

Dear Fellow Molson Coors Beverage Company Stockholders,

You are invited to attend our 2021 Annual Meeting of Stockholders (Annual Meeting), which will be held on Wednesday, May 26, 2021, at 11:00 a.m., Eastern Daylight Time. Traditionally, Molson Coors Beverage Company (Molson Coors, Company, MCBC, we, us or our) alternates its annual meetings between its two principal executive offices in Montréal, Québec, and Golden, Colorado. However, this year, the Annual Meeting will be held entirely online live via audio webcast due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our directors, employees, stockholders and other stakeholders. If you are a stockholder of Molson Coors, you will be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/TAP2021. If you are a holder of the Class A or Class B exchangeable shares issued by Molson Coors Canada Inc., a Canadian corporation and our wholly-owned indirect subsidiary (Exchangeco), you will be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/TPX2021. In each case, you will be able to listen to the Annual Meeting live, submit questions, and vote. We intend to return to alternating annual meetings between our two principal executive offices in Montréal, Québec, and Golden, Colorado next year, assuming it is safe to do so.

At the Annual Meeting, we will ask our stockholders to:

elect our Board of Directors;

approve, on an advisory basis, the compensation of our named executive officers;

approve the amendment and restatement of the Molson Coors Beverage Company Incentive Compensation Plan; and

ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

We will also review our progress during the past year and discuss any new business matters properly brought before the Annual Meeting. The attached 2021 Notice of Annual Meeting and Proxy Statement explains our voting procedures, describes the business we will conduct at the Annual Meeting, and provides information about our Company that you should consider when you vote your shares.

Introduction

The year 2020 was a year unlike any other in our Company’s long history from the unimaginable tragedy at our Milwaukee Brewery in February to a global pandemic that had not been seen in about 100 years. While these unprecedented events had a significant impact on our performance, they also united us, further strengthening our commitment to executing our revitalization plan aimed at driving top-line growth and enhancing operational efficiencies.

We first laid out our revitalization plan in October 2019, and quickly began to streamline our organizational structure with the goal of providing savings to be reinvested in the strategic pillars of the plan as shown below.

As a result, we have dramatically improved our operating and cost structure, which has made us more agile and better able to navigate these challenging times. Given the operating environment, we are proud of our 2020 performance, which demonstrates incredible progress against our revitalization plan and the resilience of our Company and our people.

2020 Company Performance(1)

The coronavirus pandemic had a significant impact on our 2020 financial performance primarily due to on-premise restrictions and lockdowns. Our Europe business was the most impacted, particularly in the U.K. where our business skews heavily towards on-premise, and drove top and bottom-line declines for the year. As described in our Annual Report on Form 10-K filed on February 11, 2021(2), net sales revenue decreased 8.7%, and we recorded a net loss attributable to Molson Coors Beverage Company of $949 million driven by a $1.5 billion non-cash impairment charge related to our Europe operations.

But this does not tell the whole story. In 2020, we grew net sales revenue per hectoliter on a brand volume basis and improved our mix, delivered strong operating cash flow and cost savings, significantly reduced our debt and made great progress in advancing the objectives of our revitalization plan.

We continued to build on the strength of our iconic core, with Miller Lite and Coors Light achieving strong off-premise growth and segment share gains in the U.S., our largest market.

Our above premium portfolio reached a record share of our portfolio on a financial brand volume basis in constant currency in the U.S. in the second half of 2020 driven by key innovations. We had great success with Blue Moon LightSky and doubled our share of the rapidly growing hard seltzer category with the launch of Vizzy and Coors Seltzer. We also signed an exclusive agreement with The Coca-Cola Company to bring Topo Chico Hard Seltzer to the U.S., which began in March 2021. Through our strong portfolio of diversified hard seltzers, we are positioning ourselves to be a meaningful player in this important category.

(1)

Unless otherwise indicated, all $ amounts are in U.S. Dollars, and all comparative results are for the year ended December 31, 2020, compared to the year ended December 31, 2019.

(2)

Please refer to our Annual Report on Form 10-K filed on February 11, 2021 for more information regarding our performance and financial results for the year ended December 31, 2020 and comparisons to prior periods.

With the incredible strength of our distribution network, our world-class supply chain team, and strong marketing capabilities, the Topo Chico Hard Seltzer arrangement is just one of a number of deals we signed in 2020 — some of them in the beer space and some of them beyond beer. We formed a joint venture with Yuengling to take this iconic brand westward for the first time. We are excited about the opportunity to address this pent-up demand beginning in the second half of 2021.

Beyond beer, we have struck a multitude of deals in the non-alcohol space, in wine and spirits, and in cannabis-infused ready-to-drink beverages in Canada and CBD-infused beverages in Colorado, each through joint venture arrangements with Hexo Corp. From distribution deals with La Colombe to a partnership with a leadership team led by Dwayne “the Rock” Johnson for the exciting new energy drink, ZOA, we have signed deals with significant upside potential for our Company, our distributors and our retail partners. And, based on the deal structures, we are investing in these above premium priced spaces in financially prudent ways, which should allow for attractive potential returns.

We have also continued to invest in our capabilities and our people. We have laid the foundation to meet innovation demand with increases of approximately 400% in capacity in the U.S. for both hard seltzers and Blue Moon LightSky. We also commissioned our new can line in our Rocky Mountain Metal Container joint venture in Golden, Colorado which is capable of producing 750 million cans per year. And we have invested in our digital capabilities, which should help support a substantial increase in our ecommerce growth.

We have made tremendous strides with our brands — building brands and platforms that are more inclusive and representative of our communities, and the consumers that consume our products, and the consumers we want to attract to our portfolio.

We are committed to ensuring that our Board of Directors, workforce and suppliers are also representative of the communities in which we operate. We are proud of our culture of putting people first and have built an organization that fosters diversity, equity and inclusion to create a stronger and more innovative team that aims to deliver better results. Last summer, we set a goal of increasing the representation among people of color in the U.S. business by 25% by the end of 2023 — across the country, among salaried employees and in leadership positions, each where market availability shows we have room for improvement — and we have made progress towards that goal. We are also pleased with our progress on Board refreshment and diversity with five new directors elected or appointed to the Board since 2019, assuming all nominees are elected at this year’s Annual Meeting, while increasing the diverse representation of the Board in terms of gender, ethnicity, nationality and experience. We have also committed to spend a total of $1 billion with diverse suppliers between now and 2023.

Also, as we continue to execute our revitalization plan, we do so with an emphasis on advancing our long history of sustainability. As detailed on Our Imprint Report, we are committed to leaving a positive imprint on our communities, environment and business.

As one of the world’s largest beverage companies, we have spent years working to respond to society’s greatest challenges. Even in a year like 2020, we continued to invest and innovate in sustainability, in areas such as water efficiency, sustainable agriculture and waste reduction.

We are committed to protecting and preserving water and are investing millions of dollars to make our facilities around the world even more energy and water efficient. These actions help improve biodiversity, increase climate resilience, protect finite natural resources, and raise the social and economic health of local communities.

We have strengthened relationships with more than 750 barley growers as part of our Grower Direct Program, working together to conserve water, reduce energy, and improve soil health and management. By incentivizing better sustainability practices, we have reduced the amount of water used in barley fields by 7.6 billion gallons since 2016.

By constantly looking for new and existing opportunities to eliminate waste or improve recyclability, we get closer to realizing a more sustainable, circular economy. Today, approximately 60% of our major brewing and manufacturing facilities globally have achieved or sustained zero waste to landfill, with the goal to reach 100% by 2025.

We are driving long-lasting, meaningful change by incorporating sustainability into all aspects of our business, inviting our stakeholders to be part of the solution and focusing on a long-term vision versus short-term needs. While there is much more to be done, we are proud of our achieved milestones, which should lay the foundation for even more progress in 2021 and beyond.

In closing, our accomplishments in 2020 give us confidence that we have the right plan, the right brands and the right people in place to successfully execute our strategy to drive sustainable top-line growth and long-term value creation for our shareholders. We thank you for your support and are excited about the opportunities ahead.

The Annual Meeting

We hope you will be able to attend the Annual Meeting online. Whether or not you plan to attend online, your vote is important to us. We urge you to review our proxy materials and promptly cast your vote by telephone, via the internet, or mark, sign, date and return the proxy/voting instruction card in the envelope provided, so that your shares will be represented and voted at the Annual Meeting even if you cannot attend online. You will also be able to vote your shares electronically during the Annual Meeting. Details about how to attend the Annual Meeting online and how to submit questions and cast your votes are posted at www.virtualshareholdermeeting.com/TAP2021, with respect to stockholders of Molson Coors, and www.virtualshareholdermeeting.com/TPX2021, with respect to holders of the Class A or Class B exchangeable shares issued by Exchangeco, and can be found in the Proxy Statement under the heading “Questions and Answers.”

Thank you for your support of our Company.

Sincerely,

Andrew T. Molson Chair	Peter H. Coors Vice Chair

April 8, 2021

2021 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS	9
PROXY STATEMENT	11
PROXY SUMMARY	12
Overview of Voting Matters and Board Recommendations	12
Corporate Governance Highlights	12
Director Nominee Highlights	13
2020 Compensation Highlights	14
PROPOSAL NO. 1— ELECTION OF DIRECTORS	15
2021 Nominees for Class A Directors	16
2021 Nominees for Class B Directors	21
Position of Director Emeritus	24
Family Relationship Disclosure	24
BOARD OF DIRECTORS AND CORPORATE GOVERNANCE	25
Diversity, Equity & Inclusion, Sustainability, Corporate Governance Guidelines and Code of Business Conduct	25
Board and Committee Governance	27
Certain Governance Policies	34
Stockholder Engagement	36
DIRECTOR COMPENSATION	37
General	37
2020 Compensation	37
Director Stock Ownership Requirements	37
Director Compensation Table	38
RELATED PERSON TRANSACTIONS	40
Approval of Related Person Transactions	40
Certain Related Person Transactions	40
MANAGEMENT	41
Executive Officers	41
PROPOSAL NO. 2— ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION (THE ADVISORY SAY-ON-PAY VOTE)	43
COMPENSATION DISCUSSION AND ANALYSIS (CD&A)	44
Introduction	44
Executive Summary	44

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Executive Compensation Philosophy	47
Oversight of Executive Compensation Programs	50
Components of Executive Compensation and 2020 Executive Pay Outcomes	51
Additional Information Regarding Executive Pay	57
COMPENSATION & HR COMMITTEE REPORT	58
EXECUTIVE COMPENSATION	59
Summary Compensation Table	59
Grants of Plan Based Awards	61
Outstanding Equity Awards at Fiscal Year-End	63
Option Exercises and Stock Vested	64
Pension Benefits	65
Non-Qualified Deferred Compensation	66
Potential Payments Upon Termination or Change in Control	67
Material Terms of Employment Agreements and Letters	69
CEO Pay Ratio	70
PROPOSAL NO. 3— APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE MOLSON COORS BEVERAGE COMPANY INCENTIVE COMPENSATION PLAN	71
Key Features of the Plan	71
Summary of the Plan	72
Description of Certain Federal Income Tax Consequences Under the Plan	77
Plan Benefits	78
Equity Compensation Plan Information	78
PROPOSAL NO. 4— RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021	79
Fees	79
Pre-Approval Policy Regarding Independent Registered Public Accounting Firm Services	80
AUDIT COMMITTEE REPORT	81
Primary Responsibilities	81
Audit Committee Report	81
BENEFICIAL OWNERSHIP	82
QUESTIONS AND ANSWERS	84
OTHER BUSINESS	94
APPENDIX A	A-1

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2021 Notice of Annual Meeting of Stockholders

Wednesday, May 26, 2021

11:00 a.m., Eastern Daylight Time

Time and date May 26, 2021 11:00 a.m., Eastern Daylight Time	Place Online Live Via Audio Webcast (See below for additional information)	Record date April 1, 2021

The Annual Meeting will be held entirely online live via audio webcast due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our directors, employees, stockholders and other stakeholders. If you are a stockholder of Molson Coors, you will be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/TAP2021. If you are a holder of the Class A or Class B exchangeable shares issued by Exchangeco, you will be able to attend and participate in the Annual Meeting online by visiting www.virtualshareholdermeeting.com/TPX2021. In each case, you will be able to listen to the Annual Meeting live, submit questions, and vote.

The Annual Meeting of Molson Coors Beverage Company will be held for the following purposes:

Proposal No. 1	To elect the 14 director nominees identified in the accompanying Proxy Statement.
Proposal No. 2 Proposal No. 3	To approve, on an advisory basis, the compensation of our named executive officers (NEOs). To approve the amendment and restatement of the Molson Coors Beverage Company Incentive Compensation Plan.
Proposal No. 4	To ratify the appointment of PricewaterhouseCoopers LLP (PwC) as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

To transact such other business as may be brought properly before the Annual Meeting and any and all adjournments or postponements thereof.

Record Date

Stockholders of record at the close of business on April 1, 2021 (Record Date) are entitled to receive notice of, and to vote at, the Annual Meeting and any and all adjournments or postponements thereof.

For a detailed description of our classes of stock and the exchangeable shares issued by Exchangeco, please refer to Questions 1 and 19-21 in the “Questions and Answers” section of this Proxy Statement.

Notice of Internet Availability of Proxy Materials

We will begin mailing a Notice of Internet Availability of Proxy Materials for the Annual Meeting on or about April 8, 2021 containing instructions on how to access our proxy materials and vote online. Our Proxy Statement and our Annual Report on Form 10-K for the fiscal year ended December 31, 2020 (Annual Report or Form 10-K) can be accessed by following the instructions in the Notice of Internet Availability of Proxy Materials.

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Proxy Voting

We hope you will be able to attend the Annual Meeting online. Whether or not you plan to attend online, your vote is important to us. We urge you to review our proxy materials and promptly submit your proxy/voting instructions by telephone or via the internet, or mark, sign, date and return the proxy/voting instruction card in the envelope provided, so that your shares will be represented and voted at the Annual Meeting, even if you cannot personally attend online. You may also vote your shares online, and submit your questions during the Annual Meeting. Details about how to attend the Annual Meeting online and how to submit questions and cast your votes are posted at www.virtualshareholdermeeting.com/TAP2021, with respect to stockholders of Molson Coors, and www.virtualshareholdermeeting.com/TPX2021, with respect to holders of the Class A and/or Class B exchangeable shares issued by Exchangeco, and can be found in the Proxy Statement under the heading “Questions and Answers.”

Thank you for your interest in our Company. We look forward to seeing you at the Annual Meeting.

By order of our Board of Directors, Molson Coors Beverage Company

Dated: April 8, 2021

E. Lee Reichert
Chief Legal & Government Affairs Officer and Secretary

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Proxy Statement

The Board of Directors (Board) is furnishing this Proxy Statement in connection with the solicitation of proxies for use at the Annual Meeting, which will be held at 11:00 a.m., Eastern Daylight Time, on Wednesday, May 26, 2021, online at www.virtualshareholdermeeting.com/TAP2021, with respect to stockholders of Molson Coors, and www.virtualshareholdermeeting.com/TPX2021, with respect to holders of the Class A and/or Class B exchangeable shares issued by Exchangeco. The proxies may also be voted at any adjournments or postponements of the Annual Meeting. The Annual Meeting will be a completely virtual Annual Meeting, which will be conducted via live audio webcast. You will be able to attend the Annual Meeting online and submit your questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/TAP2021, if you are a stockholder of Molson Coors, and www.virtualshareholdermeeting.com/TPX2021, if you are a holder of the Class A and/or Class B exchangeable shares issued by Exchangeco, and, in each case, entering your 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. Only stockholders with a valid 16-digit control number will be able to attend the Annual Meeting and vote, ask questions and access the list of stockholders as of the close of business on the Record Date for the Annual Meeting. The proxies may also be voted at any adjournments or postponements of that Annual Meeting.

We have dual principal executive offices located at P.O. Box 4030, NH353, Golden, Colorado 80401 USA and 1555 Notre Dame Street East, Montréal, Québec, H2L 2R5 Canada (Principal Executive Offices).

We will begin mailing a Notice of Internet Availability of Proxy Materials for the Annual Meeting, containing instructions on how to access our proxy materials and vote online, on or about April 8, 2021.

ADVANCED VOTING METHODS

Even if you plan to attend the Annual Meeting online, please vote right away using one of the following voting methods (see Question 6 of our section entitled “Questions and Answers” of this Proxy Statement for additional details). Make sure to have your proxy/voting instruction card in hand and follow the instructions.

You can vote in advance in one of the following three ways:

VIA THE INTERNET PRIOR TO THE ANNUAL MEETING Visit the website listed on your proxy/voting instruction card	BY TELEPHONE Call the telephone number listed on your proxy/voting instruction card	BY MAIL Sign, date and return your proxy/voting instruction card in the enclosed envelope

All properly executed proxies delivered by mail, and all properly completed proxies submitted via the Internet or by telephone that are delivered pursuant to this solicitation, will be voted at the Annual Meeting in accordance with the directions given in the proxy, unless the proxy is properly revoked prior to completion of voting at the Annual Meeting.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING

TO BE HELD ON MAY 26, 2021

The Notice of Annual Meeting, this Proxy Statement and the Annual Report are available at www.proxyvote.com.

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Proxy Summary

This summary highlights information contained elsewhere in this Proxy Statement. It does not contain all of the information that you should consider. You should read the entire Proxy Statement carefully before voting.

Overview of Voting Matters and Board Recommendations

Proposal	Recommendation	Page of Proxy
Election of 14 director nominees (Proposal No. 1)	FOR all director nominees	15
Advisory approval of executive compensation (Proposal No. 2)	FOR	43
Approval of the amendment and restatement of the Molson Coors Beverage Company Incentive Compensation Plan (Proposal No. 3)	FOR	71
Ratification of appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2021 (Proposal No. 4)	FOR	79

Corporate Governance Highlights — Page 25

We are committed to strong corporate governance, sustainability and the accountability of our Board and our senior management team to our stockholders. Highlights of our corporate governance program include:

Long-standing commitment to environmental, social and governance (ESG) and related sustainability matters;

Regular Board and committee review of our significant diversity, equity and inclusion (DEI), corporate citizenship, social responsibility, and public policy issues, including ESG and related sustainability matters, as well as employee and product safety;

Separation of our Chief Executive Officer (CEO) and Chair positions;

Regular executive sessions of independent directors at Board meetings that are chaired by the independent director member of the Governance Committee (the Independent Governance Committee Member);

Independent Governance Committee Member reviews and approves Board and committee agendas, together with the Board Chair and the Vice Chair;

Annual advisory vote by Class A and Class B stockholders, voting together as a single class, to approve the compensation of our named executive officers;

Ongoing review and annual assessment of Board composition, including diversity of skills, experience, opinions, as well as gender, race or ethnicity, nationality or country of origin diversity and other factors;

Ongoing review and assessment of Board refreshment matters;

Adoption of an age 72 retirement policy for independent directors;

Election of five new directors since September 2019 as part of our board refreshment efforts and stockholder dialogue, which increased the number of female directors to three and the number of ethnically or racially diverse directors to two;

Annual election of all directors;

Independent Audit, Compensation and Human Resources (Compensation & HR) and Finance Committees;

Annual review by each Board committee of its respective charter and its compliance therewith, and ongoing review and implementation of best practices;

Active stockholder engagement;

Meaningful director and executive officer stock ownership requirements;

Annual Board and committee self-evaluations and regular discussions regarding Board and committee effectiveness;

Robust anti-pledging policy and prohibition on hedging and short sales;

Executive compensation clawback policy; and

Majority independent Board.

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Director Nominee Highlights — Page 15

2021 NOMINEES FOR CLASS A DIRECTORS

Name	Age(1)	Director Since	Primary Occupation	Committee Memberships	Independent
Julia M. Brown	51	—	Former Chief Procurement Officer, Mars Wrigley	None	YES
David S. Coors	39	2020	Vice President of Next Generation Beverages, Molson Coors	Governance	NO
Peter H. Coors	74	2005	Vice Chair of the Board, Molson Coors	Governance	NO
Mary Lynn Ferguson-McHugh	61	2015	CEO, Family Care and New Business, Procter & Gamble Co.	Compensation & HR	YES
Gavin D.K. Hattersley	58	2019	President and CEO, Molson Coors	None	NO
Andrew T. Molson	53	2005	Partner and Chairman, AVENIR GLOBAL	Governance	NO
Geoffrey E. Molson	50	2009	Owner, President and Chief Executive Officer, CH Group Limited Partnership	Governance	NO
Nessa O’Sullivan	56	2020	Group CFO and Executive Director, Brambles Limited	Audit; Finance	YES
Douglas D. Tough	71	2012	Director of Molson Coors	Compensation & HR	YES
Louis Vachon	58	2012	President and Chief Executive Officer, National Bank of Canada	Finance	YES
James “Sandy” A. Winnefeld, Jr.	64	2020	National Security and Business Consultant	Audit; Compensation & HR	YES

2021 NOMINEES FOR CLASS B DIRECTORS

Name	Age(1)	Director Since	Primary Occupation	Committee Memberships	Independent
Roger G. Eaton	60	2012	Director of Molson Coors	Audit; Finance	YES
Charles M. Herington	61	2005	Chief Operating Officer, Vice Chairman and President of Global Operations, Zumba Fitness, LLC	Audit	YES
H. Sanford Riley	70	2005	President and Chief Executive Officer, Richardson Financial Group Limited	Compensation & HR; Governance	YES
(1) Age as of the Record Date.

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2020 Compensation Highlights — Page 44

Our business strategy drives our compensation philosophy and the choices we make as a business. Our primary focus is our First Choice for our people, consumers and customers strategy and delivering against the revitalization plan announced in October 2019, which focuses on five pillars: (i) building on the strength of our iconic core brands, (ii) aggressively growing our above premium portfolio, (iii) expanding beyond the beer aisle, (iv) investing in our capabilities, and (v) supporting our people and communities.

Our business strategy involves delivering against our revitalization plan and using a balanced focus on both the bottom- and top-lines, and is supported by our annual incentive program (Molson Coors Incentive Plan or MCIP) that incorporates two bottom-line metrics and two top-line metrics, each weighted 25%. The bottom-line metrics for 2020 were Adjusted Underlying Pretax Income and Adjusted Underlying Free Cash Flow (FCF), and the top-line metrics were Adjusted Net Sales Revenue (NSR) and Adjusted Net Sales Revenue per Hectoliter (NSR / HL), each as further defined on page 52; both of the revenue metrics must achieve at least threshold to achieve a payout on either. The combination of these four metrics incentivizes our executive team to focus every day on growing the top-line, earning more, using less and investing wisely.

Capital allocation within our business continues to be guided by Profit After Capital Charge (PACC) as further defined on page 54, which we believe will help us grow stockholder value over the medium to long-term. To maintain a disciplined, consistent approach with PACC across the business, we include PACC as a metric in our long-term incentive program (LTIP) for our performance share units (PSUs). Additionally, we use relative total shareholder return (Relative TSR) as a PSU metric to ensure alignment with our stockholders.

2020 Annual Incentive (MCIP) Metric (Weight)(1)	2020 MCIP Enterprise Performance Multiplier(2)	2020 Highlights(3)
Adjusted Underlying Pretax Income (25%)	106%	Adjusted Underlying Pretax Income was lower than 2019, as set out in our revitalization plan, but finished 2020 slightly above Target
Adjusted Underlying FCF (25%)	145%	We delivered nearly $1.3 billion of Underlying FCF
Adjusted NSR (25%)	0%	Worldwide Brand Volume decreased 7.8% vs. 2019, causing NSR to finish below the threshold for a payout(4)
Adjusted NSR / HL (25%)	0%	NSR / HL on a constant currency brand volume basis increased 1.1% vs. 2019 (Performance Multiplier is zero due to NSR performance)
TOTAL 2020 MCIP ENTERPRISE PAYOUT	63%

2018 to 2020 PSU Metric	2018 to 2020 PSU Performance Multiplier(2)	2018 to 2020 Highlights
PACC	0%	We did not achieve our 2018-2020 threshold performance, though PACC continues to be the key driver for our cash and capital allocation strategy
Relative TSR	70%	Relative TSR over the three-year performance period was in the 9th percentile relative to the companies in the S&P 500 Index (S&P 500)
TOTAL 2018 TO 2020 PSU PAYOUT	0%
(1)

Performance measures, with the exception of Relative TSR, are adjusted GAAP or non-GAAP, as defined on pages 52 and 54, and adjusted for changes in foreign currency movement versus the comparable period.

(2)

See further information about our MCIP and actual performance beginning on page 51 and LTIP beginning on page 53.

(3)

The 2020 Highlights do not contemplate the adjustments required for the MCIP metrics.

(4)

See further information on Financial Volume and Worldwide Brand Volume starting on page 42 of our Form 10-K.

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PROPOSAL NO. 1—

ELECTION OF DIRECTORS

Proposal Snapshot
What am I voting on?
Stockholders are being asked to elect 14 director nominees, consisting of 11 Class A directors and three Class B directors, for a one-year term.
Voting Recommendation:
Our Board recommends a vote FOR each director nominee.

The number of directors is set at 15, consisting of 12 Class A directors and three Class B directors. However, for purposes of the Annual Meeting, 14 directors are being nominated for election at the Annual Meeting, each to serve until the next annual meeting of stockholders and until his or her successor shall have been elected and qualified. The 14 nominees consist of:

11 directors to be elected by the Class A Holders; and

3 directors to be elected by the Class B Holders.

The Governance Committee does not currently plan to fill the Class A director vacancy, which must be a member of management according to the Company’s Restated Certificate of Incorporation, as amended to date (Restated Certificate of Incorporation). At the Annual Meeting, votes may not be cast for a greater number of director nominees than the 11 Class A and 3 Class B nominees named in this Proxy Statement.

For more information on the nomination of our Class A directors and Class B directors, please refer to “Nomination Process” section beginning on page 30.

The following summaries set forth certain biographical information regarding each director nominee, including age as of the Record Date, as well as a summary description of each individual’s particular knowledge, qualifications or areas of expertise considered for nomination to our Board.

Iain J.G. Napier was not re-nominated for election as a director, as he indicated his decision to retire immediately following the Annual Meeting pursuant to the Board’s retirement age policy.

Each of the director nominees has consented to serve if elected. If any nominee becomes unavailable to serve as a director, a substitute nominee may be designated. In that case, the persons named as proxies will vote for the substitute nominees designated.

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2021 NOMINEES FOR CLASS A DIRECTORS

JULIA M. BROWN
Age 51 INDEPENDENT DIRECTOR NOMINEE	Biography:

Ms. Brown served as the Chief Procurement Officer of Mars Wrigley, a division of Mars, Incorporated, a global manufacturer of confectionery, food, and petcare products and services, from 2020 to 2021. From 2015 to 2020, she served as the Chief Procurement Officer of Carnival Corporation & plc. From 2008 to 2015, she served as Chief Procurement Officer at Kraft Foods and then Mondelēz International, Inc. when it split from Kraft Foods Inc. in 2012. Ms. Brown served as Vice President, Corporate Procurement and Contract Manufacturing at The Clorox Company from 2005 to 2008. From 2004 to 2005, she served as Senior Director, Procurement, Global Direct Materials and Strategic Sourcing, at The Gillette Company, Inc. From 2001 to 2003 she served as Director, Procurement, Acquisition Integration and Development, at Diageo plc and she served as Purchases Group Leader for Global Cosmetics from 1999 to 2001. From 1991 to 1999, she served in various roles of increasing responsibility at The Procter & Gamble Company, including Senior Purchasing Manager from 1995 to 1999. She has served as a director of Shutterfly Inc. since 2020. Ms. Brown holds a Bachelor of Commerce from McMaster University in Hamilton, Canada.

	Committee Assignment:	Skills and Qualifications:
• New director nominee
•

Multi-brand International Company Experience

•

Consumer-Packaged Goods Experience

•

Food and Beverage Company Experience

•

Operations, Supply Chain and Procurement Experience

•

Commercial and Transformation Experience

•

Vendor Experience

DAVID S. COORS
Age 39 Director of Molson Coors since: 2020	Biography:

Mr. Coors has been the Vice President of Next Generation Beverages for Molson Coors since December 2019. He also serves on the Board of Trustees for the Adolph Coors Company LLC and has been President of AC Golden Brewing Company LLC since May 2018. He also serves on the board of The Yuengling Company LLC (a joint venture between Molson and a D.G. Yuengling & Son, Inc. affiliate) as well as the board of Truss CBD USA LLC (a joint venture between Molson Coors and Hexo Corp.). Prior to his current role, Mr. Coors held various management positions within our organization including General Manager of Australasia from June 2013 to December 2016 and Senior Director of Global Craft and Retail from January 2017 to March 2018. Mr. Coors also serves on several community and civic boards, including the Mario St. George Boiardi Foundation, Committee Member for The Young Guns Coors Western Art Exhibit, and Visit Denver. Mr. Coors holds a Masters of Business Administration and Masters of Engineering Management from the Kellogg School of Management at Northwestern University. Additionally, he holds a Bachelor of Science in Operations Research and Industrial Engineering from Cornell University College of Engineering.

	Committee Assignment:	Skills and Qualifications:
• Governance
•

P&L Management

•

Current Executive

•

Brand Building and Marketing Experience

•

Extensive Knowledge of our History and Culture

•

Long-term, Highly Committed Stockholder

•

U.S. Beer Business Expertise

•

International and Craft Beer Expertise

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PETER H. COORS
Age 74 Director of Molson Coors since: 2005 Vice Chair since: May 2019	Biography:

Mr. Coors retired as an employee of Molson Coors effective December 31, 2019. He served as our Chief Customer Relations Officer (CCRO) from October 2016 to December 2019 and served as Chairman of the Board of Directors of MillerCoors from July 2008 until we acquired full ownership of MillerCoors in 2016. He currently serves as our Vice Chair of the Board and Chair of the Governance Committee. He serves on the Board of Directors of Adolph Coors Company LLC, the trust company serving as trustee of the Adolph Coors Jr. Trust (Coors Trust) and other Coors’ family trusts. He is also the President of the Adolph Coors Foundation, a family charitable foundation and a manager of Keystone Holdings LLC, the holding company for CoorsTek and other Coors’ family owned businesses. Since joining our Company in 1971, he has served in a number of different executive and management positions for Adolph Coors Company, Coors Brewing Company and Molson Coors. He has served Coors Brewing Company, our wholly owned subsidiary, as Chairman of the board of directors since 2002, as a director since 1973, and as the Chief Executive Officer from 1992 to 2000. He also served Adolph Coors Company, as chief executive officer from 2000 to 2002 and as Chairman of the board from 2002 to 2005. At various times since 2005, Mr. Coors has served as the Chair and Vice Chair of our Board. Mr. Coors also serves on numerous community and civic boards, including the American Enterprise Institute, the National Western Stock Show, ACE Scholarships, Colorado Concern, Colorado Succeeds, and as trustee emeritus of the Denver Area Council of the Boy Scouts of America.

	Committee Assignment:	Skills and Qualifications:
• Governance (Chair)
•

Former CEO of our Company

•

Long-term, Highly-Committed Significant Stockholder

•

Extensive Knowledge of our History and Culture

•

Strong Relationships with U.S. Distributors and Retailers

•

Recognized Beer Industry Leader

•

U.S. Beer Business Expertise

•

Company Brand Ambassador

MARY LYNN FERGUSON-MCHUGH
Age 61 Director of Molson Coors since: 2015 INDEPENDENT DIRECTOR	Biography:

Ms. Ferguson-McHugh has served as Chief Executive Officer of Family Care and New Business at Procter & Gamble Co. (NYSE: PG) since July 2019. She has been with Procter & Gamble Co. since 1986, in various roles of increasing responsibility. In particular, before serving in her current position, she served as Group President, Global Family Care and P&G Ventures at Procter & Gamble Co. since November 2015. From 2011 to 2014, she served as Group President, Western Europe and then total Europe. Ms. Ferguson-McHugh holds an M.B.A. from the University of Pennsylvania, Wharton School of Business, and Bachelor of Science degree from the University of the Pacific.

	Committee Assignment:	Skills and Qualifications:
	• Compensation & HR (Chair)	• P&L Management • Operations • Brand Building and Marketing Experience • Innovation • Consumer Insight • Consumer-Packaged Goods Experience

GAVIN D.K. HATTERSLEY
Age 58 Director of Molson Coors since: 2019	Biography:

Mr. Hattersley has served as President and CEO of our Company since September 2019. Prior to his current position, he served as Chief Executive Officer of MillerCoors, our U.S. business, from July 2015. Prior to joining MillerCoors (n/k/a Molson Coors Beverage Company USA LLC), Mr. Hattersley served as Chief Financial Officer of the Company from June 2012 to September 2015. From July 2008 to June 2012, Mr. Hattersley served as Executive Vice President and Chief Financial Officer of MillerCoors. He also served as Senior Vice President, Finance for Miller Brewing Company from October 2002 to July 2008. He came to Miller Brewing Company from SAB Limited of Johannesburg, South Africa, where he held several financial management positions before becoming Chief Financial Officer in 1999. Prior to joining SAB Limited in 1997, he spent almost 10 years with Barloworld Limited in various finance positions.

	Committee Assignment:	Skills and Qualifications:
	• None	• President and CEO of our Company • Beer Business Experience • Former CFO of our Company • International Business Expertise • P&L Management • Financial Expertise

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ANDREW T. MOLSON
Age 53 Director of Molson Coors since: 2005 Chair since: May 2019	Biography:

Mr. Molson is Chairman of AVENIR GLOBAL, an organization that he has been with since 1997. With headquarters in Montreal since its founding in 1976, AVENIR GLOBAL is a network uniting seven strategic communications firms across Canada, the U.S., Europe and the Middle East, including NATIONAL Public Relations, AXON, Madano, SHIFT Communications, Padilla, Cherry and Hanover. In addition to the public companies noted below, Mr. Molson also currently serves as a director of Groupe Deschênes Inc. and CH Group Limited Partnership, a sports and entertainment company. He is also President of the Molson Foundation, a family foundation dedicated to the betterment of Canadian society, and serves on several non-profit boards, including those of the Institute for Governance of Private and Public Organizations, Concordia University Foundation, the evenko foundation for emerging talent, Business / Arts, the Québec Blue Cross and the Montreal General Hospital Foundation. He previously served as a director of The Group Jean Coutu PJC Inc. from 2014 to 2018, as Chair of our Board from May 2011 to May 2013 and Vice Chair of our Board from May 2009 to May 2011. Mr. Molson holds a law degree from Laval University, a Bachelor of Arts degree from Princeton University and a Master of Science degree in corporate governance and ethics from the University of London and is a Member of the Order of Canada.

	Committee Assignment:	Skills and Qualifications:
• Governance
•

Extensive Knowledge of our History and Culture

•

Long-Term, Highly-Committed Significant Stockholder

•

Public Relations

•

Corporate Governance

•

Canadian Beer Business Expertise

•

Outside Public Board Experience

U.S./Canadian Public Company Boards:
• Theratechnologies Inc. (NASDAQ: THTX; Toronto Stock Exchange (TSX): TH) since 2020
Canadian Public Company Boards:
• Dundee Corporation (TSX: DC.A) since 2015

GEOFFREY E. MOLSON
Age 50 Director of Molson Coors since: 2009	Biography:

Mr. Molson has been a general partner of CH Group Limited Partnership since December 2009 and the President and Chief Executive Officer of CH Group Limited Partnership since 2011, which owns the Montreal Canadiens, Gestion evenko, Equipe Spectra, Just for Laughs and the Bell Centre. He currently represents Molson Coors as an ambassador, representing the Molson family in key strategic areas of our business. He is also a member of the board of directors of RES PUBLICA Consulting Group, and a member of the Molson Foundation, a family foundation dedicated to the betterment of Canadian society, St. Mary’s Hospital Foundation and the Montreal Canadiens Children’s Foundation. From June 2015 to May 2017, Mr. Molson served as our Chair. From 1999 to 2009, he served in various roles of increasing responsibility for Molson Inc., including its former U.S. business. Mr. Molson holds an M.B.A. from Babson Business School and a Bachelor of Arts degree from St. Lawrence University and is a Member of the Order of Canada.

	Committee Assignment:	Skills and Qualifications:
• Governance
•

Extensive Knowledge of our History and Culture

•

Long-Term, Highly-Committed Significant Stockholder

•

P&L Management and Operations

•

Beer Sales and Marketing Background

•

Key Account Management

•

Distributor Development

•

Sports and Entertainment Industry

•

Canadian Beer Business Expertise

•

Outside Director Experience

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NESSA O’SULLIVAN
Age 56 Director of Molson Coors since: 2020 INDEPENDENT DIRECTOR	Biography:

Ms. O’Sullivan is the Group Chief Financial Officer and Executive Director of Brambles Limited (Brambles), a logistics company with operations in over 60 countries (Australian Securities Exchange (ASX): BXBLY). She was appointed to her current executive role in November 2016 and was appointed to the Brambles board of directors in April 2017. From 2005 to 2015, she served in various roles of increasing responsibility at Coca-Cola Amatil Limited, an ASX-listed beverage company, including five years from 2010 to 2015 as the Group Chief Financial Officer. From 2000 to 2005, she served as Chief Financial Officer of the South Pacific Region of Yum! Brands, Inc., an American fast food corporation (New York Stock Exchange (NYSE): YUM). Ms. O’Sullivan also previously worked at PwC in Ireland and Australia. She is a Fellow of the Institute of Chartered Accountants in Ireland, holds a Bachelor of Commerce Degree from University College Dublin and is a graduate of the Australian Institute of Company Directors.

	Committee Assignments:	Skills and Qualifications:
• Audit • Finance
•

Financial Expertise

•

Audit

•

Operations

•

International Business

•

Consumer-Packaged Goods Experience

•

Food and Beverage Company Experience

•

Supply Chain and Logistics Experience

•

Chief Financial Officer Experience

•

M&A and Capital Markets

•

Other Director Experience

•

Outside Public Board Experience

Australian Public Company Boards:
• Brambles Limited (ASX: BXBLY) since April 2017

DOUGLAS D. TOUGH
Age 71 Director of Molson Coors since: 2012 INDEPENDENT DIRECTOR	Biography:

Mr. Tough was the Chief Executive Officer of International Flavors & Fragrances (IFF), a creator and manufacturer of flavors and fragrances, from March 2010 to September 2014. He also served as IFF’s Chairman of the board of directors from March 2010 to December 2014. After joining IFF’s board of directors in 2008, he served as its non-executive Chairman of the board from October 2009 to March 2010, when he became IFF’s Chief Executive Officer. Mr. Tough holds an M.B.A. from the University of Western Ontario and a B.B.A. from the University of Kentucky.

	Committee Assignment:	Skills and Qualifications:
	• Compensation & HR	• Multi-brand International Company Experience • Food and Beverage Company Experience • P&L Management • Public Company CEO Experience • Outside Public Board Experience

LOUIS VACHON
Age 58 Director of Molson Coors since: 2012 INDEPENDENT DIRECTOR	Biography:

Mr. Vachon has served as President and Chief Executive Officer of the National Bank of Canada since June 2007. He has also served as a director of the National Bank of Canada since 2006. He has been with National Bank of Canada since 1996, where he has taken positions of increasing responsibility. He also currently serves as a director of Groupe CH Inc. and of the OSMO Foundation, and has, in the past, held a variety of other board positions. Mr. Vachon has been an Officer of the Ordre national du Québec since 2019. He is a Member of the Order of Canada and the Ordre de Montréal, as well as a recipient of the Global Citizens Award from the United Nations Association in Canada. In 2014, Mr. Vachon was named Chief Executive Officer of the year by the Canadian Business magazine. Mr. Vachon holds a Master's degree in International Finance from the Fletcher School at Tufts University, and a Bachelor of Arts degree in economics from Bates College. He is also a Chartered Financial Analyst, CFA®.

	Committee Assignment:	Skills and Qualifications:
	• Finance (Chair)	• Financial Markets • Financing • Strategy • Experience as a Chief Executive Officer • Canadian Market Experience • Outside Public Board Experience
Canadian Public Company Boards:
• National Bank of Canada (TSX: NBC) since 2006

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JAMES “SANDY” A. WINNEFELD, JR.
Age 64 Director of Molson Coors since: 2020 INDEPENDENT DIRECTOR	Biography:

Admiral Winnefeld retired from the United States Navy in July 2015 after serving as the ninth Vice Chairman of the Joint Chiefs of Staff, and the United States’ number two ranking military officer, from August 2011 until July 2015. Prior to his retirement, Admiral Winnefeld had a 37-year career in the United States Navy, serving in various positions of increasing responsibility, including Commander, U.S. Northern Command, Commander, North American Aerospace Defense Command, Commander, U.S. Sixth Fleet, and Commander, Allied Joint Command Lisbon. He is currently a Professor of International Affairs at the Sam Nunn School of International Affairs at the Georgia Institute of Technology and a Senior Non-Resident Fellow at the Belfer Center for Science and International Affairs at the Kennedy School at Harvard University. Since January 2017, Admiral Winnefeld has served on the board of directors of Raytheon Company (Raytheon), a NYSE-listed major U.S. defense contractor and industrial corporation (NYSE: RTN), and currently serves on Raytheon’s finance, compensation and special activities committees. Admiral Winnefeld has also served as a director of various private companies, including Alliance Laundry Systems LLC, a privately-held laundry equipment manufacturer, Cytec Defense Materials LLC, a privately-held composite materials distributor, for which he also serves as Chairman, and Enterprise Holdings, Inc., a privately-held vehicle rental, fleet management and automobile sales company. He is also an advisor to various companies, including BDT Capital Partners, LLC, a private equity firm, and a strategic advisor to the U.S. Chamber of Commerce, among others. Admiral Winnefeld and his spouse Mary are also the co-founders of the non-profit organization, Stop the Addiction Fatality Epidemic. In addition, he is a member of the Georgia Institute of Technology Advisory Board and the Board of Advisors of the Georgia Institute of Technology Research Institute and a Trustee of the Naval Academy Foundation athletics and scholarship programs. Admiral Winnefeld holds a Bachelor of Aerospace Engineering from the Georgia Institute of Technology and is a graduate of the Naval War College and the Naval Nuclear Power School.

	Committee Assignment:	Skills and Qualifications:
	• Audit • Compensation & HR	• Senior Leadership • Human Resource Management • Strategy • International and Governmental Affairs Experience • Corporate Governance • Outside Public Board Experience
U.S. Public Company Boards:
• Raytheon Company (NYSE:RTN) since 2017

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2021 NOMINEES FOR CLASS B DIRECTORS

ROGER G. EATON
Age 60 Director of Molson Coors since: 2012 INDEPENDENT DIRECTOR	Biography:

Mr. Eaton currently serves as a director of Arnott’s Biscuits Holdings Pty Limited, a privately-held Australian company. In addition, Mr. Eaton currently manages multiple business interests since his retirement as the Chief Executive Officer of KFC, a division of Yum! Brands, Inc. (NYSE: YUM), a position he held from August 2015 to March 2019. Prior to that, he held several U.S. and international positions at Yum!. From April 2011 to August 2015 he served as the Chief Operations Officer of Yum!. From January 2014 to April 2015, he served as President of the KFC division, overseeing KFC’s business in the Middle East, Thailand, Asia Franchise Business Unit, Canada, Latin America, and the Caribbean. Additionally, in 2011 he served as the Yum! Operational Excellence Officer. From June 2008 to February 2011, he served as the Chief Executive Officer and President of KFC USA. Mr. Eaton holds a post graduate diploma in accounting and a bachelor’s degree in commerce from the University of Natal — Durban in South Africa. He passed the South African Public Accountants and Auditors Board exams in 1982, and is a member of the Australian Institute of Chartered Accountants.

	Committee Assignment:	Skills and Qualifications:
	• Audit (Chair) • Finance	• Financial Expert • Global Retail Brand Management • P&L Management and Operations • International Business Experience • Audit Experience • Experience as a Chief Executive Officer

CHARLES M. HERINGTON
Age 60 Director of Molson Coors since: 2005 INDEPENDENT DIRECTOR	Biography:

Mr. Herington is the Chief Operating Officer, Vice-Chairman and President of Global Operations at Zumba Fitness LLC. In May 2018, he was appointed to the board of Gildan Activewear Inc (NYSE/TSX: GIL). Mr Herington is also a member of the boards of the following privately held companies: Quirch Foods (where he acts as Chairman); HyCite Enterprises; Accupac; and Klox Technologies. From 2006 to 2012, Mr. Herington served as Executive Vice-President of Developing and Emerging Markets Group at Avon Products Inc. Prior to that, he was President and Chief Executive Officer of America Online (AOLA) Latin America, and before that Division President at Pepsico Restaurants Latin America. Mr. Herington began his career in brand management at Procter & Gamble Co. Mr. Herington received his Chemical Engineering Degree from Instituto Tecnológico y de Estudios Superiores de Monterrey.

	Committee Assignment:	Skills and Qualifications:
• Audit
•

P&L Management and Operations

•

Marketing

•

Brand Building

•

General Management

•

Multicultural Lens from Living in Five Countries

•

Canada, U.S., Latin America, Asia Pacific, Central and Eastern European Market Experience

•

Outside Public Board Experience

•

M&A

U.S./Canadian Public Company Boards:
• Gildan Activewear Inc. (NYSE/TSX: GIL) since 2018

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H. SANFORD RILEY
Age 70 Director of Molson Coors since: 2005 INDEPENDENT DIRECTOR	Biography:

Mr. Riley has served as President and Chief Executive Officer of Richardson Financial Group Limited, a specialized financial services company, since 2003. In addition, he is a director of the two public companies noted below. Mr. Riley previously served as a director of GMP Capital, Inc. (TSX: GMP), an investment dealer, from 2009 to 2017, Manitoba Telecom Services Inc. (TSX: MBT) from 2011 to 2017 and Manitoba Hydro, a Canadian Crown corporation, where he also served as Chairman of the board of directors from May 2016 to March 2018. He has also previously served as a director of Molson, Inc. Mr. Riley is also involved with various community organizations, including serving as Chairman of the University of Winnipeg Foundation past Chancellor of the University of Winnipeg and past Chairman of the Manitoba Business Council. Mr. Riley holds a J.D. from Osgoode Hall Law School, a Bachelor of Arts degree from Queen’s University and is a Member of the Order of Manitoba and the Order of Canada.

	Committee Assignments:	Skills and Qualifications:
• Compensation & HR • Governance (Independent Member)
•

Financial Expertise

•

P&L Management and Operations

•

Corporate Governance

•

Leadership in Highly Regulated Global Industry

•

Experience as a Chief Executive Officer

•

Outside Public Board Experience

Canadian Public Company Boards:
• Canadian Western Bank (TSX: CWB) since 2011 • The North West Company (TSX: NWC) since 2002 (current Chairman)

Board Mix

(1)

Average age and tenure of independent directors — Source: 2020 United States Spencer Stuart Board Index.

(2)

Age as of the Record Date.

(3)

Tenure measured from the February 2005 merger of Molson Inc. with and into Adolph Coors Company LLC.

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Board Skills & Experience and Demographic Matrix

This table provides a summary view of the qualifications, experience and demographic information of each director nominee.

(1)

Tenure and age calculated as of the Record Date.

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Position of Director Emeritus

Eric H. Molson (formerly the Chair of our Company) has served as a Director Emeritus for our Company since May 2009. Mr. Molson may provide consulting and advisory services to the Board as requested and may be invited to attend meetings of our Board on a non-voting basis.

Family Relationship Disclosure

Peter H. Coors and David S. Coors are father and son. Andrew T. Molson and Geoffrey E. Molson are brothers. Eric H. Molson is the father of Andrew T. Molson and Geoffrey E. Molson.

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Board of Directors and Corporate Governance

We are committed to strong corporate governance, corporate responsibility and the accountability of our Board and our senior management team to our stockholders. Our Board is elected annually by the stockholders to oversee their interests in the long-term success of our Company and our operating segments.

KEY CORPORATE GOVERNANCE DOCUMENTS

Please visit our website at www.molsoncoors.com to view the following documents:

Restated Certificate of Incorporation, as amended to date (Restated Certificate of Incorporation)

Fourth Amended and Restated Bylaws (Bylaws)

Code of Business Conduct

Board of Directors Charter & Corporate Governance Guidelines (Governance Guidelines)

Board Committee Charters, including those of: the Governance Committee, the Compensation & HR Committee, the Audit Committee and the Finance Committee

Diversity, Equity & Inclusion, Sustainability, Corporate Governance Guidelines and Code of Business Conduct

DIVERSITY, EQUITY & INCLUSION (DEI)

We strive to be a provider of meaningful experiences for our employees and believe that building a strong and diverse workforce is a significant contributor to our success as a business and to deliver on our purpose. We value and respect our differences and believe that diversity with equity and inclusion is the key to collaboration and a winning team culture. A significant component of our revitalization plan announced in October 2019 was the launch of a refreshed purpose (uniting people to celebrate all life’s moments), ambition (first choice for our people, consumers and customers) and shared company values (the first of which is Put People First), all designed with a purpose of shifting the culture of the organization to drive stronger employee and business engagement. As we work to a more diverse workforce and management team, the Company has developed programs to encourage the recruitment, retention and training of diverse leaders and working to ensure we have a highly skilled and inclusive workforce.

With the overarching goals described in the preceding paragraph as guides, the following table outlines the primary DEI responsibilities:

Group	Primary DEI Responsibilities
Our leadership team and the Chief People and Diversity Officers for the North America and Europe business units	Managing all employment-related matters, including DEI
Compensation & HR Committee	Establishing and reviewing the overall compensation philosophy of the Company and providing oversight on certain human capital matters, including the Company’s DEI initiatives
Audit Committee	Overseeing the Company’s risk management program to identify and mitigate potential risks, including human capital issues
Governance Committee	Monitoring governance best practices and making recommendations to the Board on governance improvements
Board of Directors	Receives regular reports and recommendations from management and the Board committees to help guide the Company’s strategy on retaining and developing a diverse and talented workforce

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SUSTAINABILITY

We believe in producing beverages we can be proud of, which is why sustainability is fundamental to how Molson Coors operates. Our Imprint is how we talk about sustainability at Molson Coors and includes our commitments to governance, ethics, alcohol responsibility, environmental stewardship, sustainable sourcing, and investments in our people and communities that we believe create long term value for society, stockholders, and our other stakeholders.

Our Imprint is embedded in Molson Coors’ culture and the values we set forth as a company. Sustainability metrics are embedded in the performance goals of members of our leadership team to ensure governance and accountability for delivering performance against Our Imprint 2025 commitments, which are described below. Furthermore, the Audit Committee assists the Board in overseeing Molson Coors’ sustainability efforts.

Molson Coors is a charter member of the International Alliance for Responsible Drinking (IARD). This collaborative industry body represents the 12 largest global brewers, distillers and vintners, and partners with the public sector, civil society and private stakeholders formed to address the global public health issue of harmful drinking.

In 2017, we launched Our Imprint 2025 strategy, which includes a set of ambitious goals to take us to 2025. Informed by a materiality assessment and with the United Nations Sustainable Development Goals in mind, we focused our efforts where we believe we can have the most positive impact on our business and society. We established goals across three pillars — Alcohol Responsibility, Environmental Sustainability and People & Communities — that aim to address the shifting expectations of our consumers and stakeholders, while we continue to drive our operations to be even more resource efficient and resilient.

In 2019, we launched a set of new global packaging goals to reduce plastics in our packaging, aiming for 100% of our packaging to be reusable, recyclable or compostable by 2025. We also strengthened our goals to drive down packaging carbon emissions, use more recycled materials in our plastic packaging and improve recycling solutions in our key markets.

Below are the priority areas that make up Our Imprint 2025 strategy and the sustainability goals we aim to achieve:

Alcohol Responsibility	Environmental Sustainability	People & Communities

Prevention of alcohol-related harm through the implementation of impactful programs*

Partner with other global alcohol producers to achieve 10% reduction globally in harmful alcohol use

Responsible marketing and advertising of all products*

Deliver nutritional information, alcohol serving facts and ingredients for all our products*

Offer consumers low- or no-alcohol choices*

* In countries where we have significant brewing and selling operations

Improve water-use efficiency in our primary breweries to achieve a 2.8 hl/hl water-to-beer ratio

Protect local water resources in partnership with others

Reduce carbon emissions across our operations by 50%, and throughout our value chain by 20%

Achieve zero waste to landfill at all our brewing and major manufacturing facilities

Make 100% of packaging reusable, recyclable, or compostable

Incorporate at least 30% recycled content in our plastics packaging

Improve recycling infrastructure and support a better recycling system for communities, government and industries

Improve water-use efficiency of our agricultural supply chain by 10%

100% of barley and hops sourced from sustainable suppliers in key growing regions

Provide a great employee experience through living our Put People First culture and values

Greater health and safety in the workplace with 40% reduction in Lost Time Accident rate

$100 million investment aiming to improve livelihoods, foster empowerment and build resilient communities

Ethical and sustainable supply chain practices

Supplier diversity across the business

More information about our 2025 agenda and the progress we’ve made can be found on our sustainability website, www.MolsonCoorsOurImprint.com, which includes:

Our Imprint Report 2020, which presents our 2025 strategy and highlights of our work across our three pillars; and

Environment, Social and Governance (ESG) Report 2020, which offers greater detail on Molson Coors’ sustainability performance.

Please note, the information provided on our website (or any other website referred to in this Proxy Statement) is not part of this Proxy Statement and is not incorporated by reference as part of this Proxy Statement.

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The statements above regarding Our Imprint 2025 goals are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended (Exchange Act). Forward-looking statements are subject to risks and uncertainties that could cause actual results to be materially different from those indicated (both favorably and unfavorably). These risks and uncertainties include, but are not limited to, those described in Part I, “Item 1A. Risk Factors”, of the Annual Report, and those described from time to time in our past and future reports filed with the Securities and Exchange Commission (SEC).

CORPORATE GOVERNANCE GUIDELINES

Our full Board, of which the majority is independent, oversees the corporate governance of our Company. Our Board has adopted our Governance Guidelines to promote effective corporate governance and proper functioning of our Board and its Committees. The guidelines set forth a common set of expectations as to how our Board should function. The guidelines provide, among other things, guidance on the composition of our Board, the criteria to be used in selecting director nominees, retirement of directors, expectations of our directors and evaluation of performance of our Board and its Committees. Our Board and Governance Committee regularly review developments in corporate governance and considers stockholder feedback to respond to new developments as necessary and appropriate.

CODE OF BUSINESS CONDUCT

All of our directors and employees, including our CEO, Chief Financial Officer (CFO) and other senior financial and executive officers, are bound by our Code of Business Conduct which complies with the requirements of the NYSE and the SEC to ensure that our business is conducted in a legal and ethical manner. The Code of Business Conduct covers areas of professional conduct, including employment policies, conflicts of interest, fair dealing and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of our business. We will disclose future amendments to, or waivers from, certain provisions of the Code of Business Conduct for executive officers and directors on our website at www.molsoncoors.com within four business days following the date of such amendment or waiver.

Board and Committee Governance

BOARD LEADERSHIP STRUCTURE

We separate the roles of Chair and CEO. According to our Bylaws, the Chair is appointed by the Class A-C Nominating Subcommittee or the Class A-M Nominating Subcommittee, alternating on a biennial basis. The Vice Chair is appointed by the Class Nominating Subcommittee that does not appoint the Chair. Andrew T. Molson was appointed Chair by the Class A-M Nominating Subcommittee effective May 2019, and he will serve in this position until this Annual Meeting. Peter H. Coors was appointed Vice Chair by the Class A-C Nominating Subcommittee effective May 2019, and he will serve in this position until this Annual Meeting.

In addition, and in accordance with the Governance Guidelines, the agenda for each Board meeting is prepared by our corporate secretary’s office under the direction of the Chair and the Independent Governance Committee Member. As further discussed below, the Independent Governance Committee Member regularly convenes executive sessions of the independent directors without non-independent directors or members of management present and report to the Board, the Chair or management, as appropriate, any issues, requests or concerns identified during any independent director executive sessions.

BOARD SIZE

Our Board has currently set the number of directors at 15, consisting of 12 Class A directors and three Class B directors. However, only 14 directors are being nominated for election at the Annual Meeting, leaving one Class A director vacancy. Our Board does not currently plan to fill the Class A director vacancy, which must be a member of management according to the Restated Certificate of Incorporation.

Our Restated Certificate of Incorporation and Bylaws allow for our Board to change its size by resolution which must be approved by at least two-thirds of the authorized number of directors (including vacancies), provided that any decrease in the number of directors to less than 15 must be approved by the holders of the Class A common stock and Special Class A voting stock, voting together as a class; provided further, that any increase in the number of directors must be divisible by three, with one-third of such new directorships to be filled by the Governance Committee, one-third of such directorships to be filled by the Class A-C Nominating Subcommittee and one-third of such directorships to be filled by the Class A-M Nominating Subcommittee.

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BOARD’S ROLE IN RISK OVERSIGHT

Our Board is responsible for overseeing our enterprise risk management program (ERM Program) to ensure it is appropriately designed to identify and manage the principal risks of our business. Our Board realizes that the achievement of our strategic objectives necessarily involves taking calculated risks, and that, as our business evolves, risks applicable to our business change. The ERM Program is designed to enable us to appropriately identify, monitor, manage, prioritize and mitigate these risks, and foster a culture of integrity, risk awareness and compliance within our Company. Our Board has also tasked its committees as designated below with certain risk management categories, and these committees regularly report to our Board:

Board/Committee	Primary Areas of Risk Oversight
Board

Adopting a strategic planning process and approving annually a strategic plan, taking into account the risks of our business

Ensuring the dedication of resources and implementation of appropriate systems to manage the principal risks of our business

Oversight and monitoring of our ERM Program (shared with the Audit, Compensation & HR, and Governance Committees)

Oversight over all related party transactions (shared with the Audit Committee)

Annual review of the risk program

Review regular reports from management on material risks, the degree of exposure to those risks, and plans to address such risks

Review reports on risk assessment from the Audit and Compensation & HR Committees

Committee reports are regularly provided to our Board

Audit Committee

Oversight and monitoring of our risk management efforts, including our ERM Program and anti-hedging, anti-pledging and anti-short sale policy, and corporate responsibility, alcohol policy and sustainability efforts and related performance

Oversight of the management of our major financial risks, cybersecurity risks and the steps management has taken to monitor and control such risks

Oversight over all related party transactions (shared with our Board)

Oversight of our internal controls and internal audit function

Compensation & HR Committee

Oversight of the risks relating to our compensation plans and human resource programs

Oversight over our human resource and talent management programs, including leadership development and our commitment to DEI

Finance Committee	Oversight of our financial position and policies, including the risks related to our capital structure, debt portfolio, pension plans, taxes, currency risk and hedging programs
Governance Committee

Oversight of the Company’s corporate and political action committee political contributions and political activities

Monitor best practices, trends, developments and issues related to corporate governance practices and policies, in the context of the Company’s shareholder profile and “controlled company” status for NYSE and TSX purposes

Oversight of the Board’s retirement, resignation and retention policies

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Management is charged with managing the business and the risks associated with the enterprise and reporting regularly to our Board. Management primarily regulates risk through the ERM Program, robust internal processes and control environments, comprehensive internal and external audit processes, a strong ethics and compliance department, and by adhering to the Code of Business Conduct and our other policies. Management routinely communicates business risks identified through the ERM Program, or otherwise, with our Board, the committees thereof and individual directors.

We have implemented a cybersecurity awareness training to facilitate initial and continuing education for employees on cybersecurity and related matters. Regular reviews are conducted to assess company information security programs and practices, including incident management, service continuity, and information security compliance programs. The Company maintains a cyber liability insurance policy providing insurance coverage within the policy limits for liability losses and business interruption events arising from an information security breach. In March 2021, the Company experienced a systems outage that was caused by a cybersecurity incident. Outside of the March 2021 incident, the Company has not experienced a material information security breach within the last three years. Our Board, Audit Committee and senior management receive periodic briefings concerning cybersecurity, information security, technology risks, and our related risk mitigation programs.

Our Compensation & HR Committee believes that we have no compensation policies or programs that give rise to risks reasonably likely to have a material adverse effect on our Company.

Our Board believes its leadership structure is appropriate because it effectively allocates authority, responsibility and oversight between management and the non-management directors, including with respect to risk oversight.

To learn more about the risks we face, you can review the risk factors included in Part I, “Item 1A. Risk Factors”, of the Annual Report, and those risks described from time to time in our past and future reports filed with the SEC.

BOARD COMPOSITION AND REFRESHMENT

In accordance with the Governance Guidelines, the Board considers the following objectives in determining the appropriate size and composition of the Board:

1.

The Board size should facilitate substantive discussions by the whole Board in which each director can participate meaningfully; and

2.

The composition of the Board should encompass a broad range of skills expertise; industry knowledge; diversity of opinion and gender, race or ethnicity, nationality, age or country of origin diversity; and contacts relevant to our business.

In addition to the above considerations, our Governance Guidelines require our Board and Governance Committee to base director nominations on criteria that reflect the best interests of our Company, stockholders and corporate responsibilities. In doing so, our directors strive to attain the appropriate balance and diversity of background and experience on our Board.

According to our Governance Guidelines, the factors considered for the selection of director nominees to serve on the Board include, but are not limited to, the individual’s:

diversity of opinion, personal and professional background and experience, as well as gender, race or ethnicity, nationality, age or country of origin diversity;

personal qualities and characteristics, accomplishments and reputation in the business community;

current knowledge and contacts in the communities in which we do business and in our industry or other industries relevant to our business;

ability and willingness to commit adequate time to our Board and committee matters;

skills, personality and compatibility with our other directors and potential directors in an effort to build a Board that is effective, collegial and responsive to our needs; and

characteristics as they correspond with the perceived needs of our Company and our Board and its committees at the time.

Our Board and Governance Committee consider various diversity factors, including gender, age, race, ethnicity, nationality, and country of origin, as part of the assessment of director nominees to serve on our Board. In addition, our Governance Guidelines require the Governance Committee to instruct any search firm engaged to identify director candidates to identify director candidates who would, in addition to bringing skills and experience to the Board, also add to gender, age, racial or ethnic diversity to the Board.

The Board periodically reviews and assesses its composition and takes into consideration factors that may impact Board turnover and refreshment. In the Governance Guidelines the Board has implemented a retirement age policy in which no person is eligible for nomination or election to our Board if such person has reached the age of 72 by the calendar year-end immediately preceding our next annual meeting. Even though the policy provides that our Board may approve an exception to this guideline on a case-by-case basis in rare circumstances, our Board does not currently plan to waive the retirement age guideline for directors that will reach this retirement age prior to 2024. These retirement-age restrictions do not apply to our non-independent Class A directors. As previously mentioned, Iain J.G. Napier was not re-nominated for election as a director, as he indicated his decision to retire immediately following the Annual Meeting pursuant to the Board’s retirement age policy.

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NOMINATION PROCESS

Potential director nominees may come to our attention through recommendation by management, current members of our Board, our stockholders or third-party search firms hired to identify and/or evaluate potential nominees. The Board retained a third-party search firm for a fee to help facilitate the identification, screening and interview process of potential director nominees, including Ms. Brown. After our Board considers the qualifications outlined above to strike the appropriate balance and diversity of background and experience as well as feedback from any third-party search firms hired to evaluate potential nominees, candidates are formally nominated and vacancies are filled in accordance with the terms of our Restated Certificate of Incorporation as follows:

Body to Nominate or Fill Vacancy	Director Nominees
Entire Board Majority independent

Three director nominees to be elected by holders of Class B common stock and Special Class B voting stock, voting together as a class

All nominees must be independent

Nominations must be approved by at least two-thirds of the authorized number of directors (including vacancies)

Governance Committee: One independent director Class A-C Nominating Subcommittee Class A-M Nominating Subcommittee

Two director nominees to be elected by holders of Class A common stock and Special Class A voting stock, voting together as a class

Must include the CEO of our Company (currently Gavin D.K. Hattersley) and one member of management approved by at least two-thirds of the authorized number of directors (currently vacant)

Class A-C Nominating Subcommittee(1): David S. Coors Peter H. Coors	Five director nominees to be elected by holders of Class A common stock and Special Class A voting stock, voting together as a class (Coors Directors) A majority must be independent
Class A-M Nominating Subcommittee(1): Andrew T. Molson Geoffrey E. Molson	Five director nominees to be elected by holders of Class A common stock and Special Class A voting stock voting together as a class (Molson Directors) A majority must be independent
(1)

The Class A-C Nominating Subcommittee and the Class A-M Nominating Subcommittee each cease to have the power to make nominations and fill vacancies if the Coors Trust and certain Coors family stockholders, in the case of the Class A-C Nominating Subcommittee, or Pentland Securities (1981) Inc. (Pentland) and certain Molson family stockholders, in the case of the Class A-M Nominating Subcommittee, fall below certain ownership thresholds. The required thresholds are all currently satisfied.

As a result of our nomination process, we have added five highly-qualified directors since September 2019, which increased the number of female directors to three and the number of ethnically or racially diverse directors to two.

CANDIDATES RECOMMENDED BY STOCKHOLDERS

Pursuant to our Governance Guidelines, our Board will consider and evaluate a director candidate recommended by a stockholder in the same manner as candidates identified by other sources. Stockholders wishing to recommend a director candidate to serve on our Board may do so by providing advance written notice to us following the procedures set forth under Question 23 in the “Questions and Answers” section of this Proxy Statement. Any such recommendation must be accompanied by the information specified in Section 1.9.2 of our Bylaws.

DIRECTOR INDEPENDENCE

Although not required due to our “controlled company” status, a majority of the directors on our Board meet the NYSE Listing Standards definition of independence. In addition, our Restated Certificate of Incorporation contains provisions intended to ensure that at all times a majority of our directors are independent from our management. Specifically, our Restated Certificate of Incorporation defines an independent director as any director who is independent of management and is free from any interest and any business or other relationship (other than interests or relationships arising from ownership of shares of our stock) which could, or could reasonably be perceived to, materially interfere with the director’s ability to act in the best interests of our Company.

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The following director nominees are independent under the NYSE Listing Standards and our Restated Certificate of Incorporation:

Independent Directors(1)
Julia M. Brown(2)	H. Sanford Riley
Roger G. Eaton	Douglas D. Tough
Mary Lynn Ferguson-McHugh	Louis Vachon
Charles M. Herington	James “Sandy” A. Winnefeld, Jr.
Nessa O’Sullivan
(1) Mr. Napier, determined to be independent, was not re-nominated to stand for re-election to the Board. (2) Ms. Brown is a director nominee.

The independence determination for the above continuing directors and nominee was made by our Board in a meeting held in February 2021.

BOARD COMMITTEES

Our Board currently has four separately-designated committees: the Audit Committee, the Compensation & HR Committee, the Finance Committee and the Governance Committee. In addition to the four current committees of our Board, our Board may from time to time establish additional committees.

As discussed on the previous page under “Nomination Process,” the Governance Committee also has two sub-committees, which are required under our Restated Certificate of Incorporation.

The following table identifies the current members of each of our committees of our Board and the number of meetings held by each committee during 2020. As a “controlled company,” we are not required to follow typical director independence requirements for certain of our committees; however, other than the members of the Governance Committee, which are prescribed by the terms of our Restated Certificate of Incorporation, each member of the other committees meets the definition of an independent director under the NYSE Listing Standards and our Restated Certificate of Incorporation.

Director Name	Audit	Compensation & HR	Finance	Governance
Julia M. Brown
David S. Coors				(1)
Peter H. Coors				(1)
Roger G. Eaton
Mary Lynn Ferguson-McHugh
Gavin D.K. Hattersley
Charles M. Herington
Andrew T. Molson				(2)
Geoffrey E. Molson				(2)
Iain J.G. Napier(3)
Nessa O’Sullivan
H. Sanford Riley
Douglas D. Tough
Louis Vachon
James “Sandy” A. Winnefeld, Jr.
Meetings Held in 2020	9	7	5	5
= Chair = Member
(1)

Member of the Class A-C Nominating Subcommittee.

(2)

Member of the Class A-M Nominating Subcommittee.

(3)

Mr. Napier was not re-nominated to stand for re-election to the Board, but he will remain on the Compensation & HR Committee and Finance Committee, in each case, through the Annual Meeting.

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Audit Committee

Primary Responsibility

Under the terms of its charter, our Audit Committee represents and assists our Board in overseeing:

the integrity of our financial reporting process and our financial statements;

our compliance with legal and regulatory requirements, and our ethics and compliance program, including our Code of Business Conduct;

our systems of internal control over financial reporting and disclosure controls and procedures;

our internal audit function;

the qualifications, engagement, compensation, independence and performance of our independent auditors, their conduct of the annual audit and their engagement for any lawful purposes;

our corporate responsibility, alcohol policy and sustainability efforts and related performance;

our risk management efforts; and

our cybersecurity program and related risk management.

Under its charter, our Audit Committee is also charged with:

preparing the report that is required by the SEC to be included in this Proxy Statement;

providing an avenue of communication among our independent auditors, financial and senior management, internal audit department, ethics and compliance managers and our Board;

appointing (subject, if applicable, to stockholder ratification), retaining, compensating, evaluating and terminating the independent auditors, including sole authority to approve all audit engagement fees and terms;

overseeing the work of the independent auditors, including resolution of disagreements between management and the independent auditors regarding financial reporting; and

subject to the requirements of our Bylaws, considering issues involving related person transactions, considering for approval any such related person transactions in accordance with our related person transaction policy, if practicable approving such transactions before they are entered into, and periodically reviewing ongoing related person transactions.

Together with management, internal audit, and our independent auditors, our Audit Committee reviews and discusses our policies and procedures regarding assessment and management of emerging and principal risks facing us, including those related to our tax and finance compliance activities, our technology, cybersecurity and information security, and sustainability, as applicable, including our major financial risk exposures, the ERM Program and the steps management has taken to monitor and control such exposures. In addition, our Audit Committee oversees our Insider Trading Policy (as defined herein), which includes our anti-pledging policy, in order to protect us against potential risks resulting from any pledging of our stock.

Furthermore, our Audit Committee reviews with management and our independent auditors:

accounting principles and financial statement presentations, including significant changes in the selection or application of accounting principles;

the adequacy of our internal controls; and

the effects of regulatory and accounting initiatives on our financial statements.

For more information on the Audit Committee’s role in risk oversight see the discussion under “Board’s Role in Risk Oversight” section beginning on page 28.

The Audit Committee Report is included on page 81.

Independence

Each member of our Audit Committee meets the applicable independence requirements of the NYSE Listing Standards, our Restated Certificate of Incorporation and Rule 10A-3 under the Exchange Act. Our Board has determined that all the members of the Audit Committee are financially literate pursuant to the NYSE Listing Standards. Our Board determined that Roger G. Eaton is an “audit committee financial expert” as defined under SEC regulations.

Compensation & HR Committee

Primary Responsibility

Under the terms of its charter, our Compensation & HR Committee has the responsibility for establishing and reviewing the overall compensation philosophy of our Company, and evaluating and approving compensation plans, programs and levels primarily applicable to our executive officers. Our Board approves the compensation of our CEO and our Chair and Vice Chair of our Board if such person is an NEO. Our Compensation & HR Committee also makes all decisions regarding the implementation and administration of our incentive compensation, equity compensation and other benefit plans and programs, and oversees certain aspects of our retirement plans.

The Committee also oversees key human resources initiatives, programs and processes, including:

talent retention and development, including leadership development;

talent pipeline and succession planning, including for the CEO, executive officers and certain other senior leaders;

programs and systems for performance management; and

our Company’s commitment to DEI.

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Our Compensation & HR Committee may form one or more subcommittees, each of which may take such actions as may be delegated by our Compensation & HR Committee. Our Compensation & HR Committee may delegate its authority, except to the extent prohibited or restricted by applicable law or regulation or by our Restated Certificate of Incorporation or Bylaws.

The details of the processes and procedures used for determining compensation of our executive officers are set forth in the “CD&A” section beginning on page 44.

Our Compensation & HR Committee Report is included on page 58.

Our Compensation & HR Committee retained as its independent compensation consultant Willis Towers Watson (Compensation Consultant or Willis Towers) to provide independent advice and assist in the development and evaluation of the Company’s 2020 executive and director compensation policies and programs. After considering various factors as required by applicable NYSE rules and its charter, our Compensation & HR Committee concluded there were no conflicts of interest with Willis Towers.

Independence

Each member meets the applicable independence requirements of the NYSE Listing Standards, our Restated Certificate of Incorporation and applicable federal laws and regulations. Each member also qualifies as a “Non-Employee Director” for purposes of Rule 16b-3 under the Exchange Act.

Finance Committee

Primary Responsibility

Under the terms of its charter, our Finance Committee assists our Board in fulfilling its responsibilities relating to the oversight of our financial affairs, including overseeing and reviewing our financial position and policies, and approval of our financing activities.

The Finance Committee’s responsibilities and duties include:

monitoring our financial, hedging and investment policies and strategies, as well as our tax strategies and legal entity structure;

monitoring our financial condition and our requirements for funds, including, with respect to acquisitions and divestitures;

monitoring investment performance and funding of our pension funds;

monitoring our debt portfolio, interest rate risk and expense management, credit facilities and liquidity;

subject to certain issuances requiring Board approval or delegated to the CEO and CFO, reviewing and approving the amounts, timing, types, issuances, incurrence and terms of: (i) debt facilities, indentures or other arrangements for our indebtedness; and (ii) liability management transactions including amendments, purchases and repayments prior to maturity related to our then outstanding debt securities;

monitoring relationships with credit rating agencies and the ratings given to us;

overseeing our financial risk management strategies, including foreign currency, interest rates, commodity and other derivatives;

periodically reviewing the results of our investment, derivative and hedging activities;

monitoring and approving our dividend and share repurchase policies and programs provided that: (i) any proposed dividends, where the amount of the dividend differs from the amount of a dividend approved by our Board for the preceding quarter; and (ii) any share repurchase program, shall require recommendation by our Finance Committee to our Board and final approval by our Board; and

subject to certain agreements requiring Board approval or delegated to the CEO and CFO, reviewing and approving the entry into agreements by us to purchase goods and services in the aggregate amount of greater than $250 million USD (or local currency equivalent) in one year or $500 million USD (or local currency equivalent) over the term of the agreement.

Independence

Each member meets the independence requirements of the NYSE Listing Standards and our Restated Certificate of Incorporation.

Governance Committee

Composition

Pursuant to our Restated Certificate of Incorporation, our Governance Committee, which is referred to therein as the Nominating Committee, is required to be made up of five directors: two directors who make up our Class A-C Nominating Subcommittee; two directors who make up our Class A-M Nominating Subcommittee; and one independent director, referred to herein as the Independent Governance Committee Member.

Primary Responsibility

Under the terms of the Governance Committee’s charter and our Restated Certificate of Incorporation, the responsibilities and duties of the Governance Committee and its Nominating Subcommittees include, among other things:

recommending to our Board up to three candidates for election by the holders of our Class B common stock and our Special Class B voting stock;

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nominating, directly or through its sub-committees, up to 12 candidates to stand for election by the holders of our Class A common stock and our Special Class A voting stock as further described in the “Nomination Process” section starting on page 30;

periodically evaluating and recommending criteria for selection of Board members to be adopted by the Governance Committee and our Board;

monitoring and overseeing the annual evaluation of our Board;

reviewing and preparing for approval by our Board, our annual operating plan and the annual budget for the activities and operations of our Board;

periodically evaluating and recommending for approval to our Board, the Board’s policies for retirement, resignation and retention of the directors;

recommending for approval by our Board, memberships and chairs of the other committees of our Board (aside from the Governance Committee);

identifying and recommending for approval by our Board, candidates for CEO of our Company;

assisting the Board in monitoring best practices, trends, developments and issues relating to our corporate governance practices and policies, in the context of our shareholder profile and “controlled company” status for NYSE and Toronto Stock Exchange (TSX) purposes;

overseeing our corporate and political action committee political contributions and receive annual reports overviewing our political activities, including an annual review of our Political Contributions Policy & Activity Report; and

reviewing and recommending for approval by our Board, changes to our Governance Guidelines.

Independence

As a “controlled company,” we are not required under applicable NYSE Listing Standards to have a nominating/corporate governance committee consisting entirely of directors who meet the independence requirements of the NYSE Listing Standards. Mr. H. Sanford Riley is independent under the NYSE Listing Standards and our Restated Certificate of Incorporation.

DIRECTORS’ ATTENDANCE

Our Board held seven meetings during 2020. All incumbent directors attended 75% or more of the aggregate meetings of our Board and the committees of our Board on which they served during 2020. The directors are encouraged to attend the Annual Meeting. All directors serving at the time attended the 2020 annual meeting of stockholders.

BOARD AND COMMITTEE SELF-ASSESSMENTS

Pursuant to the Governance Guidelines, our Board and its committees conduct annual self-assessments to evaluate the qualifications, experience, skills and balance of our Board and its committees and to ensure that they are working effectively. The corporate secretary’s office prepares and distributes anonymous self-assessment questionnaires to all directors, and the results of such questionnaires are discussed with our Board and Governance Committee in detail. In addition, the Independent Governance Committee Member periodically conducts one-on-one meetings with each member of our Board to receive additional feedback regarding director performance, Board and committee composition and effectiveness, and suggested areas of improvement.

EXECUTIVE SESSIONS OF NON-EMPLOYEE AND INDEPENDENT DIRECTORS

Our Board and each of our Board Committees generally hold executive sessions of its non-employee directors at each regularly scheduled meeting. In addition, the independent directors generally meet in executive sessions at each regularly scheduled Board meeting. Such executive sessions of independent directors are presided over by the Independent Governance Committee Member, as set forth in the Governance Guidelines.

Certain Governance Policies

HEDGING, PLEDGING AND SHORT SALE POLICIES

Under our global insider trading policy (Insider Trading Policy), directors, executive officers, including our NEOs, and other employees are prohibited from purchasing any financial instrument that is designed to hedge or offset any decrease in the market value of the individual’s securities holdings in our Company.

In addition, the Audit Committee adopted an enhanced anti-pledging policy, which is set forth in our Insider Trading Policy. The enhanced policy provides that directors, executive officers, including our NEOs, and other employees are prohibited from purchasing our securities on margin, borrowing against any account in which our securities are held or otherwise pledging securities as collateral for a loan, except they may pledge our securities as collateral for a loan (not including margin debt) with the prior approval of the: (i) CFO and (ii) Chief Legal Officer or Deputy Chief Legal Officer; provided further that proposed

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pledges by insiders (defined as a director or executive officer who is subject to Section 16 of the Exchange Act or any executive that is a direct report to the CEO) must also be approved by the Audit Committee as part of its risk oversight function prior to any such pledging.

Approval of such pledges may be granted only after considering the appropriate facts and circumstances, including the following factors:

the number of the pledged shares (including shares previously pledged) in relation to total number of shares outstanding and in relation to average daily trading volumes;

the total loan value versus the value of the pledged securities;

loan amount in relation to the average trading volume;

loan amount versus market capitalization;

the percentage of pledged shares versus the overall public float;

triggering events for any margin call;

whether pledged shares are collateral for other loans;

whether other collateral can be used to satisfy events of default;

potential impacts to us or our stock price in the event of a forced sale;

factors that mitigate the likelihood of a forced sale, such as the availability and commitment of alternative collateral, or other considerations unique to the pledging party;

circumstances giving rise to the proposed pledge, including historical nature of prior pledges;

potential conflicts of interest (actual or perceived);

whether the pledge undermines equity incentive compensation by potentially shielding the proposed pledgor from the effects of poor company performance;

timing and insider trading considerations;

ability of the covered party to make the pledging decision and/or whether the covered party has disclaimed beneficial ownership of the underlying pledged shares;

other protections or commitments made by the pledgor to us;

the aggregate amount of pledged shares outstanding at any given time by the pledgor and any other directors, executive officers and employees; and

any other factors deemed relevant by the approving body.

In reviewing and granting any approval, the approving body may seek advice from our professional advisors.

Details of outstanding pledges of our securities are included within footnotes (4) and (5) in the Beneficial Ownership section, which begins on page 82 of this Proxy Statement.

As part of its risk assessment and risk management oversight responsibilities, the Audit Committee has evaluated the outstanding pledges of our securities, both on an individual and in an aggregate basis, including the potential impacts to us and our stock price in the event of a forced sale and does not believe they are reasonably likely to have a material adverse effect on us. In addition, the Audit Committee has reviewed and approved our risk management plans in the event of a forced sale or other potential event of default under these pledging arrangements.

Our directors, executive officers, including our NEOs, and other employees are also prohibited from engaging in short sales related to our common stock and the exchangeable shares issued by Exchangeco.

CLAWBACK POLICY

We adopted an enhanced clawback policy (Clawback Policy) that applies to compensation paid in and after fiscal year 2015. Under the Clawback Policy, we will use reasonable efforts to recoup from our current and former executive officers and other employees designated by our Board or our Compensation & HR Committee any excess incentive-based compensation awarded as a result of an accounting restatement due to material noncompliance with financial reporting requirements under the U.S. federal securities laws regardless of whether such officers were at fault in the circumstances leading to the restatement.

POLITICAL CONTRIBUTION POLICY

In February 2021, the Governance Committee adopted an enhanced political contribution policy, which outlines the Company’s policies, procedures and philosophy regarding its political contributions and activities. The Political Contribution Policy (Political Policy) was adopted in response to feedback received from employees and as part of the Company’s ongoing stockholder engagement. The Political Policy sets forth the broad criteria that drive decisions regarding political contributions by employee-funded entities (e.g., federal PACs), corporate contributions where allowed by law, and other lobbying and advocacy efforts. It also outlines that the Company’s political spending will be aligned to a set of giving criteria that is focused on a pro-Company agenda which generally, but not exclusively, opposes increased beer taxes, restrictions on sales and marketing, and promotes marketplace transparency and industry innovation. It also clarifies that the Company’s political spending will not be influenced by the political preferences of any individual director, officer or employee. The Political Policy vests oversight responsibilities with the Governance Committee and places day-to-day management of the Company’s political activities with the Chief Legal Officer and Vice President — Government Affairs. The Political Policy also provides that Company employees are encouraged to legally participate in the political process and support candidates of their choice for political office.

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Stockholder Engagement

OUR PRACTICES

We believe it is essential to actively engage with our stockholders to discuss and receive feedback regarding matters of importance to them and emerging ESG trends, including changes to bolster best practices in corporate governance practices, the interplay between ESG and executive compensation and appropriate ESG frameworks and disclosure metrics. Accordingly, we are committed to the following practices to build and maintain relationships and trust with our stockholders:

conducting year-round engagement with non-affiliated stockholders, proxy advisory firms, and stock analysts to discuss and seek input on our corporate governance policies, our ESG and sustainability efforts, our compensation policies and practices and any other topics requested by the stockholders;

engaging at stockholders’ request to address questions and concerns regarding the Company;

providing stockholder feedback to the Board and committees on a regular basis; and

considering and reflecting stockholder feedback in our periodic review and update of policies and practices.

Our interactions with stockholders in 2020 and this year covered a broad range of environmental, social, governance, corporate social responsibility, sustainability, and executive compensation topics, including emerging trends around the interplay between ESG and executive compensation.

HOW WE RESPONDED

Based on feedback we received as a result of our engagement activities, we have made a number of enhancements to our corporate governance policies and disclosures. Below are a few examples of the changes made based on feedback from our non-affiliated stockholders:

In 2014, we amended our Restated Certificate of Incorporation to expand the non-binding advisory say on pay vote to include the Class B stockholders;

Since 2016, we have continued to update our sustainability disclosures (see page 26) to highlight the steps we have taken and continue to take to achieve Our Imprint 2025 strategy and our sustainability goals;

In 2017, we revised our Governance Guidelines to expand the various types of diversity that the Board considers in evaluating director nominees and board composition;

In 2018, we further revised our Governance Guidelines to require the Governance Committee to instruct any search firm requested to furnish a list of prospective director candidates to identify director candidates who would, in addition to bringing skills and experience to the Board, also add to gender, racial or ethnic diversity on the Board;

In 2019, the Audit Committee approved an enhanced anti-pledging policy as part of the Insider Trading Policy in response to stockholder and proxy advisor engagement;

In early 2020, the Company adopted a retirement age policy in which no person is eligible for nomination or election if such person has reached the age of 72 by the calendar year-end immediately preceding our next annual meeting;

In early 2021, the Company adopted a Political Contributions Policy in partial response to employee and stockholder engagement; and

Since September 2019, five new directors have been elected to the Board in partial response to ongoing dialogue with stockholders regarding board refreshment and the number of female directors has been increased to three and the number of ethnically or racially diverse directors has increased to two.

ACCESS TO OUR DIRECTORS

Stockholders and other interested parties may communicate directly with members of our Board as described in Question 22 in the “Question and Answers” section.

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Director Compensation

General

We use a combination of cash and stock-based compensation to ensure desired stability of our Board and to secure our ongoing ability to attract high-caliber individuals to serve on our Board. The Compensation & HR Committee, with assistance from the Compensation Consultant, reviews and makes recommendations to our Board annually with respect to the form and amount of director compensation. In setting director compensation, the Compensation & HR Committee considers the significant amount of time that directors expend in fulfilling their duties to our Company, the skill level required of our Board members, as well as the compensation of directors at our peer companies. Our overall director compensation philosophy is to target the median of our peer group (see page 49 for our peer group) for both cash and stock-based compensation.

2020 Compensation

For 2020, directors received an annual cash retainer and an annual equity grant in the form of restricted stock units (RSUs). All directors are reimbursed for any expenses incurred while attending our Board or any committee meetings and in connection with any other Company business. Board members also received tax reporting and filing assistance given the complexities created by having Board meetings across multiple countries and tax jurisdictions. Below is an annual schedule of fees for 2020, approved by the Board of Directors on May 21, 2020. Fees paid are prorated according to dates of service.

Compensation Element	Members (non-Chair) ($)	Chair & Vice Chair of our Board ($)	Chair of the Audit Committee ($)	Chair of the Compensation & HR Committee ($)	Chair of the Finance Committee ($)
Cash Retainer	100,000	190,000	120,000	120,000	115,000
RSUs	145,000	145,000	145,000	145,000	145,000
Total	245,000	335,000	265,000	265,000	260,000

After a review of our peer group median reference points in 2020, the Compensation & HR Committee believes our director pay approximates the median of our peer group and thus recommended, and the Board approved, no changes to any elements of director compensation for 2020.

Under our Directors’ Stock Plan, non-Molson and non-Coors family directors may elect to receive 0%, 50% or 100% of their annual cash retainer in the form of either: (i) shares of Class B common stock; or (ii) deferred stock units (DSUs), with the balance in each case being paid in cash. Molson and Coors family directors receive their entire retainer and any Chair or Vice Chair retainer, as applicable, in cash. DSUs represent the right to receive shares of Class B common stock when the director’s service on our Board terminates. Upon departure from the Board, directors who have elected DSUs are paid a cash amount equal to the dividends that would have been paid during the vesting period had each DSU been an actual share of Class B common stock.

Mr. Hattersley, as our President and CEO, does not receive any compensation for his service on the Board. See the “Executive Compensation” section beginning on page 59 for Mr. Hattersley’s compensation as President and CEO of the Company.

Director Stock Ownership Requirements

In order to further align the interests of directors with the long-term interests of our stockholders, our Board has determined that, by the end of his or her fifth year as a director, each director should own stock or stock equivalents with a value equal to five times his or her annual retainer. All of our directors currently meet or are on track to meet this requirement. Shares owned directly by the director, as well as the value of DSUs and unvested RSUs, are included in calculating ownership levels.

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Director Compensation Table

The table below summarizes the compensation by our Company to directors for the year ended December 31, 2020.

Current Directors	Fees Earned or Paid in Cash(1) ($)	Stock Awards ($)	All Other Compensation(2) ($)	Total ($)
David S. Coors(3)(4)	61,539	145,026	—	206,565
Peter H. Coors(5)	190,000	145,026	3,629	338,655
Roger G. Eaton	120,000	145,026	11,258	276,284
Mary Lynn Ferguson-McHugh	112,253	145,026	3,629	260,908
Charles M. Herington	100,000	145,026	16,023	261,049
Andrew T. Molson	190,000	145,026	3,629	338,655
Geoffrey E. Molson(6)	100,000	145,026	86,149	331,175
Iain J.G. Napier(7)	106,374	145,026	7,846	259,246
Nessa O’Sullivan(3)	61,539	145,026	—	206,565
H. Sanford Riley	100,000	145,026	12,559	257,585
Douglas D. Tough	100,000	145,026	5,374	250,400
Louis Vachon	115,000	145,026	8,621	268,647
James “Sandy” A. Winnefeld, Jr.(3)	61,539	145,026	—	206,565
Former Directors
Peter J. Coors(8)(9)	38,736	—	3,629	42,365
Betty K. DeVita(8)	38,736	—	3,629	42,365
Franklin W. Hobbs(8)	38,736	—	3,629	42,365
(1)

As outlined below in “Fees Earned or Paid in Cash Elections”, certain directors elected to receive a portion of the above fees in the form of Deferred Stock Units (“DSUs”) or shares of the Company stock pursuant to a program adopted in the 3rd quarter of 2006.

(2)

Represents dividend equivalents accrued in 2020 on unvested RSUs and DSUs.

(3)

Ms. O’Sullivan and Messrs. David Coors and Winnefeld were elected as directors on May 20, 2020.

(4)

In addition to his director compensation reflected in the table above, David S. Coors received compensation of approximately $300,000 in 2020 as an employee of our Company, which included salary, bonus and equity awards consisting of PSUs and RSUs. Assuming maximum-level performance for the PSUs, the aggregate compensation would be increased by $51,127.

(5)

Peter H. Coors ceased employment with the Company on December 31, 2019 and certain vested legacy pension and other benefits were settled during 2020. In addition to his director compensation reflected in the table above, Peter H. Coors received compensation of approximately $45,000 in 2020 as an employee of our Company in 2019, but paid in 2020.

(6)

In addition to dividend equivalents accrued in 2020 on unvested RSUs and DSUs of $3,629, Geoffrey E. Molson received $82,520 in 2020 for consultant services rendered to our Company in his ambassadorial role, both of which are shown in the “All Other Compensation” column above. A CAD to USD exchange rate of 0.7859 as of December 31, 2020 was used to convert Mr. Molson’s ambassadorial role fees.

(7)

Mr. Napier was not re-nominated to stand for re-election at the Annual Meeting.

(8)

Ms. DeVita and Messrs. Peter J. Coors and Hobbs each served as a Director through May 20, 2020.

(9)

In addition to his director compensation reflected in the table above, Peter J. Coors received compensation of approximately $250,000 in 2020 as an employee of our Company, which included salary, bonus and equity awards consisting of PSUs and RSUs. Assuming maximum level performance for the PSUs, the aggregate compensation would be increased by $7,680.

FEES EARNED OR PAID IN CASH ELECTIONS

For 2020, the directors made the following elections under our Directors’ Stock Plan:

Retainer paid in 100% Cash: David S. Coors, Peter H. Coors, Peter J. Coors, Betty DeVita, Mary Lynn Ferguson-McHugh, Andrew T. Molson, Geoffrey E. Molson, H. Sanford Riley and Louis Vachon, James Winnefeld Jr.

Retainer paid in 50% DSUs and 50% Cash: Charles M. Herington, Iain J.G. Napier and Douglas D. Tough.

Retainer paid in 100% DSUs: Roger G. Eaton and Nessa O’Sullivan.

Retainer paid in 100% Shares of Class B Common Stock: Franklin W. Hobbs.

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STOCK AWARDS

On May 21, 2020, each director received an annual equity grant of 3,942 RSUs with a grant date fair value of $36.79 per unit and an aggregate grant date fair value of $145,026. The grant date fair value is calculated in accordance with Financial Accounting Standards Board (FASB) Accounting Standards Codification 718, Compensation-Stock Compensation (FASB Topic 718). The assumptions used to calculate these amounts are described in Note 13 “Share-Based Payments” to our Company’s consolidated financial statements in the Annual Report. The RSUs cliff vest on May 21, 2023, or upon retirement of the director from our Board, whichever comes first. Upon vesting of RSUs, the director is paid a cash amount equal to the dividends that would have been paid during the vesting period had each RSU been an actual share of Class B common stock.

Outstanding Equity Awards

The table below summarizes each director’s outstanding RSUs and DSUs as of December 31, 2020.

Current Directors	RSUs(1)	DSUs(2)
David S. Coors(3)	3,942	—
Peter H. Coors	8,740	—
Roger G. Eaton	8,740	15,817
Mary Lynn Ferguson-McHugh	8,740	—
Charles M. Herington	8,740	22,758
Andrew T. Molson	8,740	—
Geoffrey E. Molson	8,740	—
Iain J.G. Napier	8,740	8,453
Nessa O’Sullivan(3)	3,942	1,635
H. Sanford Riley	8,740	15,668
Douglas D. Tough	8,740	4,076
Louis Vachon	8,740	8,759
James “Sandy” A. Winnefeld, Jr.(3)	3,942	—
Former Directors
Peter J. Coors	723	—
Betty K. DeVita	—	—
Franklin W. Hobbs	—	—
(1)

Represents the underlying shares of Class B common stock issuable upon vesting, retirement from our Board, death or disability, and settlement, as applicable; Excludes 2,062 outstanding RSUs received by David S. Coors as an employee of the Company.

(2)

Represents the underlying shares of Class B common stock issuable within thirty days after termination of service as a member of our Board, and settlement, as applicable.

(3)

Ms. O’Sullivan and Messrs. David Coors and Winnefeld were elected as directors on May 20, 2020.

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Related Person Transactions

Approval of Related Person Transactions

Our Board has adopted a formal written policy for the review, approval and ratification of “related person” transactions. Under the policy, the Audit Committee is required to approve all related person transactions (except those transactions between us and affiliates or members of the Molson or Coors families, which require full Board of Director approval in accordance with our Bylaws) with an aggregate amount involved that will, or may be expected to, exceed $120,000. Other than salary and benefits to officers and employees in the ordinary course of business, any transaction between us and affiliates or members of the Molson or Coors families, regardless of the amount involved, requires Board approval under our Bylaws pursuant to the requirements set forth therein.

Under the policy, our directors, executive officers and beneficial owners of more than 5% of our Class A common stock, our Class B common stock, the Class A exchangeable shares, the Class B exchangeable shares or other voting securities (collectively, 5% beneficial owners) are expected to disclose the material facts of any transaction that could be potentially considered a “related person” transaction to our Company.

In determining whether to approve or ratify a transaction subject to the policy, the Audit Committee will review the relevant facts regarding the transaction including: (a) the extent of the related person’s interest in the transaction; (b) whether the transaction is on terms no less favorable than terms generally available to or from an unaffiliated third party under the same or similar circumstances; and (c) whether the related person transaction is consistent with the best interests of our Company and stockholders.

Each of the transactions and relationships set forth below were ratified and approved in the manner and to the extent required under our related party transaction policy or Bylaws, as applicable.

Certain Related Person Transactions

Eric H. Molson, the father of Andrew T. Molson and Geoffrey E. Molson, serves as a Director Emeritus. In connection with his role, he has the ability to recommend up to $325,000 per year in charitable contributions.

We have a contractual relationship with the Montréal Canadiens and Gestion evenko. Geoffrey E. Molson, a member of our Board, and Andrew T. Molson, our Chair, are affiliated with the general partner and one of the limited partners of CH Group Limited Partnership, the owner of the Montréal Canadiens, the Bell Centre, Spectra, Equipe and Gestion evenko. Geoffrey E. Molson is also the President and Chief Executive Officer of CH Group Limited Partnership. In 2020, we made payments totaling approximately CAD $3.3 million to the Montréal Canadiens in marketing, advertising, promotional endeavors and sponsorship rights in the ordinary course of business and the Montréal Canadiens or its affiliates made payments totaling approximately CAD $94,500 to us according to the terms of our agreements and purchased our products in the ordinary course of business. In 2020, we made payments totaling approximately CAD $60,000 to Gestion evenko in marketing, advertising and promotional endeavors in the ordinary course of business. The business relationships have been in place for many years and our Board has determined they are fair and reasonable and comparable to market conditions for similar business relationships.

In addition, in connection with the sale by one of our predecessor entities of its ownership interest in the Montréal Canadiens (the “Canadiens Transaction”), such predecessor agreed to assume the liability associated with the Montréal Canadiens Deferred Compensation Plan (MCDC) for the benefit of the Montréal Canadiens’ players and coaches. During 2020, we made annual pension payments of approximately CAD $112,000 under the MCDC.

We have an ongoing business relationship with RES PUBLICA and its subsidiary, NATIONAL Public Relations, for strategic public relations services. Geoffrey E. Molson and Andrew T. Molson are affiliated with RES PUBLICA. Andrew T. Molson is also a partner and the Chairman of RES PUBLICA, and Geoffrey E. Molson is a member of its board of directors. In 2020, we made payments to NATIONAL Public Relations totaling approximately CAD $127,000 for strategic public relations services, and we made no payments to RES PUBLICA. The business relationship has been in place for many years, and our Board has determined it is fair and reasonable and comparable to market conditions for similar business relationships.

From time to time, we employ members of the Coors and Molson families, which together own a controlling interest in our Class A shares of our Company. Hiring and placement decisions are made based upon merit and compensation packages that are offered commensurate with policies in place for all employees of Molson Coors. Peter J. Coors (son of Peter H. Coors and brother of David S. Coors), and David S. Coors (son of Peter H. Coors and brother of Peter J. Coors) are employed by the Company, each in non-executive positions and Peter H. Coors was employed by the Company in a non-executive position in 2019, but certain vested legacy pension and other benefits were settled during 2020. In 2020, director Peter J. Coors received compensation in the ordinary course of business of approximately $250,000, which included salary, bonus and equity awards. Our policies and procedures for review, approval and ratification of related person transactions did not require review, approval or ratification of Peter J. Coors’ compensation because it was limited to salary and benefits paid to an employee in the ordinary course of business. Please see the “Director Compensation” section beginning on page 37 for a description of Peter H. Coors’, David S. Coors’ and Peter J. Coors’ compensation as non-executive employees and in their respective roles as directors of our Company.

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Management

Executive Officers

The following persons hold the executive officer positions at Molson Coors as further described below as of the Record Date.

GAVIN D.K. HATTERSLEY
Age 58	President and CEO of Molson Coors since September 2019
Business Experience: See page 17.

TRACEY I. JOUBERT
Age 54	CFO of Molson Coors since November 2016 Business Experience:

Prior to her current role, Ms. Joubert served as the Chief Financial Officer and Executive Vice President of MillerCoors from 2012 to November 2016. Prior to entering that role in 2012, Ms. Joubert served as Vice President of Finance, Planning & Analysis and Controller since the formation of MillerCoors in 2008. Before joining MillerCoors, she served as Director of Finance and Group Services at Miller Brewing Company. She began her career in beer with SAB Limited in Johannesburg, South Africa, where she served as Financial Manager of technical accounting and Financial Manager of finance services. Prior to joining SAB Limited, she was Financial Manager at Barloworld, Ltd and articled at KPMG South Africa. In November 2017, Ms. Joubert was appointed to the board of directors of Cooper Tire & Rubber Company (NYSE: CTB), a publicly-traded manufacturer and marketer of replacement tires. She also serves on the Board of Trustees for the Boys and Girls Clubs of Milwaukee.

Education:
Ms. Joubert holds bachelor’s degrees in commerce and accounting from the University of Witwatersrand in South Africa. She passed the Public Accountants and Auditors Board exams in 1989.

SIMON J. COX
Age 53	President and Chief Executive Officer of Molson Coors Europe since January 2015 Business Experience:

Prior to his current role, Mr. Cox served as Managing Director for Molson Coors UK from September 2012 until December 2014. He joined Molson Coors in 2005 as Director of Supply Chain Strategy based in U.K. and developed increasing responsibility through senior positions as Strategy Director and Managing Director-Independent On-Premise. Before joining Molson Coors, Mr. Cox held a number of senior leadership positions within Carlsberg, a global brewer.

Education:
Mr. Cox holds a degree in Biochemistry from Manchester University.

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PETER MARINO
Age 48	President, Emerging Growth since November 2019 Business Experience:

Prior to his current role, Mr. Marino served as President of Tenth & Blake, our U.S. craft beer division, from September 2017 to October 2019. He served as Chief Public Affairs and Communications Officer for MillerCoors from September 2014 to September 2017, overseeing all communications, corporate, community and government affairs for MillerCoors. Mr. Marino joined MillerCoors in August 2012.

Education:

Mr. Marino holds a Masters of Business Administration degree from the Anderson School at the University of California — Los Angeles and a bachelor’s degree in journalism from the University of Wisconsin — Madison.

E. LEE REICHERT
Age 54	Chief Legal and Government Affairs Officer of Molson Coors since February 2018; and Secretary of Molson Coors since 2016 Business Experience:

Prior to his current role, Mr. Reichert served as Deputy Chief Legal Officer of Molson Coors from 2012 to 2018 and as Chief Legal Officer of Molson Coors International from 2011 to 2017. Prior to joining Molson Coors, he was a partner at Lathrop & Gage, where he served on the firm’s Executive Committee. He is an elected member of the American Law Institute.

Education:
Mr. Reichert holds a J.D. from University of Illinois College of Law and a bachelor’s degree from Colgate University.

MICHELLE ST. JACQUES
Age 43	Chief Marketing Officer since November 2019 Business Experience:

Prior to her current role, Ms. St. Jacques served as Chief Marketing Officer of MillerCoors from February 2019 until November 2019. From 2015 to January 2019, Ms. St. Jacques served as Senior Vice President and Head of Global Brand & Marketing Capabilities for Kraft Heinz Company, in addition to a number of other roles with the company. Prior to the 2015 merger of Kraft and Heinz, she served as Vice President of Heinz Brand for H. J. Heinz Company from 2014 to 2015.

Education:
Ms. St. Jacques holds a bachelor’s degree of Business Administration from the University of Michigan.

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PROPOSAL NO. 2—

ADVISORY VOTE TO APPROVE NAMED EXECUTIVE OFFICER COMPENSATION (THE ADVISORY SAY-ON-PAY VOTE)

Proposal Snapshot
What am I voting on?
Stockholders are being asked to approve, on an advisory basis, the compensation of our NEOs.
Voting Recommendation:
Our Board recommends a vote FOR the advisory vote to approve the compensation of our NEOs.

In accordance with Section 14A of the Exchange Act, the Class A Holders and the Class B Holders, voting together as a single class, are entitled to cast a vote to approve the compensation of our NEOs as described in the “Compensation Discussion and Analysis” section beginning on page 44 and the “Executive Compensation” section beginning on page 59. This proposal is also referred to as the say-on-pay vote. We have held a say-on-pay vote at each year’s annual meeting since 2013, and based on the 2017 advisory vote regarding the frequency of say-on-pay votes, our Board has determined to hold an advisory vote on named executive officer compensation every year until the next required advisory vote on the frequency of such votes or until the Board otherwise determines that a different frequency for such advisory votes is in the best interests of our stockholders.

In deciding how to vote on this proposal, we encourage you to read the “Compensation Discussion and Analysis” and “Executive Compensation” sections of this Proxy Statement. As described in more detail in those sections, we believe our compensation programs emphasize performance and accountability while maintaining alignment with medium- and long-term stockholder interests.

We are asking our stockholders to approve the following advisory resolution at the Annual Meeting:

“RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in this Proxy Statement pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative discussion.”

Because your vote is advisory, it will not be binding upon our Board. However, our Board values our stockholders’ opinion and the Compensation & HR Committee will take into account the outcome of the vote when considering future executive compensation arrangements.

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Compensation Discussion and Analysis (CD&A)

Compensation Discussion and Analysis (CD&A)	44
Introduction	44
Executive Summary	44
Executive Compensation Philosophy	47
Oversight of Executive Compensation Programs	50
Components of Executive Compensation and 2020 Executive Pay Outcomes	51
Additional Information Regarding Executive Pay	57

Introduction

Our CD&A describes our executive compensation programs in the context of how we have performed and how the Compensation & HR Committee considers that performance in governing our executive pay practices. This discussion focuses on the compensation programs provided to our NEOs, who for 2020 were:

Name	Title
Gavin D.K. Hattersley	President and CEO of Molson Coors
Tracey I. Joubert	CFO of Molson Coors
Michelle St. Jacques	Chief Marketing Officer (CMO) of Molson Coors
Simon J. Cox	President and Chief Executive Officer of Molson Coors Europe
E. Lee Reichert	Chief Legal & Government Affairs Officer and Secretary of Molson Coors

The decisions described in this CD&A were made in the normal course in early 2020. There were no mid-cycle adjustments to incentive plan performance or targets made to account for the impact of the coronavirus pandemic.

Executive Summary

LINKING COMPENSATION TO STRATEGY

Our business strategy drives our compensation philosophy and the choices we make as a business. Our primary focus is our First Choice for our people, consumers and customers strategy and delivering against the revitalization plan announced in October 2019, which focuses on five pillars: (i) building on the strength of our iconic core brands, (ii) aggressively growing our above premium portfolio, (iii) expanding beyond the beer aisle, (iv) investing in our capabilities, and (v) supporting our people and communities.

Our business strategy involves delivering against our revitalization plan and using a balanced focus on both the bottom and top-lines, and is supported by our MCIP that incorporates two bottom-line metrics and two top-line metrics, with each weighted 25%. The bottom-line metrics are Adjusted Underlying Pretax Income and Adjusted Underlying FCF, and the top-line metrics are Adjusted NSR and Adjusted NSR / HL. The combination of these four metrics incentivizes our executive team to focus every day on earning more, using less and investing wisely.

Capital allocation within our business continues to be guided by PACC, which helps us grow shareholder value over the medium to long-term. To maintain a disciplined, consistent approach with PACC across the business, we include PACC as a metric in our LTIP for our PSUs along with Relative TSR, which further aligns our PSU design to stockholders.

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Business Goal	Performance Measures(1)	Drivers
Earn More	Adjusted Underlying Pretax Income, Adjusted Underlying FCF, Adjusted NSR, Adjusted NSR / HL, PACC & Relative TSR	Build extraordinary brands Strengthen customer excellence Drive disruptive growth
Use Less	Adjusted Underlying Pretax Income, Adjusted Underlying FCF, PACC & Relative TSR	Drive synergies and cost savings Increase productivity Increase efficiency of spend
Invest Wisely	Adjusted Underlying Pretax Income, Adjusted Underlying FCF, PACC & Relative TSR	Brand led growth opportunities Strengthen balance sheet
(1)

Our MCIP included metrics for Adjusted Underlying Pretax Income and Adjusted Underlying FCF, as well as Adjusted NSR and Adjusted NSR / HL. See the discussion beginning on page 51 for further details on the MCIP and our executives’ performance. Our 2018-2020 PSUs used PACC modified by Relative TSR as performance metrics. See discussion beginning on page 53 for further details on the LTIP. See page 54 for the definition of PACC and beginning on page 56 for details on PACC performance. Performance measures, with the exception of Relative TSR, are adjusted and non-GAAP as defined on pages 52 and 54.

LINKING COMPENSATION TO PERFORMANCE

In 2020, we achieved the following Enterprise MCIP results:

Significantly above target results for our Adjusted Underlying FCF metric, which allowed us to continue to deleverage and meet our debt commitments, notwithstanding the unprecedented circumstances resulting from the coronavirus pandemic;

Slightly above target results for Adjusted NSR / HL, which reflects, in part, our continued focus on premiumizing our portfolio;

Below target performance on Adjusted NSR overall, with trend improvements in the U.S. more than offset by declines elsewhere driven primarily by the unprecedented circumstances resulting from the coronavirus pandemic; and

Slightly above target performance on Adjusted Underlying Pretax Income, primarily due to underperformance in Net Sales.

These results produced an overall Enterprise MCIP payout at 63% of target. In addition, the North America MCIP payout was at 145% of target and there was no Europe MCIP payout.

Capital Allocation within our business continues to be guided by our PACC model, and our 2018 to 2020 PSUs used PACC as the primary measure, with Relative TSR as a secondary measure. Our PACC performance did not meet the pre-established performance targets for the period. Therefore, the PSUs for this period did not pay out according to their terms, and none of the value reported in the summary compensation table for 2018 for PSUs was realized.

Incentive Plan	Performance Result
2020 Enterprise MCIP	63%
2020 North America MCIP	145%
2020 Europe MCIP	0%
2018 to 2020 PSUs	0%

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2020 CEO Realizable Pay Versus Adjusted Underlying Performance

As mentioned above, variable incentive metric performance was mixed for MCIP and LTIP-PSUs in 2020. The overall Enterprise MCIP for 2020 paid out at 63% of target, and the 2018 to 2020 PSU awards did not vest at all. Further, stock price declines during the performance period reduced the value of RSUs and stock options at year-end compared to the grant date value.

Realizable pay for Mr. Hattersley for 2020 was $6.2 million against a target value of $7.25 million — or approximately 86% of target — primarily due to the price of our stock, which declined by 16% during the period. Realizable pay for this comparison includes base salary, actual non-equity incentive plan payments, intrinsic value for stock options granted in 2020, RSUs granted in 2020 valued at the stock price of December 31, 2020 and PSUs granted in 2020 assuming target-level PSU performance, valued at the stock price of December 31, 2020.

The year 2020 was unlike any other in our Company’s long history from the unimaginable tragedy at our Milwaukee Brewery in February to a global pandemic that had not been seen in about 100 years. However, despite significant headwinds and continued volume declines, we grew net sales revenue per hectoliter and improved our mix, delivered strong operating cash flow and cost savings, significantly reduced our debt and made great progress in advancing the objectives of our revitalization plan. Considering the above factors, the Compensation & HR Committee found the resulting CEO realizable pay to be aligned with our performance for the year.

Values related to performance incentive metrics shown in the chart above are reflective of final incentive plan results, and for MCIP incentive metrics are adjusted for the impact currency exchange rate fluctuations have on the calculations throughout the year and some unplanned items. The definitions of Adjusted Underlying Pretax Income and Adjusted Underlying FCF, as well as Adjusted NSR and Adjusted NSR / HL as shown in this chart can be found in the “Components of Executive Compensation and 2020 Executive Pay Program Outcomes — Annual Incentives (MCIP)” section beginning on page 51. PACC and Relative TSR definitions and calculations can be found in the “PSUs or Performance Equity” section beginning on page 54.

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CEO PAY ACTIONS

Below is a summary of the key components of our CEOs’ compensation and how it was impacted by our Company’s performance.

Component of Pay	Compensation Outcomes
Base Salary

Mr. Hattersley was appointed CEO in late September 2019, at which time the Compensation & HR Committee and Board increased his base salary to $1,100,000, which they believe is reflective of peer group practices for the role and Mr. Hattersley’s experience. Mr. Hattersley did not receive an increase to his salary in 2020.

Annual Incentive (MCIP)

Upon his appointment as CEO of the Company, the Compensation & HR Committee and Board set Mr. Hattersley’s target MCIP at 150% of his base salary, again as reflective of peer group practices and Mr. Hattersley’s experience. Based on actual performance in 2020, Mr. Hattersley’s incentive payout was $1,039,500 — 63% of his target annual incentive for 2020.

Long-Term Incentives (LTIP)

Mr. Hattersley received a target-level award of $4.5 million in March 2020 as part of our annual LTIP award cycle, divided among PSUs (50% by grant date value), RSUs (30%) and options (20%). The $4.5 million level of Mr. Hattersley’s annual LTIP target as CEO was reflective of peer group practices for the role and Mr. Hattersley’s experience.

EXECUTIVE COMPENSATION GOVERNANCE BEST PRACTICES CHECKLIST

What We Do		What We Don’t Do
✔	Tie a significant portion of compensation to performance	✘	Design our executive compensation program to encourage excessive risk taking
✔	Use a balance of short and long-term incentive awards and establish diverse performance metrics for both	✘	Re-price stock options without stockholder approval
✔	Implement enhanced clawback policy	✘	Provide excise tax gross-ups to executives
✔	Consider peer group and comparable industry data in setting compensation	✘	Pay cash dividends to executives on unvested RSUs or PSUs
✔	Establish significant executive and director stock ownership guidelines and evaluate compliance annually	✘	Allow hedging of company stock
✔	Segregate duties between the independent Compensation & HR Committee, our Board, the Compensation Consultant and management	✘	Award excessive perquisites
✔	Actively engage with investors regarding executive compensation and governance practices	✘	Offer excessive change in control or severance benefits

Executive Compensation Philosophy

Our executive compensation philosophy establishes principles that enable us to attract and retain the leaders who will effectively develop and execute our business strategy, including the diversity, equity and inclusion principles discussed on page 25. The Compensation & HR Committee reviews these principles regularly to ensure that they support our strategic objectives. Incentive plan metrics are reviewed against Board approved business and financial plans. Our objective is for our executive compensation programs to support our business and talent needs while being competitive in an ever-changing marketplace. In setting compensation levels, we use the following principles:

Pay for Performance Compensation Mix;

Market Competitiveness; and

Compensation Element Purpose.

PAY FOR PERFORMANCE COMPENSATION MIX

We pay for performance. The percentage of at-risk performance-based pay increases with the level of responsibility and contribution to our Company. Consistent with our pay philosophy and in line with the compensation structure at our peer companies, our NEOs’ annual target total direct compensation, consisting of base salary, target annual incentive and target long-term incentive (TDC), is structured so that approximately 85% of the CEO’s compensation and approximately 75% of the other NEOs’ compensation consists of annual and long-term compensation that is at-risk and varies with financial and stock price / TSR performance.

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2020 Target Compensation Mix

Combined, our short-term and long-term incentives are designed to drive and reward strong performance by the Company, our business units and our people. Our mix of fixed and variable compensation motivates both short-term performance toward designated financial objectives and longer-term strategic performance, both of which drive value to our stockholders.

MARKET COMPETITIVENESS

We have one global philosophy and process for setting base salaries, annual incentive opportunities and equity grant values for our NEOs and other top executives. Generally, we set benefits and perquisites on the basis of the home country practice and applicable law.

Each year, the Compensation & HR Committee reviews the competitiveness of our compensation program and individual elements. For 2020, the Compensation & HR Committee used a peer group of 19 companies and survey data from other consumer products industry companies to assess the competitive levels for each element of the NEOs’ compensation (base salary, annual incentive and long-term incentives) and, when appropriate, perquisites and executive benefits.

The Compensation & HR Committee, in consultation with the independent Compensation Consultant, selected the 2020 peer group so that our annual revenue would fall near the median of the peer group’s annual revenue. The Compensation & HR Committee also selected the peer group based on consideration of the following similarities:

Size	Operations	Global Complexity	Competition for Global Talent
General Economic Challenges	Industry; or at a Minimum, Consumer Product Companies	Public Versus Privately Held

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Our 2020 peer group consisted of the following companies:

Brown-Forman Corporation	Heineken NV
Campbell Soup Company Carlsberg A/S The Clorox Company Coca-Cola European Partners Plc Colgate-Palmolive Company ConAgra Brands, Inc. Constellation Brands, Inc. Diageo plc	The Hershey Company Hormel Foods Corporation The J. M. Smucker Company Kellogg Company The Kraft Heinz Company Keurig Dr Pepper Inc.* McCormick & Co. Mondelez International, Inc.
General Mills, Inc.
* New for 2020 after prior peer Dr Pepper Snapple Group merged with Keurig Green Mountain.

COMPENSATION ELEMENT PURPOSE

The table below describes the purpose of each element of our pay program and what peer group reference point is included when the Compensation & HR Committee reviews our compensation programs. While the “Peer Group Reference Point” below illustrates the pay level the Compensation & HR Committee considers from our peer group when compensation decisions are made, the Compensation & HR Committee does not fix pay to peer group benchmarks; rather they are only one component in the Compensation & HR Committee’s decision-making around executive compensation. Additionally, the Compensation & HR Committee considers executive experience and performance, business and industry challenges and macroeconomic factors.

We also maintain robust talent management programs, which allow for succession vertically, laterally and internationally across our business.

Element of Compensation	Purpose	Peer Group Reference Point
Base Salary — Fixed Pay	Fixed dollar amount which provides a competitive level of fixed compensation	Generally, median of peer group
Annual Incentive Awards — Pay for Performance	Provides annual variable pay opportunities to reward achievement of short-term Company goals that also drive sustainable long-term value creation	Generally, median of peer group Actual payouts are determined by performance
Long-Term Incentive Awards — Pay for Performance	Provides long-term, stock-based variable pay opportunities to reward achievement of long-term Company goals Aligns executive compensation with stockholder outcomes Provides retention value	Generally, median of peer group Actual payouts determined by performance

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Oversight of Executive Compensation Programs

To ensure consistent application of our philosophy described above, we draw on the perspectives of different groups in setting objectives, reviewing performance and determining compensation for our executive officers, including our NEOs, as set forth in the following table:

ROLES AND RESPONSIBILITIES

Board (Majority Independent)

Sets annual operating plan and long-range (three-year) plan, including Adjusted Underlying Pretax Income and Adjusted Underlying FCF, as well as Adjusted NSR and Adjusted NSR / HL. These plans lay the foundation for our compensation programs;

Reviews the CEO’s performance measured against the above metrics and the manner in which he motivated the team to achieve them; and

For the CEO, sets base pay, annual incentive target (and approval of any bonus payout) and LTIP targets (and approves any grants) after reviewing recommendations from the Compensation & HR Committee.

Compensation & HR Committee (100% Independent)

Sets compensation for the NEOs, other than the CEO, after reviewing recommendations from the CEO;

Reviews data, business objectives and goals as established in coordination with our Board, and assesses achievement and recommends compensation for the CEO for approval by our Board;

Following our Board’s establishment of business goals and objectives, sets performance measures and payout ranges for MCIP and LTIP metrics; and

Certifies levels of attainment of the Company and business unit performance and reviews the NEOs’ (other than the CEO) performance based on the evaluations presented by the CEO.

Compensation Consultant (Independent)

Reports directly to the Compensation & HR Committee;

Assists in developing recommendations for executive compensation, including all the NEOs; and

Based on input and guidance from the Compensation & HR Committee, the CEO and Chief People and Diversity Officer, develops and provides information and recommendations for use by the Compensation & HR Committee in reviewing and adjusting our global compensation philosophy, including:

–

peer group and industry data;

–

assessments of pay competitiveness for executive officers; and

–

methodologies for implementation of compensation elements and relative pay and performance alignment.

CEO

Recommends individual performance goals for the other NEOs and guides the achievement of those goals;

Evaluates each of the other NEO’s performance on the basis of personal goals set for the year and a self-assessment completed by the NEO;

Recommends salaries and MCIP and LTIP awards for the other NEOs, based on his assessments; and

Reviews trend information and reports prepared by the Compensation Consultant regarding the competitiveness and effectiveness of our compensation policies, programs and pay levels in order to make recommendations to the Compensation & HR Committee.

Chief People and Diversity Officer (North America)

Reviews trend information and reports prepared by the Compensation Consultant regarding the competitiveness and effectiveness of our compensation policies, programs and pay levels in order to make recommendations to the Compensation & HR Committee; and

Recommends changes regarding adjustments to our executive compensation programs to the CEO and the Compensation & HR Committee.

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Components of Executive Compensation and 2020 Executive Pay Outcomes

Following is a summary of the key elements of our executive compensation program:

BASE SALARY

We use base salary as a level of fixed compensation that is meant to be competitive with our peers. Base salary is reviewed annually by the Compensation & HR Committee and adjusted based on considerations such as positioning vs. our peer group, experience and performance in role, as well as scope of responsibilities.

For 2020, the Compensation & HR Committee approved the following NEO salaries and adjustments, other than for Mr. Hattersley whose salary was approved by our Board after recommendation by the Compensation & HR Committee upon appointment to the role of Company CEO in September 2019.

NEO	Base Salary as of December 31, 2019 ($)	As of December 31, 2020 ($)	Total % Change
Gavin D.K. Hattersley	1,100,000	1,100,000	0.0%
Tracey I. Joubert	750,198	772,704	3.0%
Michelle St Jacques	640,000	640,000	0.0%
Simon J. Cox	555,686	555,686	0.0%
Lee Reichert	630,000	630,000	0.0%
All values are in USD. A GBP to USD exchange rate of 1.367 as of December 31, 2020 was used to convert Mr. Cox’s 2020 and 2019 base salaries.

Due to the revitalization plan directed by Mr. Hattersley in the third quarter of 2019 upon his appointment as CEO, certain employees including Ms. St. Jacques and Messrs. Hattersley, Cox and Reichert received salary adjustments to reflect their updated roles in the new structure effective in late 2019 and were not eligible for merit adjustments in 2020 as would normally be considered. Ms. Joubert received no such adjustment within the revitalization plan and therefore was eligible for, and received, a merit adjustment in 2020.

ANNUAL INCENTIVES (MCIP)

We refer to our annual incentive program as MCIP, which is administered under our Incentive Compensation Plan. MCIP provides variable pay opportunity for short-term performance, which is consistent with peer companies’ practices and rewards participants for achievement against short-term objectives that can have a long-term impact on our Company’s performance.

Our MCIP rewards many employees, including the NEOs, for performance against pre-established annual performance goals at the Company, business unit and individual levels. MCIP performance for our CEO is based entirely on the achievement of Company goals. For other NEOs, individual goals measure performance against specific job initiatives and carry a 25% weight of total MCIP target. For 2020, individual goals for NEOs were consistent with the revitalization plan, which included, but are not limited to, shifting the culture of the Company, achieving financial goals, and improving the representation of above premium and global brands in our portfolio. The opportunity for payment against individual goals is fully conditional upon receiving a payout based on the results of the Company and/or applicable business unit. If the Company and/or business unit component does not pay out due to below threshold performance, the individual component does not pay out either. The Compensation & HR Committee maintains discretion and control over MCIP award payout, gauging reasonableness of final award payouts against performance.

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The 2020 MCIP awards were based on the following metrics:

Metric (weight %)(1)	Corporate Definition
Adjusted Underlying Pretax Income (25%)	Pretax income (loss) from continuing operations, adjusted for certain items
Adjusted Underlying FCF (25%)	Cash provided by operating activities minus (–) capital expenditures, adjusted for certain items
Adjusted NSR (25%)	Our total revenue from sales after excise taxes, adjusted for certain items
Adjusted NSR / HL (25%)(2)	Our total revenue from sales after excise taxes, adjusted for certain items, divided ( / ) by volume(3)
(1)

For NEOs, Adjusted Underlying Pretax Income and Adjusted Underlying FCF, as well as the Adjusted NSR and Adjusted NSR / HL achievements were measured against a performance scale which included threshold, target and maximum performance levels for the year, as shown below. Similar targets were used for other executive officers and all are based on their primary geographical responsibilities or corporate consolidated results (Enterprise). The adjustments to arrive at these underlying metrics are determined in accordance with the Company’s written policies regarding such matters. These underlying metrics are further adjusted at the discretion of, and subject to approval by, the Compensation & HR Committee in accordance with MCIP.

(2)

Adjusted NSR and Adjusted NSR / HL must each achieve at least threshold performance levels for either metric to pay out.

(3)

Enterprise NSR / HL = (Europe reported NSR plus (+) North America NSR) divided ( / ) by (North America sales to wholesalers plus (+) Europe Financial Volume plus (+) royalty volume).

2020 ANNUAL INCENTIVE (MCIP) RESULTS

Below are the threshold, target and maximum levels of achievement at the Enterprise, North America and Europe levels for 2020 and corresponding adjusted underlying results.

2020 MCIP ADJUSTED UNDERLYING RESULTS(1)

Metric	Weighting	Threshold	Target	Max	Actual	Payout (%)
Adjusted Underlying Pretax Income ($ USD millions)	25%	1,010	1,147	1,401	1,157	106
Adjusted Underlying FCF ($ USD millions)	25%	940	1,044	1,357	1,185	145
Adjusted NSR ($ USD millions)	25%	9,191	9,574	9,957	8,986	0
Adjusted NSR / HL ($ USD)(2)	25%	104.92	109.29	113.66	109.54	0
TOTAL PAYOUT						63

Business Unit — North America
Metric	Weighting	Threshold	Target	Max	Actual	Payout (%)
Adjusted Underlying Pretax Income ($ USD millions)	25%	833	877	1,009	1,080	200
Adjusted Underlying FCF ($ USD millions)	25%	776	862	1,121	1,242	200
Adjusted NSR ($ USD millions)	25%	7,559	7,874	8,189	7,676	68
Adjusted NSR / HL ($ USD)	25%	119.95	124.95	129.95	125.44	110
TOTAL PAYOUT						145

Business Unit — Europe
Metric	Weighting	Threshold	Target	Max	Actual	Payout (%)
Adjusted Underlying Pretax Income (€ EUR millions)	25%	147	155	178	(25)	0
Adjusted Underlying FCF (€ EUR millions)	25%	146	162	211	(44)	0
Adjusted NSR (€ EUR millions)	25%	1,455	1,516	1,577	1,158	0
Adjusted NSR / HL (€ EUR)	25%	59.19	61.66	64.13	55.79	0
TOTAL PAYOUT						0
(1)

We calculate MCIP performance using Adjusted NSR and Adjusted NSR / HL, which is an adjusted GAAP measure, and non-GAAP Adjusted Underlying Pretax Income and Adjusted Underlying FCF. For Adjusted Underlying Pretax Income and Adjusted Underlying FCF, results are calculated by excluding special and other non-core items from the nearest U.S. GAAP performance measure (for more information on special items, see Part II, Item 8, Note 7 Special Items in our Annual Report), which is net income from continuing operations before tax for Adjusted Underlying Pretax Income and net cash provided by operating activities for Adjusted Underlying FCF. Applicable U.S. GAAP and underlying non-GAAP results may be adjusted for foreign currency movements and certain unplanned economic or business issues. In October 2019, the Company announced a revitalization plan, which in part was designed to drive top-line growth, noting that 2020 would be a year of investment in our brands, business and capabilities. As a result, certain 2020 financial and operational targets were below 2019 target levels due to these strategic choices designed to drive long-term shareholder returns.

(2)

Although the Enterprise Adjusted NSR / HL metric achieved above threshold performance, the Adjusted NSR metric did not, and per plan design both metrics must achieve threshold or above performance for either to pay out.

(3)

Ms. Joubert and Messrs. Hattersley and Reichert participate at the Enterprise level, which is reflective of their global responsibilities. Ms. St. Jacques participates at the North America level and Mr. Cox participates at the Europe level, which is reflective of their respective responsibilities.

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The following table summarizes the calculation of final 2020 MCIP awards for our NEOs after review by the Compensation & HR Committee (and our Board in the case of Mr. Hattersley) based on the payout percentages noted above. The individual goal multiplier for each NEO (with the exception of the CEO) is recommended by the CEO to and then approved by the Compensation & HR Committee, based on a 2020 performance assessment against individual goals. The “Grants of Plan Based Awards” table on page 61 provides information on each NEO’s threshold, target and maximum MCIP award.

NEO	2020 MCIP Target (as a % of Salary)	Component(1)	Weight (%)	MCIP Multiplier (%)(2)	MCIP Award for 2020 ($) (Paid in 2021)
Gavin D.K. Hattersley	150	Enterprise	100	63	1,039,500
		TOTAL			1,039,500
Tracey I. Joubert	90	Enterprise	75	63	326,213
		Individual	25	150	163,106
		TOTAL			489,319
Michelle St. Jacques	75	North America	75	145	522,000
		Individual	25	110	191,400
		TOTAL			713,400
Simon J. Cox	90	Europe Individual	75 25	0 0	0 0
		TOTAL			0
E. Lee Reichert	80	Enterprise Individual	75 25	63 115	238,140 87,318
		TOTAL			325,458
(1)

Ms. Joubert and Messrs. Hattersley and Reichert participate at the Enterprise level, which is reflective of their global responsibilities. Ms. St. Jacques participates at the North America level while Mr. Cox participates at the Europe level, which are reflective of their respective responsibilities.

(2)

The individual goals component of the MCIP multiplier are scaled by Company or business unit performance in the final MCIP award calculation (e.g. Mr. Reichert’s individual goal multiplier of 115% is multiplied (x) by 63% Company performance for a total of 72.45% of individual target).

LONG-TERM INCENTIVES (LTIP)

We use our LTIP to provide variable pay compensation in the form of equity that rewards executives when we achieve long-term results that align with our stockholders’ interests.

Under our LTIP, we grant executives three types of awards, which are administered under the Incentive Compensation Plan: PSUs, RSUs and stock options. Each NEO is awarded an aggregate LTIP value, which is allocated among the three types of awards. For 2020, we continued with our 2019 mix of awards (see table below) to provide a balance of performance- and retention-based compensation to support our long-term strategy. This mix of awards is designed to tie executive compensation to TSR, balance performance focus with retention value, and mitigate the risk of over-focus on a single metric.

LTIP Allocation
Award Type	2020 (%)	2020 Alignment to Shareholders
PSUs	50	Payout depends on our performance on Relative TSR, PACC and cumulative NSR plus dividend equivalents (to the extent dividends are paid)
RSUs	30	Value of award depends on our stock price at time of vesting plus dividend equivalents (to the extent dividends are paid)
Stock Options	20	Value is realized only if our stock price increases from the grant date

The number of PSUs and RSUs awarded to each NEO is determined at the date of grant by dividing the target value of the award by the closing price of our Class B common stock on that date. The number of stock options is determined by dividing the target value of the award by the Black-Scholes value of the award on that date. The number of PSUs, RSUs and stock options granted to each NEO in 2020 is detailed in the “Grants of Plan Based Awards” table beginning on page 61.

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The target value of the LTIP awards granted to the NEOs in 2020 is shown below.

Name	Total 2020 Annual LTIP Awards ($)
Gavin D.K. Hattersley	4,500,000
Tracey I. Joubert	1,500,000
Michelle St. Jacques	900,000
Simon J. Cox	1,500,000
E. Lee Reichert	1,000,000

The key components of our LTIP are summarized below:

PSUs or Performance Equity

PSUs reward executives, including the NEOs, for our achievements on TSR relative to the companies of the S&P Consumer Staples Index, PACC and cumulative three-year net sales revenue.

PSUs are granted annually, which keeps focus on the applicable performance metrics. Annual grants (as opposed to end-to-end three-year grants) also provide less opportunity for the performance metrics to become misaligned with the strategic direction and objectives of our Company.

The performance metrics for the 2020 to 2022 PSUs are consistent with the 2019 grant and include Relative TSR (against the companies of the S&P Consumer Staples Index) at 50% weight, PACC at 25% weight, and Cumulative NSR at 25% weight.

Metric	Definition
Relative TSR

Stock price appreciation plus (+) dividends paid during the performance period, divided ( / ) by starting stock price and compared relative to the same measure for companies in the S&P Consumer Staples Index

PACC – Operating Profits – Capital Charge

Operating Profits minus (-) Capital Charge

Underlying earnings before taxes multiplied (x) by 1 minus (-) our underlying effective tax rate plus (+) underlying interest expense plus (+) underlying depreciation and amortization

Underlying net operating assets(1) multiplied (x) by our weighted average cost of capital (WACC)(2)

Cumulative NSR	Total combined net sales revenue for January 1, 2020 through December 31, 2022
(1)

“Underlying net operating assets” means the Company’s 13 point average net operating asset balance used to calculate the capital charge. It includes current assets; net property, plant & equipment; equity investment based upon the Company’s ownership interest in a joint venture; current liabilities; and other assets/liabilities. It excludes goodwill and intangible assets; deferred tax assets and liabilities; current and long-term debt; and long-term pension and other post-retirement benefits. It is also adjusted to exclude the impact of special or non-core items on net operating assets to the extent the impact of the individual event requiring Special or non-core treatment exceeds $50 million balance sheet impact.

(2)

WACC is a fixed rate for any given award and is not subject to management adjustments. It takes into account the return required by stockholders and creditors to fund the Company on a long-term basis.

PACC is an annual calculation, and PSU PACC targets and actual results are based on a 3-year cumulative calculation.

The final award amount, upon vesting, is adjusted upwards or downwards from the target amount based on final performance relative to the applicable metrics, subject to threshold and maximum limits (including maximum amounts approved by the Compensation & HR Committee for each NEO in connection with the grant of PSUs). At maximum performance, PSUs vest at 200% of the target number of shares.

In order to achieve a 200% maximum payout for the 2020 to 2022 PSU awards, our Company must exceed its PACC target by more than $656 million, exceed its Cumulative NSR target by more than $1,286 million and achieve a Relative TSR ranking of at least the 75th percentile. To achieve a minimum payout (beginning at 0% of the target award), our Company must achieve: PACC within $656 million of target, Cumulative NSR within $1,286 million of target, and Relative TSR at or above the 25th percentile. Any result below the 25th percentile for Relative TSR results in no payout of the PSUs on any of the metrics. Additionally, if the Company’s absolute TSR is negative, payout on the Relative TSR metric is capped at the Target payout. We believe the target level of the metrics are challenging, but achievable with good performance, whereas the maximum performance levels represent a significant stretch goal.

To the extent earned, PSUs are settled on the third anniversary of the date of grant, subject to continuing employment.

Earned PSUs can be settled in cash or shares of our Class B common stock, or partly in cash and partly in shares, at the discretion of the Compensation & HR Committee. Historically, performance awards have been settled nearly exclusively in shares.

PSUs vest on a pro-rata basis in the event of retirement, death or disability, and are paid out following the performance period based on actual results. Upon a change in control, performance is calculated at 120% of target for PSUs granted prior to 2020 and 100% of target for PSUs granted starting in 2020. For any other termination of employment before the end of the performance period PSUs are forfeited.

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Dividend equivalents are accrued on PSUs granted starting in 2020. Dividend equivalents accumulate on unvested PSUs from grant date to vesting date to the same extent dividends are paid on Class B shares and are paid out in cash at vesting subject to the same performance multiplier as PSUs. No additional dividends accrued for the 2020 PSUs following our Board’s suspension of our regular quarterly dividends on our Class A and Class B common and exchangeable shares in May 2020 in response to the global economic uncertainty created by the coronavirus pandemic.

RSUs

Providing part of the annual LTIP award in the form of RSUs significantly strengthens the retention value of our LTIP by providing a full value component to balance stock options and PSUs.

RSUs vest 100% on the third anniversary of the date of grant, subject to continuing employment.

Vested RSUs are settled in shares of Class B common stock.

Dividend equivalents are accrued on RSUs granted starting in 2020. Dividend equivalents accumulate on unvested RSUs from grant date to vesting date to the same extent dividends are paid on Class B shares and are paid out in cash at vesting. No additional dividends accrued for the 2020 RSUs following our Board’s suspension of our regular quarterly dividends on our Class A and Class B common and exchangeable shares in May 2020 in response to the global economic uncertainty created by the coronavirus pandemic.

A pro-rata portion of the outstanding unvested RSUs will vest in the event of termination of employment due to retirement, death or disability. In the event of a change in control, all unvested RSUs will vest, except to the extent that a replacement award is provided. For any other termination of employment before the end of the vesting period, RSUs are forfeited.

Stock Options

Stock options align the interests of our executives with those of stockholders because stock options have no value unless there is an increase in the value of our shares from the grant date to some point in time after the vesting date.

The ten-year term of our stock options provides an effective retention tool over the longer term because they retain potential value for executives even in the face of a prolonged downturn in the equity markets. This provides balance to PSU grants, which may lose all value if we miss the threshold performance criteria for the awards.

The number of stock options is determined at the date of grant by dividing the target value of the award by the Black-Scholes value of the award on that date and rounded up to the next whole share.

Upon retirement, unvested stock options vest. In the event of termination for any other reason, unvested options are forfeited. In the event of a change in control, all unvested stock options vest, except to the extent that a substitute award is provided.

LONG-TERM INCENTIVE (LTIP) RESULTS

2018 to 2020 PSU Payout Results

Our 2018 PSU award with adjusted PACC modified by Relative TSR as the performance metrics, had a scheduled vesting date of March 6, 2021 (where the 3-year performance period ended December 31, 2020) but achieved a 0% payout based on performance. The first chart below shows the full award performance matrix, and the subsequent charts show a breakout by component of how the Compensation & HR Committee determined final results. Points between results in the below charts are interpolated on a linear basis.

Cumulative 2018 to 2020 PACC	Relative TSR
% of Target	25th percentile and below	37.5th percentile	Median (50th percentile)	62.5th percentile	75th percentile+
≥120%	108%	131%	154%	177%	200%
110%	90%	109%	128%	147%	166%
100%	70%	85%	100%	115%	130%
80%	56%	68%	80%	92%	104%
<80%	—%	—%	—%	—%	—%

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PACC Performance

The 3-year cumulative adjusted PACC result was $1,355 million vs. a target of $2,095 million. The result was 65% of the target and thus resulted in a 0% PACC multiplier and no overall payout.

Cumulative 2018 to 2020 PACC
% Achievement of PACC	PACC Multiplier
≥120%	154%
110%	128%
100%	100%
80%	80%
<80%	—%	65% of target, indicating a 0% PACC multiplier

Relative TSR Performance

Relative TSR vs. the S&P 500 over the performance period was at the 9th percentile, and thus resulted in a 70% Relative TSR multiplier.

Relative TSR Percentile	Relative TSR
	25th percentile and below	37.5th percentile	Median (50th percentile)	62.5th percentile	75th percentile+
Relative TSR Multiplier	70%	85%	100%	115%	130%
9th percentile, indicating a 70% TSR multiplier

Final PSU Performance Calculation

The result of PACC performance (0%) is multiplied (or modified) by the result of Relative TSR performance (70%) for the total payout result of 0% (0% PACC performance multiplied (x) by 70% Relative TSR performance equals (=) 0%). As a result, none of the previously reported 2018 PSU summary compensation table value was delivered at the March 6, 2021 vesting date.

PERQUISITES

In addition to the executive compensation program elements described above, we provide certain limited perquisites to our executives, including the NEOs, which we believe are appropriate and competitive. These perquisites are described below and in the narrative following the “Summary Compensation Table” on page 59.

RETIREMENT AND OTHER POST-TERMINATION BENEFITS

Retirement

Generally, executive officers participate in the same retirement, 401(k) and pension plans as do other salaried employees in their home country. In addition to our 401(k) plans in the U.S., we provide supplemental defined contribution plans to highly-compensated U.S. employees to address the Internal Revenue Service (IRS) income and benefit limits placed on retirement plans. Similarly, in addition to the standard retirement plans provided in the U.K., we provide an Employer Financed Retirement Benefit Scheme (EFRBS) to highly-compensated legacy U.K. employees to address Her Majesty’s Revenue and Customs income and benefit limits. These supplemental plans are further discussed below under Deferred Compensation.

Messrs. Hattersley and Cox, as well as Ms. Joubert participate in various pension plans where benefits were frozen prior to 2010.

Details regarding the operation of our retirement and pension plans are provided in the narrative following the “Pension Benefits” table beginning on page 65.

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Deferred Compensation

For highly-compensated U.S. employees we established a Supplemental Thrift Plan and the MillerCoors Deferred Compensation Plan. These plans were merged in 2018 and renamed the Molson Coors Deferred Compensation Plan (DCP). The DCP is substantially similar in structure and operation to our tax-qualified 401(k) plan and is intended to make employees whole on Company contributions which would otherwise be made to our 401(k) plan were it not for certain IRS limits. Additionally, the DCP allows certain highly-compensated executives of the Company the ability to defer up to 75% of their base pay and up to 100% of MCIP award payments. All U.S.-based NEOs participate in these plans.

Up until April 4, 2009, when the UK defined benefit pension plan was frozen, Mr. Cox’s pension benefits were accruing under the Molson Coors (U.K.) Pension Plan, a registered U.K. pension scheme. Beginning on April 5, 2009 we established an unfunded individual EFRBS (a non-registered UK pension scheme) for Mr. Cox in the U.K. This allows certain tax benefits to be realized during the accumulation of the retirement benefits given Mr. Cox has reached the general limits on tax-deductible pension accumulation in the U.K.

We believe these benefits to be competitive to similarly situated executives and market practices.

Details regarding the operation of our deferred compensation plans are contained in the “Non-Qualified Deferred Compensation” section beginning on page 66.

Change in Control and Severance

Through the combination of our change in control program (as amended, CIC Program) and our Severance Pay Plan, we provide protection to executives in situations involving termination “not for cause” following a change in control. All U.S. NEOs participate in the CIC Program and Severance Pay Plan. Mr. Cox has a Directors Service Agreement in the U.K. which entitles him to severance in the event the Company terminates his employment without notice.

As a condition of participating in the CIC Program, eligible employees are required to enter into confidentiality and non-compete agreements in favor of the Company. The non-compete provisions of the CIC Program protect us whether or not a change in control occurs.

Under the CIC Program, a participant is entitled to certain “double-trigger” benefits following a change in control, that is, CIC Program benefits are payable if both (a) a change in control occurs and (b) if the participant is terminated by the Company other than for cause, death or disability or if the participant resigns for good reason, in each case, on or within a certain period of time (for NEOs, two years) after the change in control of the Company. Benefits are also payable if a qualifying termination occurs up to six months prior to the change in control at the request of a third party involved in or contemplating a change in control of the Company. The CIC Program does not include any excise tax gross-ups.

Additional information about our CIC Program, Severance Pay Plan and Mr. Cox’s Directors Service Agreement is provided in the “Potential Payments Upon Termination or Change in Control” section beginning on page 67.

Additional Information Regarding Executive Pay

GOVERNANCE OF EQUITY GRANT PROCESS

The Compensation & HR Committee generally evaluates and approves annual equity grants at or about the same time as it determines and approves annual salary adjustments and annual incentive payouts. Annual equity grants typically are made in early March at a special meeting of the Compensation and HR Committee, except for the CEO, which occurs on the same date at a special meeting of the Board.

Individual recognition equity awards may be granted at other times during the year, typically on the first trading day of a month, related to special circumstances, such as acquisitions, establishment of joint ventures, promotions, extraordinary performance, retention and other events. Awards of stock options, RSUs or other equity incentives to new executive officers also typically occur at the time the individual joins the organization or first becomes an officer.

Equity awards made to NEOs during 2020 are further described under the header “Long-Term Incentive (LTIP) Results” on page 55. These awards are also reflected in the relevant compensation tables beginning on page 59.

STOCK OWNERSHIP GUIDELINES

We have stock ownership guidelines for our executives, including the NEOs, because we believe that it is important for the leadership team to have a meaningful stake in the Company to further align management’s interests with those of our stockholders. Under the guidelines, executives must accumulate shares and share equivalents having a market value equal to a prescribed multiple of annual salary. All of our currently serving NEOs satisfy the applicable stock ownership guidelines or are within the applicable phase-in period, which are set forth below.

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Position	Requirement Met?	Ownership Requirement: Multiple of Annual Salary	Additional Details
CEO	Yes	6 x

Each NEO has five years from the commencement of their current role within the Company to reach the required ownership level. All of our NEOs currently satisfy the applicable stock ownership guidelines or are on track to meet the guidelines.

Shares owned outright, the value of shares in deferred compensation plans and the projected value of unvested RSUs and PSUs count toward the ownership requirement while vested and unvested stock options are excluded. PSU projections take into account stock price changes but assume metric performance at target.

Other NEOs	Yes	3 x
Other Senior Executives	Yes	3 x

RECOVERY OF AWARDS

In 2015, we enhanced our clawback policy which allows for the recovery of incentive compensation from current and former executive officers and certain other employees, if designated by the Compensation & HR Committee, in the event we are required to prepare an accounting restatement due to material noncompliance with required financial reporting requirements under the securities laws, regardless of whether the officer was at fault in the circumstances leading to the restatement. This enhancement applies to incentives related to 2015 performance and beyond and will apply to current and former executive officers and certain other employees designated by the Compensation & HR Committee. The Compensation & HR Committee will further modify this recovery policy based on the requirements to be issued by the NYSE pursuant to the mandate under the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (Dodd-Frank Act) once the NYSE rules are finalized.

We also negotiate pay back terms for certain items in executive offer letters, such as sign-on bonuses and relocation expenses.

HEDGING, PLEDGING AND SHORT SALE POLICIES

A description of our hedging, pledging and short sale policies can be found in the “Board of Directors and Corporate Governance—Certain Governance Policies—Hedging, Pledging and Short Sale Policies” section of this Proxy Statement.

RESPONSE TO ADVISORY SAY-ON-PAY VOTE

The Compensation & HR Committee has also taken into consideration the results of the 2020 stockholder advisory vote to approve executive compensation. The result of the vote was that stockholders approved, on an advisory basis, the compensation of our NEOs presented in our 2020 proxy statement (receiving approximately 95.8% of votes cast in favor). The Compensation & HR Committee has followed a similar approach to compensation in 2021. The Compensation & HR Committee will continue to consider the result of say-on-pay votes when making future compensation decisions for the NEOs.

Compensation & HR Committee Report

The Compensation & HR Committee, comprised of independent directors, reviewed and discussed the above CD&A with management. Based on the review and discussion, the Compensation & HR Committee recommended to our Board that this CD&A be included in this Proxy Statement.

SUBMITTED BY THE COMPENSATION & HR COMMITTEE

Mary Lynn Ferguson-McHugh (Chair) Douglas D. Tough	Iain J. G. Napier	H. Sanford Riley James “Sandy” A. Winnefeld

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Executive Compensation

Summary Compensation Table

The following table sets forth information regarding compensation earned for services rendered during fiscal years 2020 and, where applicable, 2019 and 2018 for our CEO, CFO and the three other most highly compensated executive officers.

Name and Principal Position	Year	Salary ($)	Bonus ($)(4)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)(5)	All Other Compensation ($)(6)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Gavin D.K. Hattersley(1) President and Chief Executive Officer	2020	1,100,000	—	3,649,000	900,004	1,039,500	25,239	226,902	6,940,645
	2019	995,994	—	2,275,138	703,822	1,001,579	69,142	188,652	5,234,327
	2018	959,400	19,188	1,947,017	500,014	602,005	(5)	249,643	4,277,267
Tracey I. Joubert Chief Financial Officer	2020	767,108	—	1,216,367	300,006	489,319	44,146	153,110	2,970,056
	2019	729,496	—	1,104,537	302,296	421,615	51,189	126,982	2,736,115
	2018	662,188	—	938,931	240,012	455,623	(5)	131,889	2,428,643
Michelle St. Jacques(2) Chief Marketing Officer	2020	640,000	—	729,842	180,002	713,400	—	100,230	2,363,474
	2019	550,764	1,500,000	1,250,021	—	328,363	—	53,628	3,682,776
Simon J. Cox(3) President and Chief Executive Officer, Molson Coors Europe	2020	564,489	—	1,216,367	300,006	—	108,421	168,855	2,358,138
	2019	493,871	—	883,614	241,839	111,525	139,285	151,232	2,021,366
	2018	456,617	—	934,696	240,003	386,522	(5)	137,597	2,155,435
E. Lee Reichert(2) Chief Legal and Government Affairs Officer	2020	630,000	—	810,929	200,002	325,458	—	179,191	2,145,580
	2019	580,353	—	589,097	161,229	344,381	—	101,767	1,776,827
(1)

Mr. Hattersley became our President and Chief Executive Officer, effective September 28, 2019. Prior to that time, he served as Chief Executive Officer of our U.S. business.

(2)

Ms. St. Jacques and Mr. Reichert were not NEOs in 2018.

(3)

A GBP to USD exchange rate of 1.367 as of December 31, 2020 was used to convert Mr. Cox’s Salary, Change in Pension Value, Non-Qualified Deferred Compensation Earnings and All Other Compensation. For additional information regarding Mr. Cox’s Pension, please refer to the U.K. Pension section on page 65.

(4)

Ms. St. Jacques was awarded a sign-on bonus at the time of her hire in 2019.

(5)

For 2018, Ms. Joubert and Messrs. Hattersley and Cox had a decrease in Change in Pension Value and Non-Qualified Deferred Compensation Earnings of $17,222, $11,507 and $61,794, respectively, which are not reported in the table pursuant to applicable SEC rules.

(6)

The amounts reported in the “All Other Compensation” column reflect the sum of: (i) the incremental cost to the Company of perquisites and other personal benefits; (ii) the amount of any tax reimbursements; (iii) the amounts contributed by the Company to the Molson Coors Employees’ Retirement and Savings Plan, DCP and EFRBS (collectively, the Plans); and (iv) the dollar value of life insurance premiums paid by the Company. The amounts contributed to the Plans are calculated on the same basis for all participants in the relevant plan. The provisions of the Plans are described in the “Non-Qualified Deferred Compensation” section beginning on page 66.

For 2020, the perquisites provided to Mr. Hattersley include financial planning ($10,000), sports tickets, parking allowance, executive physical and mobility. For Ms. Joubert the perquisites include relocation and related tax gross-up ($25,655), financial planning ($10,000) and mobility. For Ms. St. Jacques the perquisites include, financial planning ($5,227), parking allowance and product allotment. For Mr. Cox, the perquisites include vehicle allowance ($14,370) and product allotment. For Mr. Reichert the perquisites include relocation and related tax gross-up ($70,577), financial planning ($10,000) and mobility.

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A description of the additional “All Other Compensation” received by the NEOs in 2020 is set forth below:

Name	Contributions to the 401(k), DCP and EFRBS Plans		Life Insurance Premiums ($)(2)
	Total Contributions ($)(1)	Components of Total Contributions
Gavin D.K. Hattersley	189,142	$25,650 to the 401(k) Plan and $163,492 to the DCP	20,715
Tracey I. Joubert	106,813	$25,650 to the 401(k) Plan and $81,163 to the DCP	9,862
Michelle St. Jacques	89,368	$25,650 to the 401(k) Plan and $63,718 to the DCP	3,194
Simon J. Cox	153,925	$153,925 to the EFRBS	—
E. Lee Reichert	87,694	$25,650 to the 401(k) Plan and $62,044 to the DCP	10,140
(1)

We make direct and matching contributions for all of the NEOs under the 401(k), DCP and EFRBS, as applicable, on the same terms and using the same formula as other participating employees.

(2)

We provide life insurance to all U.S. employees. For all of the U.S. based NEOs, the coverage is equal to eight times their salary. For Mr. Cox no additional coverage is provided beyond the level provided to all other employees. None of the NEOs are eligible for a tax reimbursement related to this benefit.

STOCK AWARDS

The amount in the “Stock Awards” column reflects the aggregate grant date fair value of RSU and PSU awards granted to each NEO, calculated in accordance with the provisions of the FASB Topic 718. Details regarding the 2020 stock awards can be found in the “Grants of Plan-Based Awards” table. Further details regarding the stock awards program are described in the “Long-Term Incentives (LTIP)” section beginning on page 53.

The assumptions used to calculate these amounts are incorporated by reference to Note 13 “Share-Based Payments” to our consolidated financial statements in the Annual Report. The PSUs and RSUs were granted under the Incentive Compensation Plan. The grant date fair value of the PSUs set forth in the Stock Awards column is: $2,298,988 for Mr. Hattersley, $766,329 for Ms. Joubert, $459,829 for Ms. St. Jacques, $766,329 for Mr. Cox, and $510,904 for Mr. Reichert. Assuming the highest level of performance is achieved, the grant date fair value of the PSUs set forth in the Stock Awards column would be: $4,597,976 for Mr. Hattersley, $1,532,658 for Ms. Joubert, $919,658 for Ms. St. Jacques, $1,532,658 for Mr. Cox, and $1,021,808 for Mr. Reichert.

We caution that the amounts reported for these awards may not reflect the amounts that the NEOs will actually realize from the awards. Whether, and to what extent, an NEO realizes value is dependent on a number of factors including our performance, stock price, Relative TSR, PACC, Cumulative NSR and the NEO’s continued employment.

OPTION AWARDS

The amount in the “Option Awards” column is the grant date fair value of stock option awards granted to each NEO, calculated in accordance with FASB Topic 718. Further details regarding the option awards program are described in the “Long-Term Incentives (LTIP)” section beginning on page 53.

The assumptions used to calculate these amounts are incorporated by reference to Note 13 “Share-Based Payments” to the Company’s consolidated financial statements in the Annual Report. The stock options were granted under the Incentive Compensation Plan.

NON-EQUITY INCENTIVE PLAN COMPENSATION

The amounts reported in the “Non-Equity Incentive Plan Compensation” column represent cash amounts earned by the NEOs for performance in the calendar year. Further details regarding Non-Equity Incentive Plan Compensation are described under the “Annual Incentives (MCIP)” section beginning on page 51.

CHANGE IN PENSION VALUE AND NON-QUALIFIED DEFERRED COMPENSATION EARNINGS

The amounts shown in the “Change in Pension Value and Non-Qualified Deferred Compensation Earnings” column include changes in pension values under the tax qualified pension plans for Molson Coors, LLC and Molson Coors UK and the Benefit Equalization Plan (BEP) (which supplements the Molson Coors Pension Plan).

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Grants of Plan Based Awards

The following table provides information for each of our NEOs regarding MCIP and LTIP award opportunities, including the range of potential payouts, made under our stockholder approved Incentive Compensation Plans during 2020.

Name	Grant Date	Description	Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options(4) (#)	Exercise or Base Price of Option Awards ($/Sh)	Grant Date Fair Value of Stock and Option Awards(5) ($)
			Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
(a)	(b)		(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Gavin D.K. Hattersley	3/2/2020	RSUs							26,224			1,350,012
	3/2/2020	PSUs				0	43,707	87,414				2,298,988
	3/2/2020	Stock Options								134,329	51.48	900,004
	—	MCIP	618,750	1,650,000	3,300,000
Tracey I. Joubert	3/2/2020	RSUs							8,742			450,038
	3/2/2020	PSUs				0	14,569	29,138				766,329
	3/2/2020	Stock Options								44,777	51.48	300,006
	—	MCIP	258,899	690,397	1,380,794
Michelle St.Jacques	3/2/2020	RSUs							5,245			270,013
	3/2/2020	PSUs				0	8,742	17,484				459,829
	3/2/2020	Stock Options								26,866	51.48	180,002
	—	MCIP	180,000	480,000	960,000
Simon J. Cox	3/2/2020	RSUs							8,742			450,038
	3/2/2020	PSUs				0	14,569	29,138				766,329
	3/2/2020	Stock Options								44,777	51.48	300,006
	—	MCIP	190,515	508,040	1,016,080
E. Lee Reichert	3/2/2020	RSUs							5,828			300,025
	3/2/2020	PSUs				0	9,713	19,426				510,904
	3/2/2020	Stock Options								29,851	51.48	200,002
	—	MCIP	189,000	504,000	1,008,000
(1)

The amounts represent a range of possible awards made under the Incentive Compensation Plan to each of the NEOs as described in the section beginning on page 52 entitled “2020 Annual Incentive (MCIP) Results” of the CD&A. Actual payments under MCIP have already been determined and were paid to NEOs in March 2021, and are included in the “Non-Equity Incentive Plan Compensation” column of the “Summary Compensation Table” section beginning on page 59.

(2)

The awards represent PSUs granted in 2020 under the Incentive Compensation Plan. The performance period for the PSUs is the beginning of the 2020 fiscal year through the end of the 2022 fiscal year. For a discussion of the PSU awards for 2020, see the “Long-Term Incentives (LTIP)” section beginning on page 53.

(3)

The awards represent RSUs granted in 2020 under the Incentive Compensation Plan for all NEOs. The RSUs granted on March 2, 2020 for all NEOs vest on the third anniversary of the grant date. The grant date fair value is included in the “Stock Awards” column of the “Summary Compensation Table”. For a discussion of the RSUs granted in 2020, see the “Long-Term Incentives (LTIP)” section beginning on page 53.

(4)

The awards represent stock options granted in 2020 to NEOs under the Incentive Compensation Plan. These options have a term of ten years from the grant date and vest in three equal annual installments beginning on the first anniversary of the grant date. For a discussion of the stock options granted in 2020, see the “Long-Term Incentives (LTIP)” section beginning on page 53.

(5)

The assumptions used to calculate these amounts are incorporated by reference to Note 13 “Share-Based Payments” to our consolidated financial statements in the Annual Report. The grant date fair value for the PSUs assuming the highest level of performance is achieved would be as follows: $4,597,976 for Mr. Hattersley, $1,532,658 for Ms. Joubert, $919,658 for Ms. St. Jacques, $1,532,658 for Mr. Cox, and $1,021,808 for Mr. Reichert.

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LONG-TERM INCENTIVES

Stock Options

We have outstanding options under the Incentive Compensation Plan. The Incentive Compensation Plan provides that the exercise price must be at least equal to 100% of the fair market value of the underlying shares on the date of grant.

Further details regarding stock options are described in the “Long-Term Incentives (LTIP)” section beginning on page 53.

RSUs

We have outstanding RSUs under the Incentive Compensation Plan. We may impose such conditions or restrictions on RSUs granted pursuant to the Incentive Compensation Plan as the Compensation & HR Committee may deem advisable including, without limitation, restrictions based upon the achievement of specific performance goals, time based restrictions on vesting following the attainment of the performance goals, time based restrictions, or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares are listed or traded, or holding requirements or sale restrictions placed on the shares upon vesting of such RSUs.

A participant has no voting rights with respect to any RSUs granted. Dividend equivalents are accrued on RSUs granted starting in 2020. Dividend equivalents accumulate on unvested RSUs and are paid in cash at vesting.

Further details regarding RSUs are described in the “Long-Term Incentives (LTIP)” section beginning on page 53.

PSUs or Performance Equity

We have outstanding PSUs under the Incentive Compensation Plan. In connection with the grant of PSUs, the Compensation & HR Committee will set performance goals in its discretion which, depending on the extent to which such goals are met, will determine the amount paid to the participant.

The form and timing of payment of earned PSUs and performance shares shall be determined by the Compensation & HR Committee. The Compensation & HR Committee, in its sole discretion, may pay earned PSUs in the form of cash or in shares (or in a combination thereof) equal to the value of the earned PSUs at the close of the performance period. Any shares may be granted subject to restrictions deemed appropriate by the Compensation & HR Committee.

Dividend equivalents are accrued on PSUs granted starting in 2020. Dividend equivalents accumulate on unvested PSUs and are paid in cash at vesting, after applying the same performance multiplier as for PSUs.

Further details regarding PSUs or Performance Equity are described in the “Long-Term Incentives (LTIP)” section beginning on page 53.

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Outstanding Equity Awards at Fiscal Year-End

The following table sets forth the outstanding equity awards held by the NEOs at the fiscal year ended December 31, 2020. The year-end values set forth in the table are based on the $45.19 per share closing price for the Class B common stock on December 31, 2020, the last trading day of the fiscal year.

	Option Awards					Stock Awards
Name	Grant Date for Options	Number of Securities Underlying Unexercised Options (#) Exercisable(a)	Number of Securities Underlying Unexercised Options (#) Unexercisable(b)	Option Exercise Price ($)(c)	Option Expiration Date(d)	Grant Date for Stock Awards	Number of Shares or Units of Stock That Have Not Vested (#)(e)	Market Value of Shares of Stock or Units that have not vested ($)(f)	Equity Incentive Plan Awards: Number of Unearned Shares, Units, or Other Rights that have not vested (#)(g)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights that have not vested ($)(h)
Gavin D.K. Hattersley	3/9/2015	21,460	—	74.81	3/9/2025	3/6/2018	9,519	430,164	—	—
	2/12/2016	18,460	—	84.14	2/12/2026	3/5/2019	12,277	554,798	—	—
	3/8/2017	26,056	—	96.77	3/8/2027	10/1/2019	5,221	235,937	—	—
	3/6/2018	21,759	10,879	78.79	3/6/2028	3/2/2020	26,224	1,185,063	—	—
	3/5/2019	18,176	36,350	61.09	3/5/2029	3/6/2018	—	—	15,865	716,939
	10/1/2019	7,798	15,594	57.50	3/5/2029	3/5/2019	—	—	20,462	924,678
	3/2/2020	—	134,329	51.48	3/2/2030	10/1/2019	—	—	8,701	393,198
	—	—	—	—	—	3/2/2020	—	—	43,707	1,975,119
Tracey I. Joubert	1/1/2012	3,303	—	73.08	1/1/2022	3/6/2018	3,808	172,084	—	—
	2/13/2014	1,399	—	67.26	2/13/2024	3/28/2018	796	35,971	—	—
	2/13/2014	2,771	—	54.53	2/13/2024	3/5/2019	7,367	332,915	—	—
	2/11/2015	2,782	—	86.45	2/11/2025	3/2/2020	8,742	395,051	—	—
	2/11/2015	4,301	—	73.00	2/11/2025	3/6/2018	—	—	6,346	286,776
	2/12/2016	5,907	—	84.14	2/12/2026	3/28/2018	—	—	1,327	59,967
	3/8/2017	10,423	—	96.77	3/8/2027	3/5/2019	—	—	12,277	554,798
	3/6/2018	8,703	4,352	78.79	3/6/2028	3/2/2020	—	—	14,569	658,373
	3/28/2018	1,805	902	75.41	3/28/2028	—	—	—	—	—
	3/5/2019	10,906	21,810	61.09	3/5/2029	—	—	—	—	—
	3/2/2020	—	44,777	51.48	3/2/2030	—	—	—	—	—
Michelle St. Jacques	3/2/2020	—	26,866	51.48	3/2/2030	4/1/2019	16,564	748,527	—	—
	—	—	—	—	—	3/2/2020	5,245	237,022	—	—
	—	—	—	—	—	3/2/2020	—	—	8,742	395,051
Simon J. Cox	3/4/2011	10,653	—	44.24	3/4/2021	3/6/2018	4,570	206,518	—	—
	3/9/2015	14,307	—	74.81	3/9/2025	3/5/2019	5,893	266,305	—	—
	3/9/2016	12,034	—	90.38	3/9/2026	3/2/2020	8,742	395,051	—	—
	3/8/2017	10,423	—	96.77	3/8/2027	3/6/2018	—	—	7,616	344,167
	3/6/2018	10,444	5,222	78.79	3/6/2028	3/5/2019	—	—	9,822	443,856
	3/5/2019	8,725	17,448	61.09	3/5/2029	3/2/2020	—	—	14,569	658,373
	3/2/2020	—	44,777	51.48	3/2/2030	—	—	—	—	—
E. Lee Reichert	3/6/2018	5,222	2,611	78.79	3/6/2028	3/6/2018	2,285	103,259	—	—
	3/5/2019	5,817	11,632	61.09	3/5/2029	3/5/2019	3,929	177,552	—	—
	3/2/2020	—	29,851	51.48	3/2/2030	3/2/2020	5,828	263,367	—	—
	—	—	—	—	—	3/6/2018	—	—	3,808	172,084
	—	—	—	—	—	3/5/2019	—	—	6,548	295,904
	—	—	—	—	—	3/2/2020	—	—	9,713	438,930

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(a)

This column includes stock options that have vested and have not been exercised. Stock options generally vest in equal annual installments over a three-year period, subject to acceleration of vesting in the event of a change in control or certain termination events. Mr. Hattersley’s October 1, 2019 grant vests in equal annual installments on March 5, 2020, March 5, 2021 and March 5, 2022.

(b)

This column includes stock options that have not vested.

(c)

This column indicates the stock option strike price.

(d)

This column indicates the expiration date for stock options which is ten years from the date of grant.

(e)

This column includes unvested RSUs, which generally vest on the third anniversary of the date of grant, based on continuing employment, subject to acceleration in the event of a change in control or certain termination events. Mr. Hattersley’s October 1, 2019 grant vests on March 5, 2022.

(f)

Market value of RSUs that have not vested is calculated by multiplying the number of unvested RSUs by the closing market price of $45.19 for Class B common stock on December 31, 2020.

(g)

This column represents unvested PSUs at the value the awards will pay assuming target performance. These awards will vest upon achievement of at least the threshold performance level at the conclusion of the performance period upon Compensation & HR Committee certification of performance, subject to acceleration in the event of a change in control. Typically, the performance period is three years beginning with the fiscal year in which the award was granted. The final payout may be more or less depending on final performance. Mr. Hattersley’s October 1, 2019 grant is for the 2019 to 2021 performance period and vests on March 5, 2022.

(h)

The value of PSUs is calculated by multiplying the number of unvested PSUs by the closing market price of $45.19 for Class B common stock on December 31, 2020. The final payout may be more or less depending on final performance.

Option Exercises and Stock Vested

The following table sets forth information for each of our NEOs regarding stock options exercised and stock awards vested during fiscal year 2020.

Name of Executive Officer	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized Upon Exercise ($)(1)	Number of Shares Acquired on Vesting (#)	Value Realized On Vesting ($)(1)
Gavin D.K. Hattersley	0	0	7,751	372,358
Tracey I. Joubert	0	0	3,101	148,972
Michelle St. Jacques	0	0	4,142	223,254
Simon J. Cox	8,991	106,541	3,101	148,972
E. Lee Reichert	0	0	1,292	62,068
(1)

For stock awards vested, the values were calculated using the closing market price of the Class B common stock on the date of vesting. For stock options exercised, the value realized is the difference between the market price of the Class B common stock at the time of exercise and the exercise price of the option.

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Pension Benefits

The following table sets forth the present value of accumulated benefits payable to each of the NEOs under our tax-qualified retirement plans as well as our non-qualified supplemental plan and their years of service.

Name	Plan Name(3)	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year ($)
Gavin D.K. Hattersley	Molson Coors Pension Plan	5	315,265	—
	Molson Coors Benefit Equalization Plan	5	338,663	—
Tracey I. Joubert	Molson Coors Pension Plan	5	272,081	—
	Molson Coors Benefit Equalization Plan	5	69,098	—
Michelle St. Jacques(2)	—	—	—	—
Simon J. Cox(4)	U.K. Pension Plan	4	851,100	—
E. Lee Reichert(2)	—	—	—	—
(1)

Actual years of service differ as follows: Mr. Hattersley (24 years); Ms. Joubert (23 years) and Mr. Cox (16 years).

(2)

Ms. St. Jacques and Mr. Reichert are not participants in any defined benefit pension plan.

(3)

The names of the U.S. pension plans were changed in 2020 to reflect sponsorship by Molson Coors Beverage Company.

(4)

A GBP to USD exchange rate of 1.367 as of December 31, 2020 was used to convert the Present Value of Mr. Cox’s pension benefit.

U.S. PENSION

We froze our U.S. qualified defined benefit pension plan in 2008 and the assets and liabilities of the plan were transferred to MillerCoors and are now sponsored by Molson Coors Beverage Company. The qualified balances for Ms. Joubert and Mr. Hattersley are displayed in the table above. The present value of accumulated benefits for the U.S. qualified pension plan is shown (through December 31, 2020) using an assumed retirement age of 60 for Mr. Hattersley and Ms. Joubert and a discount rate of 2.10%.

Ms. Joubert and Mr. Hattersley participate in the Molson Coors Benefit Equalization Plan (BEP), which is a non-qualified supplemental defined benefit retirement plan designed to make legacy Miller employees whole when their accrued benefit under the Molson Coors Pension Plan is limited due to Section 401(a) of the Internal Revenue Code (Code) which limits the total amount of compensation that can be considered when determining an employee’s benefit accrual. The BEP determines an employee’s accrued pension benefit without regard to the compensation limit, and then subtracts the accrued benefit from the qualified retirement plan from this amount. The resulting difference is the benefit earned under the BEP. The benefit accruals were frozen under this plan as of December 31, 2007, the same date benefit accruals were frozen under the Molson Coors Pension Plan. Ms. Joubert and Mr. Hattersley were impacted by the plan freeze.

U.K. PENSION

Effective April 4, 2009, we froze our U.K. defined benefit plan for all employees. For Mr. Cox, the rate of accrual was 1/45th of pensionable pay per year of service. Final pensionable pay is defined as a one-year average of basic pay. The benefit is earned on a “straight line approach.” Normal retirement age for executive participants is age 60. Mr. Cox ceased accruing additional benefits once the plan was frozen.

The qualified balance for Mr. Cox is displayed on the table above. The present value of accumulated benefits for the U.K. qualified pension plan is shown (through December 31, 2020) using an assumed retirement age of 60, a discount rate of 1.45%, a price inflation rate of 2.85%, and pension increases which are assumed to be 2.75% for pre-April 2006 contributions and 2.25% for post-April 2006 contributions. A GBP to USD exchange rate of 1.367 as of our fiscal year ended December 31, 2020 was used to convert the pension values, which was £622,604 for Mr. Cox.

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Non-Qualified Deferred Compensation

The following table sets forth information for each of the NEOs regarding executive and Company contributions, aggregate earnings (on the entire account balance) accrued during 2020, and aggregate withdrawals/distributions, as well as year-end account balances under the deferred compensation plans.

Name	Plan	Executive Contributions in Last Fiscal Year(1) (a) ($)	Company Contributions in Last Fiscal Year(2) (b) ($)	Aggregate Earnings in Last Fiscal Year (c) ($)	Aggregate Withdrawals/ Distributions (d) ($)	Aggregate Balance at Last Fiscal Year-End (e) ($)
Gavin D.K. Hattersley	DCP	—	163,492	249,187	—	2,287,321
Tracey I. Joubert	DCP	175,671	81,163	247,359	54,286	1,554,837
Michelle St. Jacques	DCP	—	63,718	35	—	86,821
Simon J. Cox(3)	Individual EFRBS	7,122	153,925	154,515	—	1,002,663
E. Lee Reichert	DCP	628,677	62,044	190,891	—	1,640,028
(1)

Executive Contributions in the Last Fiscal Year to the DCP are reflected in the “Summary Compensation Table” on page 59 in the “Salary” and “Non-Equity Incentive Plan Compensation” columns.

(2)

Company Contributions in the Last Fiscal Year to the DCP and EFRBS are reflected in the “Summary Compensation Table” on page 59 in the “All Other Compensation” column.

(3)

A GBP to USD exchange rate of 1.367 as of December 31, 2020 was used to convert the amounts for Mr. Cox.

THE MOLSON COORS DEFERRED COMPENSATION PLAN FOR U.S. PARTICIPANTS

For highly compensated U.S. employees we established a Supplemental Thrift Plan and the MillerCoors Deferred Compensation Plan. These plans were merged in 2018 and renamed the Molson Coors Deferred Compensation Plan (DCP). The DCP is substantially similar in structure and operation to our qualified 401(k) plan and is intended to make employees whole on Company contributions which would otherwise be made to our 401(k) plans were it not for certain IRS limits. Additionally, the DCP allows certain highly compensated executives of the Company the ability to defer up to 75% of their base pay and up to 100% of MCIP award payments.

ADDITIONAL DEFERRED COMPENSATION PLANS

We have established an Employer Financed Retirement Benefit Scheme (EFRBS, an unfunded individual benefit plan) for Mr. Cox in the U.K. This allows certain tax benefits to be realized during the accumulation of the retirement benefits given Mr. Cox has reached the general limits on tax-deductible pension accumulation in the U.K.

Of the amounts in the “Aggregate Balance at Last Fiscal Year-End” column of the “Non-Qualified Deferred Compensation” table, the following amounts were also included in the “Total” column of the “Summary Compensation Table” on page 59 for 2020, 2019 and 2018.

Name	Plan	Reported for 2020 ($)	Previously Reported for 2019 ($)	Previously Reported for 2018 ($)	Total ($)
Gavin D.K. Hattersley	DCP	163,492	118,540	481,540	763,572
Tracey I. Joubert	DCP	81,163	100,237	302,095	483,495
Michelle St. Jacques	DCP	63,718	23,068	n/a	86,786
Simon J. Cox	Individual EFRBS	153,925	136,787	123,700	414,412
E. Lee Reichert	DCP	62,044	342,318	n/a	404,362

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Potential Payments Upon Termination or Change in Control

The following table reflects the incremental amount of compensation payable to each of the NEOs in the event of various termination scenarios or a change in control of the Company. The amounts shown assume that such termination was effective as of December 31, 2020, and the value of the Class B common stock was the December 31, 2020 closing market price of $45.19 per share. The amounts do not include benefits earned or vested on or before December 31, 2020, or benefits provided under insurance or regular programs generally available to salaried employees.

Name	Voluntary Separation Or Retirement(1) ($)	Involuntary Termination Without Cause(2) ($)	Termination for Cause(3) ($)	Disability/ Death(4) ($)	Change in Control(5) ($)
Gavin D.K. Hattersley
Severance Payments	—	1,100,000	—	—	8,250,000
Benefits and Perquisites	—	11,855	—	—	42,783
Acceleration of Vesting of Stock Options	—	—	—	—	—
Acceleration of Vesting of RSUs/PSUs	3,145,134	3,169,379	—	3,145,134	6,822,859
Tracey I. Joubert
Severance Payments	—	772,704	—	—	2,936,273
Benefits and Perquisites	—	17,582	—	—	51,373
Acceleration of Vesting of Stock Options	—	—	—	—	—
Acceleration of Vesting of RSUs/PSUs	—	211,416	—	1,359,270	2,676,242
Michelle St. Jacques
Severance Payments	—	640,000	—	—	2,240,000
Benefits and Perquisites	—	15,892	—	—	48,837
Acceleration of Vesting of Stock Options	—	—	—	—	—
Acceleration of Vesting of RSUs/PSUs	—	152,133	—	633,067	1,380,600
Simon J. Cox
Severance Payments	—	653,344	—	—	653,344
Benefits and Perquisites	—	361	—	—	361
Acceleration of Vesting of Stock Options	—	—	—	—	—
Acceleration of Vesting of RSUs/PSUs	—	—	—	1,246,837	2,471,875
E. Lee Reichert
Severance Payments	—	630,000	—	—	2,268,000
Benefits and Perquisites	—	18,016	—	—	52,023
Acceleration of Vesting of Stock Options	—	—	—	—	—
Acceleration of Vesting of RSUs/PSUs	—	104,927	—	744,641	1,544,694
(1)

Mr. Hattersley is retirement eligible for purposes of the Incentive Compensation Plan and entitled to accelerated vesting of all stock options and accelerated vesting on a pro-rata portion of his PSUs and RSUs. The amounts in the table reflect the: (i) intrinsic value of the acceleration of vesting of stock options (the difference between the exercise price and $45.19, the closing price of the Class B common stock on December 31, 2020); and (ii) the value of the applicable vesting PSUs and RSUs calculated using the closing price of the Class B common stock on December 31, 2020 which was $45.19. Stock options are valued at zero in the table because, as of December 31, 2020, the exercise prices exceed the closing price of the underlying Class B common stock. PSUs are still subject to the Company meeting the applicable performance requirements. The table assumes performance at target.

Mses. Joubert and St. Jacques and Messrs. Cox and Reichert are not retirement eligible and would receive no accelerated vesting benefits on equity awards.

(2)

For Mr. Hattersley, the amounts are pursuant to his employment agreement. Mr. Hattersley is retirement eligible and therefore the amount reflects a proration of all outstanding equity awards, plus a cash payment for any outstanding RSUs with an original vest date within one year of the separation date.

For Mses. Joubert and St. Jacques and Mr. Reichert, the amounts are pursuant to the U.S. Severance Pay Plan. None of these NEOs are retirement eligible. The amount reflects any outstanding RSUs with an original vest date within one year of the separation date and will be paid in cash.

For Mr. Cox, the amounts are pursuant to his employment agreement. Mr. Cox is not retirement eligible and would receive no accelerated vesting benefits on equity awards

(3)

No payments are made to any NEO if terminated for cause.

(4)

The amounts in the table reflect the pro-rata value of stock options, RSUs and PSUs regardless of the retirement status of the NEOs. Stock options are valued at zero in the table because, as of December 31, 2020, the exercise prices exceed the closing price of the underlying Class B common stock. PSUs are still subject to the Company meeting the applicable performance requirement. The table assumes performance at target.

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(5)

For Mses. Joubert and St. Jacques and Messrs. Hattersley and Reichert, the amounts in the table, under Severance Payments and Benefits and Perquisites, reflect the payments under the CIC Program. For Mr. Cox, the amounts reflect the terms of his employment agreement plus any additional standard redundancy pay benefits. The amounts shown reflect the: (i) intrinsic value of the acceleration of vesting of stock options (the difference between the exercise price and $45.19, the closing price of the Class B common stock on December 31, 2020); and (ii) the value of PSUs and RSUs using $45.19 the closing price of the Class B common stock on December 31, 2020. All stock options, except the 2011 grant to Mr. Cox, are valued at zero in the table because, as of December 31, 2020, the exercise prices exceed the closing price of the underlying Class B common stock. The value of the RSUs and PSUs reflect immediate full vesting. The value of the PSUs is calculated assuming performance at 100% of target for PSUs issued in 2020 and 120% of target for PSUs issued before 2020.

CHANGE IN CONTROL PROGRAM

The CIC Program provides benefits to participants in the event that their employment is terminated within a specified period following a change in control of the Company. In the event of termination due to a change in control the benefits for participants under the CIC Program are:

A lump sum payment of the sum of salary and pro-rata annual bonus at target times the applicable multiplier (2-3x for the NEOs);

For executives participating in a U.S. health plan, the ability to continue health coverage under the Consolidated Omnibus Budget Reconciliation Act (COBRA), for a period of 18 months, at the same cost sharing level as active employees;

Up to 12 months of outplacement services;

Accelerated vesting of stock options, restricted stock, RSUs, and other stock based awards, including PSUs (which would be valued at 100% of target for PSUs issued in 2020 and 120% of target for PSUs issued before 2020), with stock options remaining exercisable until the earlier of one year after termination of employment or the expiration of the term of the stock option; and

No currently serving NEOs or future NEOs are eligible to receive an excise tax gross-up under our CIC Program.

Mr. Cox is not eligible for benefits under the CIC Program. Any eligible benefits are pursuant to the terms of his employment agreement signed in 2012. In addition, he would receive benefits under the standard redundancy pay policy which would include notice pay of £65,000 and health benefits through the end of the benefit year.

Each of the foregoing benefits is conditioned on the participant executing a release of claims in favor of the Company following termination. The CIC Program also contains certain confidentiality, non-solicitation and non-competition covenants.

Under the CIC Program, “cause” will arise in the event of conviction of certain crimes, commission of certain illegal acts or breaches of the code of conduct or willful failure to perform duties. “Good reason” for a participant will arise following a change in control if the Company fails to pay the participant as promised, materially reduces or modifies the participant’s position, responsibilities or authority or requires relocation outside a 50-mile radius of the participant’s location of employment.

For purposes of the CIC Program, a change in control will occur if:

i.

an individual or group acquires voting stock of the Company sufficient to have more voting power than the voting trust established under the Class A Common Stock Voting Trust Agreement, as further described below;

ii.

Molson/Coors family nominees cease to constitute at least 50% of a majority of our Board elected by the voting securities held by the Class A Common Stock Voting Trust; or

iii.

a merger or other business combination occurs, unless following such merger or combination:

(a)

the Class A Common Stock Voting Trust continues to hold voting securities entitled to elect a majority of our Board; and

(b)

at least 50% of a majority of our Board is Molson/Coors family nominees.

The holders of Class A common stock and the Class A exchangeable shares (through our Class A Special voting stock) are entitled to one vote for each share held. The Coors Trust, Pentland and 4280661 Canada Inc. (Pentland’s subsidiary) are parties to voting trust arrangements combining their voting power over the Class A common stock and Class A exchangeable shares they own, which is referred to as the “Class A Common Stock Voting Trust Agreement”. The shares subject to the Class A Common Stock Voting Trust Agreement, together with any other shares deposited into the trust, are voted as a block by the trustees in the manner described in the Class A Common Stock Voting Trust Agreement.

The CIC Program supersedes change in control provisions in individual employment agreements. As a condition of accepting participation in the CIC Program, eligible employees are required to enter into confidentiality and non-compete agreements in favor of us. The non-compete provisions of the CIC Program protect us whether or not a change in control occurs.

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Material Terms of Employment Agreements and Letters

Our arrangements with our NEOs are generally at-will, subject to certain potential severance and change in control payments described above under “Potential Payments Upon Termination or Change in Control” on page 67.

Effective as of September 28, 2019, we entered into an offer letter with Mr. Hattersley when he became our President and Chief Executive Officer. The material terms of the offer letter included (i) a starting gross annual base salary of $1,100,000; (ii) eligibility to earn an annual cash bonus targeted at 150% of base salary; (iii) annual long term incentive awards with a target value of $4,500,000 for 2020; and (iv) a one-time equity award in the amount of approximately $1,000,000 comprised of the following elements: (1) 50% PSUs, (2) 30% RSUs, and (3) 20% stock options. Mr. Hattersley is also eligible to participate in the CIC Program and to continue to participate in the Company’s benefit plans, including the Severance Pay Plan. The offer letter also provided for vacation, life insurance and executive financial planning benefits. Mr. Hattersley was also required to sign a non-compete and confidentiality agreement.

We entered into a secondment agreement with Mr. Cox upon his appointment as President and Chief Executive Officer of our Europe business segment commencing January 1, 2015, which modified the terms of his employment agreement dated October 1, 2012. Mr. Cox’s secondment agreement may generally be terminated by us upon sixty days’ notice and the employment agreement may be terminated by us upon twelve months’ notice. Under the terms of his agreements, Mr. Cox is entitled to a minimum base salary of £275,000, participates in the Molson Coors Europe Senior Mobile Workers’ policy, and is eligible for twelve round trip tickets between the U.K. and Prague per year for his immediate family.

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CEO Pay Ratio

Under the Dodd-Frank Act, we are required to calculate and disclose the annual total compensation of our median employee and the ratio of the compensation of the median employee to the annual total compensation of our CEO (the CEO Pay Ratio).

2020 CEO PAY RATIO

Annual total compensation of our CEO in 2020	$6,940,645
Annual total compensation of our estimated median employee in 2020	$73,603
RESULTING CEO PAY RATIO	94 to 1

Methodology

As a company with global operations, we utilize compensation programs that vary region to region. We identified our median employee as of December 31, 2020 (a) utilizing our internal records of annual salary as of December 31, 2020 and (b) for employees who are paid on an hourly basis, by applying such employee’s hourly rate to the applicable standard working schedules as of December 31, 2020, which takes into account whether each such employee worked on a full-time or part-time basis. If compensation data for an employee was not available in our internal records, we utilized such employee’s actual wages, not including overtime. We have included all employees who worked for us as of December 31, 2020, whether employed on a full-time, part-time, or seasonal basis in our analysis. We annualized our compensation measure for those of our full-time and part-time employees as of December 31, 2020 who were hired in 2020 but did not work for us for the entire year. For non-U.S. employees, we converted such employees’ pay to a U.S. dollar equivalent by applying applicable spot rates as of the close of business on December 31, 2020. Using this methodology, we determined that our estimated median employee as of December 31, 2020 was a full-time hourly employee located in North America. We calculated annual total compensation for our median employee using the same methodology we use for our NEOs as set forth in the Summary Compensation Table on page 59 of this Proxy Statement.

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PROPOSAL NO. 3—

APPROVAL OF THE AMENDMENT AND RESTATEMENT OF THE MOLSON COORS BEVERAGE COMPANY INCENTIVE COMPENSATION PLAN

Proposal Snapshot
What am I voting on?

Stockholders are being asked to approve the amendment and restatement of the Molson Coors Beverage Company Incentive Compensation Plan (the Plan), including the authorization of additional shares for issuance under the Plan and extension of the term of the Plan.

Voting Recommendation:
Our Board recommends a vote FOR the amendment and restatement of the Molson Coors Beverage Company Incentive Compensation Plan.

We are asking stockholders to approve the amendment and restatement of the Plan to:

Increase the number of shares of the Company’s Class B common stock that may be issued under the Plan by 3,500,000 shares. When stockholders previously approved the Plan at our 2005 and 2012 annual meetings, they authorized the issuance of up to 20,000,000 shares, of which 1,400,749 shares remained available for issuance as of March 17, 2021.

Extend the term of the Plan for ten years, to May 26, 2031.

We also amended the Plan to incorporate certain sound corporate governance practices, including to establish an annual limit for non-employee director compensation (both cash and equity) at $750,000 per year, and make other changes.

The Board of Directors believes that the Company’s ability to attract, retain and motivate selected employees, directors and third-party service providers is vital to the Company’s success. The Board also believes that the interests of the Company and its stockholders will be advanced if the Company can continue to offer such employees, directors and third-party service providers the opportunity to acquire or increase their proprietary interests in the Company by receiving awards under the Plan. However, the Board believes that there is an insufficient number of shares of Class B common stock remaining for future awards under the Plan to effectively and appropriately incentivize the employees, directors and third-party service providers. Accordingly, the Board of Directors on March 2, 2021, upon the recommendation of the Compensation & HR Committee, approved the amendment and restatement of the Plan, subject to stockholder approval, to increase the Plan share pool by 3,500,000 shares and extend the term of the Plan. The amendment and restatement of the Plan will become effective upon receipt of approval by the stockholders at the Annual Meeting. If the amendment and restatement of the Plan is not approved by our stockholders, awards may continue to be made from the remaining shares under the Plan.

Key Features of the Plan

The Plan includes several features that are consistent with the interests of our stockholders and sound corporate governance practices, including the following:

No discounted stock options or stock appreciation rights (SARs): Stock options and SARs may not be granted with an exercise or grant price lower than the fair market value of the underlying shares on the date of grant.

No repricing of stock options or SARs without stockholder approval: The Plan prohibits the direct or indirect repricing of stock options or SARs without prior stockholder approval.

No liberal share counting or “recycling” of shares: Shares withheld by or delivered to the Company to satisfy the exercise or grant price of stock options and SARs or tax withholding obligations upon exercise or vesting of awards will not be available for future grants.

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No liberal change-in-control definition: Change-in-control benefits are triggered only by the occurrence, rather than by stockholder approval, of a merger or other change-in control event.

Double-trigger change-in-control vesting: If stock options or RSUs are replaced by a successor company in connection with a change in control, such awards will not automatically vest and pay out solely as a result of the change in control.

Limit on Non-Employee Director awards: The Plan establishes an aggregate limit on the amount of compensation (cash and equity) that may be paid to a non-employee director in any plan year.

No dividends on unearned awards: Dividends or dividend equivalents may not be paid on unvested or unearned awards.

Awards subject to clawback policy: Awards granted under the Plan are subject to the Company’s clawback policy.

No transferability: Awards generally may not be transferred for value prior to their vesting or exercise.

No automatic share replenishment or “evergreen” provision: There is no evergreen provision pursuant to which the shares authorized for issuance under the Plan can be automatically replenished.

Moderate burn rate: Our three-year average burn rate (adjusting for full-share awards) of approximately 1.5% is lower than the industry guidance established by certain major proxy advisory firms.(1)

Summary of the Plan

The complete text of the Plan is attached to this Proxy Statement as Appendix A. The following description of the Plan is a summary of certain provisions of the Plan as proposed to be amended and restated, and is qualified in its entirety by reference to Appendix A.

PURPOSE AND ELIGIBILITY

The purpose of the Plan is to provide a means whereby employees, directors and third-party service providers of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company. A further purpose of the Plan is to provide a means through which the Company may attract able individuals to become employees or serve as directors or third-party service providers of the Company and to provide a means for such individuals to acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company. As of March 17, 2021, the numbers of persons eligible to receive awards under the Plan were approximately 742 employees and other service providers and 12 non-employee directors. As of that date, approximately 883 persons held outstanding awards under the Plan.

SHARES AVAILABLE FOR ISSUANCE

Subject to adjustment as provided in the Plan, a maximum of 23,500,000 shares of Class B common stock, plus the number of shares of Class B common stock that remain available for issuance under the Company’s prior Adolph Coors Company Equity Incentive Plan, which has expired, may be issued under the Plan. To satisfy awards under the Plan, the Company may use authorized, but unissued shares of Class B common stock or shares of Class B common stock held in treasury. The closing price of the Class B common stock as reported on the NYSE on March 17, 2021 was $48.66 per share.

Share Usage

Shares covered by an award under the Plan are counted as used to the extent such shares are actually delivered. Shares subject to awards under the Plan or under the Company’s prior plans that lapse are forfeited or canceled or are settled without the issuance of stock will be available for awards under the Plan. Shares actually issued under the Plan in a stock option exercise, shares not issued or delivered as the result of the net settlement of an outstanding SAR or stock option and shares used to pay the exercise price or withholding taxes related to an outstanding award will not be again made available for issuance.

Limit on Awards to Non-Employee Directors

Subject to adjustment as provided in the Plan, the aggregate value of cash compensation and the grant date fair value of shares subject to all awards that may be granted or awarded to any one non-employee director in any one plan year solely with respect to service as a non-employee director, excluding awards made pursuant to deferred compensation arrangements in lieu of all or a portion of cash retainers, may not exceed $750,000.

(1)

We calculated our burn rate by: (i) applying a factor of three to each full value award and a factor of one to options granted during each calendar year and (ii) dividing the resulting number by the weighted average number of shares of our Class B common stock outstanding for each respective year.

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Limits on Awards for Other Individual Participants

The following limits, subject to adjustment as provided in the Plan, will apply to grants of awards to individual participants:

Stock Options: the maximum aggregate number of shares subject to stock options granted in any one plan year to any one participant is 500,000 shares;

SARs: the maximum number of shares subject to SARs granted in any one plan year to any one participant is 500,000 shares;

Restricted Stock or RSUs: the maximum aggregate grant with respect to awards of restricted stock or RSUs in any one plan year to any one participant is 250,000 shares;

PUs or Performance Share Units: the maximum aggregate award of PUs or performance share units that any one participant may receive in any one plan year is 250,000 shares if such award is payable in shares, or equal to the value of 250,000 shares if such award is payable in cash or property other than shares with such amount determined as of the earlier of the vesting date or the payout date;

Cash-Based Awards: the maximum aggregate amount awarded or credited with respect to cash-based awards in any one plan year to any one participant is $10,000,000;

Other Stock-Based Awards: the maximum aggregate grant with respect to other stock-based awards in any one plan year to any one participant is 250,000 shares.

For purposes of the above limits, the term “plan year” is the Company’s fiscal year unless the Compensation & HR Committee or other committee designated by the Board of Directors to administer the Plan (the Plan Committee) designates a calendar year for a particular award.

Adjustments

In the event of any corporate event or transactions (including, but not limited to, a change in the shares of the Company or the capitalization of the Company), such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off or other distribution of stock or property of the Company, combination of shares, exchange of shares, dividend in kind, or other like change-in-capital structure or distribution (other than normal cash dividends) to stockholders of the Company or any similar corporate event or transaction, the Plan Committee, in its sole discretion, in order to prevent dilution or enlargement of a participant’s rights under the Plan, shall substitute or adjust, as applicable, the number and kind of shares that may be issued under the Plan or under particular forms of awards, the number and kinds of shares subject to outstanding awards, the option price or grant price applicable to outstanding awards, the annual award limits and other valuable determinations applicable to outstanding awards.

ADMINISTRATION

Under the terms of the Plan, the Plan Committee has full and exclusive discretionary power to:

interpret the terms and the intent of the Plan and any award agreement, other agreement or document ancillary to, or in connection with, the Plan;

determine eligibility for awards; and

adopt such rules, regulations, forms, instruments and guidelines for administering the Plan as the Plan Committee may deem necessary or proper.

The Plan Committee’s authority includes selecting award recipients, establishing all award terms and conditions, including the terms and conditions set forth in award agreements, granting awards as an alternative to, or as the form of payment for, grants or rights earned or due under compensation plans, or arrangements of the Company and, subject to terms of the Plan, adopting modifications and amendments to the Plan or any award agreement, including any that are necessary to comply with the laws of the jurisdictions in which the Company and/or its affiliates operate.

The Plan Committee may delegate to one or more of its members, or to one or more officers of the Company or its affiliates, or to one or more agents or advisors such administrative duties or powers as it may deem advisable. The Plan Committee, or any individuals to whom it has delegated duties or powers, may employ one or more individuals to render advice with respect to any responsibility the Plan Committee or such individuals may have under the Plan. The Plan Committee may authorize one or more officers of the Company to designate employees to be recipients of awards and determine the size of any such awards, subject to a limitation established by the Plan Committee, except that the Plan Committee may not delegate such responsibilities for awards granted to an officer or director of the Company or person otherwise determined by the Board to be an “insider” as that term is defined in the Plan.

STOCK OPTIONS

Stock options to purchase shares of the Company’s Class B common stock may be granted to participants in such number, and upon such terms, and at any time, from time to time, as the Plan Committee determines in its sole discretion. Stock options intended to meet the requirements of Section 422 of the Code, which are referred to as incentive stock options, may be granted only to eligible employees of the Company or of any parent or subsidiary corporation (as permitted by Section 422 of the Code).

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The exercise price for each stock option is determined by the Plan Committee, provided that the exercise price must be:

based on 100% of the fair market value of the shares on the grant date;

set at a premium to the fair market value of the underlying shares on the grant date; or

indexed to the fair market value of the underlying shares on the grant date; except that the exercise price on the grant date must be at least equal to 100% of the fair market value of the underlying shares on the grant date.

The term of stock options cannot exceed ten years. Stock options are exercisable at such times and subject to such restrictions and conditions as the Plan Committee approves.

STOCK APPRECIATION RIGHTS

Under the Plan, SARs may be granted to participants at any time as determined by the Plan Committee. The Plan Committee may grant freestanding SARs, tandem SARs, or any combination of these forms of SARs. Subject to the terms and conditions of the Plan, the Plan Committee has complete discretion in determining the number of SARs granted to each participant and in determining the terms and conditions pertaining to such SARs. The grant price for each grant of a freestanding SAR is determined by the Plan Committee, provided that the grant price shall be:

based on 100% of the fair market value of the underlying shares on the date of grant;

set at a premium to the fair market value of the underlying shares on the date of grant; or

indexed to the fair market value of the shares on the date of grant, provided that the grant price must be at least equal to 100% of the fair market value of the underlying shares on the date of grant.

The grant price of tandem SARs will be equal to the exercise price of the related option. The term of an SAR is determined by the Plan Committee, in its sole discretion, but the term of an SAR shall not exceed ten years. SARs are exercisable at such times and subject to such restrictions and conditions as the Plan Committee approves.

RESTRICTED STOCK AND RESTRICTED STOCK UNITS

Subject to the terms and provisions of the Plan, the Plan Committee at any time may grant awards as restricted stock and/or RSUs.

The Plan Committee may impose such conditions or restrictions on any shares of restricted stock or RSUs granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that participants pay a stipulated purchase price for each share of restricted stock or each RSU, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such shares are listed or traded, or holding requirements or sale restrictions placed on the shares by the Company upon vesting of such restricted stock or RSUs.

Unless otherwise determined by the Plan Committee, to the extent permitted or required by law, participants holding shares of restricted stock granted under the Plan may be granted the right to exercise full voting rights with respect to those shares during the restriction period. A participant has no voting rights with respect to any RSUs granted. Participants are not entitled to the crediting of dividend equivalents on RSUs granted unless designated by the Plan Committee.

PERFORMANCE UNITS/PERFORMANCE SHARE UNITS

Subject to the terms and provisions of the Plan, the Plan Committee may grant performance units (PUs) or performance share units (PSUs) to participants in such amounts and upon such terms as the Plan Committee determines. Each PU will have an initial value that is established by the Plan Committee at the time of grant and each PSU will have an initial value equal to the fair market value of the underlying Class B common stock on the grant date. In connection with the grant of PUs or PSUs, the Plan Committee will set performance goals in its discretion which, depending on the extent to which such goals are met, will determine the value or number of PUs or PSUs paid to the participant.

The form and timing of payment of earned PUs and PSUs will be determined by the Plan Committee. The Plan Committee, in its sole discretion, may pay earned PUs and PSUs in the form of cash or in shares (or in a combination thereof) equal to the value of the earned PUs or PSUs, as applicable, at the close of the performance period. Any shares may be granted subject to restrictions deemed appropriate by the Plan Committee.

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CASH-BASED AWARDS AND OTHER STOCK-BASED AWARDS

Subject to the terms and provisions of the Plan, the Plan Committee may grant cash-based awards to participants in such amounts and upon such terms as the Plan Committee determines, including the achievement of specific performance goals. The Plan Committee may also grant other types of equity-based or equity-related awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted shares of Class B common stock) in amounts and subject to such terms and conditions, as the Plan Committee may determine. Such awards may involve the transfer of actual shares to participants or payment in cash or otherwise of amounts based on the value of shares, and may include, without limitation, awards designed to comply with, or take advantage of, the applicable local laws of jurisdictions other than the United States.

Each cash-based award will specify a payment amount or payment range as determined by the Plan Committee. Each stock-based award will be expressed in terms of shares or units based on shares, as determined by the Plan Committee. The Plan Committee may establish performance goals with respect to such awards in its discretion. If the Plan Committee exercises its discretion to establish performance goals, the number or value of cash-based awards or other stock-based awards that will be paid out to the participant will depend on the extent to which the performance goals are met. Payment, if any, with respect to a cash-based award or stock-based award will be made, in cash or shares, in accordance with the terms the Plan Committee determines.

PERFORMANCE MEASURES

Subject to the terms of the Plan, the performance goals established by the Plan Committee for the payment or vesting of an award may include but are not limited to the following performance measures: net earnings or net income (before or after taxes); earnings per share; net sales or revenue growth; net operating profit; return measures (including, but not limited to, return on assets, capital, invested capital, equity, revenue or sales); cash flow (including, but not limited to, operating cash flow, free cash flow and cash flow return on equity); earnings before or after taxes, interest, depreciation and/or amortization; gross or operating margins; productivity ratios; share price (including, but not limited to, growth measures and total stockholder return); expense targets; margins; operating efficiency; market share; Profit After Capital Charge (PACC); customer satisfaction; and balance sheet and statement of cash flow measures (including, but not limited to, working capital amounts and levels of short and long-term debt).

Any performance measure may be used to measure the performance of the Company and/or its affiliates as a whole or any business unit of the Company and/or its affiliates or any combination thereof, for one performance period or averaged over time, as the Plan Committee may deem appropriate, or any of the above performance measures as compared to the performance of a group of comparative companies, or published or special index that the Plan Committee, in its sole discretion, deems appropriate, and may, but need not be, based on a change or an increase or positive result. The Plan Committee also has the authority to provide for accelerated vesting of any award based on the achievement of performance goals pursuant to the performance measures specified by the Plan Committee or such other factors as the Plan Committee determines.

The Plan Committee may provide in any such award that any evaluation of performance may include or exclude any of the following items: litigation or claim judgments or settlements; the effects of changes in tax laws, accounting principles or other laws or provisions affecting reported results; foreign exchange gains and losses; and special items and non-core items (as those terms are defined in the Plan).

CHANGE IN CONTROL

Unless the Plan Committee determines otherwise in the instrument evidencing the award or as otherwise provided in a written employment, service or other agreement between the participant and the Company, upon a change in control (as defined in the Plan), all then outstanding stock options and SARs and all other then-outstanding awards that are service vesting awards for which the participant has received a replacement award (as described in the Plan) shall be treated as follows. Upon a termination of employment or service occurring in connection with or during the period of two years after a change in control, other than for cause, all replacement awards held by the participant will become fully vested and, if applicable, exercisable and free of restrictions. All stock options and SARs held by the participant immediately before the termination of employment or service that the participant held as of the date of the change in control or that constitute replacement awards will remain exercisable for not less than one year following such termination or until the expiration of the stated terms of such stock option or SAR, if shorter, unless otherwise specified in the applicable award agreement.

Unless the Plan Committee determines otherwise in the instrument evidencing the award or as otherwise provided in a written employment, service or other agreement between the participant and the Company, upon a change in control, all then outstanding stock options and SARs and all other then-outstanding awards that are service vesting awards for which the participant has not received a replacement award will vest in full and be free of restrictions. The treatment of any other awards is as determined by the Plan Committee and reflected in the applicable award agreement.

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TRANSFERABILITY OF AWARDS

Except as otherwise provided in the Plan or a particular award agreement, a participant’s awards may not be sold, transferred, pledged, assigned or otherwise alienated or hypothecated other than by will or the laws of descent and distribution. During the participant’s lifetime, only the participant may exercise any rights under an award. Stock options and SARs generally may not be transferred unless the transfer is approved by the Plan Committee and is for no consideration.

CLAWBACK

The Company has adopted a clawback policy that applies to awards under the Plan. Under the policy, the Company will use reasonable efforts to recoup from its current and former executive officers and other employees designated by the Compensation & HR Committee any excess incentive based compensation awarded as a result of an accounting restatement due to material noncompliance with financial reporting requirements under the U.S. federal securities laws regardless of whether such officers were at fault in the circumstances leading to the restatement.

The Compensation & HR Committee will also modify this recovery policy based on the requirements to be issued by the NYSE pursuant to the mandate of the Dodd-Frank Act once the requirements of the NYSE rules are finalized.

DURATION OF THE PLAN

Unless sooner terminated in accordance with its terms, the Plan will terminate on May 26, 2031. After the plan is terminated, no awards may be granted under the Plan, but awards previously granted will remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

AMENDMENT, MODIFICATION, SUSPENSION AND TERMINATION

Subject to the terms of the Plan, the Plan Committee may, at any time and from time to time, amend, modify, suspend or terminate the Plan and any award agreement in whole or in part, except that no amendment of the Plan may be made without stockholder approval if stockholder approval is required by law, regulation or stock exchange rule; including, but not limited to, the Exchange Act, the Code and, if applicable, the NYSE Listed Company Manual.

NO REPRICING WITHOUT STOCKHOLDER APPROVAL

Without the prior approval of the Company’s stockholders and except as provided under the Plan, stock options or SARs granted under the Plan will not be repriced by lowering the exercise or grant price of a previously granted option or SAR, cancelling an option or SAR at a time when its exercise price exceeds the fair market value of the underlying shares in exchange for cash, another option, restricted stock or any other equity award, or any other action that is treated as a repricing under U.S. generally accepted accounting principles.

The Plan Committee may make adjustments in the terms and conditions of, and the criteria included in, awards in recognition of unusual or nonrecurring events affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations or accounting principles whenever the Plan Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. With respect to a stock option or SAR, any such substitutions or adjustments may not be made if it would cause such stock option or SAR to be treated as deferred compensation subject to taxes and penalties under Section 409A of the Code.

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Description of Certain Federal Income Tax Consequences Under the Plan

The following is a summary of certain U.S. federal income tax consequences of awards under the Plan to the Company and to participants in the Plan who are citizens or residents of the U.S. for federal tax purposes. The summary is based on the Code, applicable Treasury Regulations and administrative and judicial interpretations thereof, each as in effect on the date of this Proxy Statement and is, therefore, subject to future changes in the law, possibly with retroactive effect. The summary is general in nature and does not purport to be legal or tax advice. Furthermore, the summary is not intended to be exhaustive and does not address all matters which may be relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the tax laws of any state, municipality or non-U.S. taxing jurisdiction, or any gift, estate, excise or other tax laws. Because individual circumstances may vary, participants are encouraged to consult their own tax advisors concerning the tax implications of awards granted under the Plan.

Stock Options and Stock Appreciation Rights. Stock option grants under the Plan generally are intended to be nonqualified stock options. A participant generally will not recognize taxable income upon the grant or vesting of a nonqualified stock option or stock appreciation right with an exercise or grant price at least equal to the fair market value of our Class B common stock on the date of grant and no additional deferral feature. Upon the exercise of a nonqualified stock option or stock appreciation right, a participant generally will recognize compensation taxable as ordinary income in an amount equal to the difference between the fair market value of the shares underlying the nonqualified stock option or stock appreciation right on the date of exercise and the exercise or grant price. Any gain or loss recognized upon any later disposition of the shares generally will be a long-term or short-term capital gain or loss. Special rules apply if the shares received upon exercise of a nonqualified stock option or stock appreciation right are subject to a substantial risk of forfeiture by the participant or if a participant uses shares of our Class B common stock already held by the participant to pay the exercise price of a nonqualified stock option.

Restricted Stock. A grant of restricted shares of Class B common stock generally will not result in taxable income to the participant in the year of grant. The value of such restricted stock (less the amount, if any, paid by the participant with respect to the shares) will be taxable to a participant as compensation taxable as ordinary income in the year in which the restrictions lapse. If a participant makes an election under Section 83(b) of the Code, the timing of the tax recognition event and the amount of income recognized will differ from that described above.

Restricted Stock Units. A participant generally will not recognize income at the time a RSU is granted. When any part of a RSU is issued or paid, the participant generally will recognize compensation taxable as ordinary income at the time of such issuance or payment in an amount equal to the cash and then fair market value of any shares the participant receives.

Performance Share Units, Performance Units and Other Awards. A participant generally will not recognize income upon the grant of PSUs or PUs. Upon the distribution of cash or shares to the participant pursuant to the terms of the PSUs or PUs, the participant generally will recognize compensation taxable as ordinary income equal to the excess of the amount of cash and the fair market value of any shares transferred to the participant over any amount paid by the participant with respect to the PSUs or PUs. The U.S. federal income tax consequences of other awards under the plan will depend upon the specific terms of each award.

Tax Consequences to the Company. In the foregoing cases, we generally will be entitled to a deduction at the same time, and in the same amount, as a participant recognizes ordinary income, subject to certain limitations imposed under the Code.

Section 409A of the Code. We intend that awards granted under the Plan comply with, or otherwise be exempt from, section 409A of the Code, but make no representation or warranty to that effect.

Tax Withholding. We are authorized to deduct or withhold from any award granted or payment due under the Plan, or require a participant to remit to us, the amount of any withholding taxes due in respect of the award or payment and to take such other action as may be necessary to satisfy all obligations for the payment of applicable withholding taxes. We are not required to issue any shares of our Class B common stock or otherwise settle an award under the Plan until all tax withholding obligations are satisfied.

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Plan Benefits

All awards under the Plan are made at the discretion of the Plan Committee. Therefore, the benefits and amounts that will be received or allocated under the Plan are not determinable at this time. Please refer to the description of grants made to the NEOs in the last fiscal year described in the Grants of Plan Based Awards for 2020 table beginning on page 61. Grants made to our non-employee directors in the last fiscal year are described in the Director Compensation section beginning on page 37.

AGGREGATE PAST GRANTS UNDER THE PLAN

The following table sets forth information with respect to options and other awards granted under the Plan since its initial approval in 2005 through March 17, 2021 to the individuals and groups described in the table (including 5,357,833 shares that have been cancelled):

Name and Position/Group	Number of Shares Covered by Awards
Gavin D.K. Hattersley President and CEO of Molson Coors	871,162
Tracy I. Joubert CFO of Molson Coors	290,189
Michelle St. Jacques CMO of Molson Coors	91,696
Simon J. Cox President and Chief Executive Officer of Molson Coors Europe	371,552
E. Lee Reichert Chief Legal & Government Affairs Officer and Secretary of Molson Coors	164,548
All executive officers as a group	1,893,414
All non-employee directors as a group	1,364,710
All employees, including all executive officers and non-employee directors, as a group	25,335,588

Equity Compensation Plan Information

The following table summarizes information about the Incentive Compensation Plan as of December 31, 2020. All outstanding awards shown in the table below relate to our Class B common stock.

Plan Category	A Number of securities to be issued upon exercise of outstanding options, warrants and rights	B Weighted-average exercise price of outstanding options, warrants and rights	C Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in Column A)
Equity compensation plans approved by security holders(1)	3,640,266	$66.32	2,303,746
Equity compensation plans not approved by security holders	—	N/A	—
TOTAL	3,640,266	$66.32	2,303,746
(1)

Under the Incentive Compensation Plan, we may issue restricted stock units (RSUs), deferred stock units (DSUs), performance share units (PSUs) and stock options. Amount in column A includes 1,098,748 RSUs and DSUs, 702,594 PSUs (assuming the target award is met) and 1,838,924 options outstanding as of December 31, 2020. See Part II—Item 8 Financial Statements and Supplementary Data, Note 13, “Share-Based Payments” of our Annual Report for further discussion. Outstanding RSUs, DSUs and PSUs do not have exercise prices and therefore have been disregarded for purposes of calculating the weighted-average exercise price.

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PROPOSAL NO. 4—

RATIFY APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2021

Proposal Snapshot
What am I voting on?
Class A Holders are being asked to ratify the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2021.
Voting Recommendation:
Our Board recommends a vote FOR the ratification of PwC as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2021.

Our Board is asking Class A Holders to ratify the Audit Committee’s appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2021. PwC is considered by the Audit Committee to be well qualified and was our independent registered public accounting firm for the fiscal year ended December 31, 2020.

Our Audit Committee and Board believe the continued retention of PwC as our independent registered public accounting firm is in the best interest of our Company and stockholders. In order to assure continuing auditor independence, the Audit Committee discusses with management the timing and process for rotation of our lead audit partner, the concurring partner and any other active audit engagement partner, and considers whether there should be a regular rotation of the audit firm itself. Our current lead audit partner is in the third year of his rotation.

Representatives of PwC are expected to attend the Annual Meeting online to respond to appropriate questions and may make a statement if they so desire.

Fees

The following table sets forth the aggregate fees billed by PwC for professional services rendered to us related to fiscal years 2020 and 2019. Certain fees related to the 2020 fiscal year reflect estimates; however, we do not anticipate final billings to differ significantly from amounts presented below.

	Fiscal Year
	2020	2019
	(In thousands $)
Audit Fees(1)	5,763	5,285
Audit-Related Fees(2)	264	158
Tax Fees(3)	—	—
All Other Fees(4)	5	5
TOTAL FEES(5)	6,032	5,448
(1)

Aggregate fees for professional services rendered by PwC in connection with its audit of our consolidated financial statements and our internal control over financial reporting for the fiscal years 2020 and 2019 included in Form 10-K and the quarterly reviews of our financial statements included in Forms 10-Q, together with statutory audits.

(2)

Includes amounts related to procedures related to registration statements in 2020 and 2019, as well as royalty audits, pension plan audits, recycling audits and donation fund audits performed in Canada during 2020 and 2019.

(3)

Fees consist of tax compliance work and other tax services performed. There were no tax fees in 2020 or 2019.

(4)

Fees incurred for subscriptions provided by PwC in 2020 and 2019.

(5)

Fees were translated using the USD exchange rates prevailing when the fees were incurred and billed.

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Pre-Approval Policy Regarding Independent Registered Public Accounting Firm Services

Duties of our Audit Committee are described under “Board Committees — Audit Committee” on page 32 and include appointing, retaining, compensating, evaluating and terminating the independent auditors, including sole authority to approve all audit engagement fees and terms. Accordingly, the Audit Committee pre-approves all audit, non-audit and internal control-related services provided by PwC prior to the engagement of PwC with respect to such services. The chair of the Audit Committee (Audit Chair) has been delegated authority by the Audit Committee to pre-approve interim services by PwC other than the annual audit. The Audit Chair must report all such pre-approvals to the entire Audit Committee at the next committee meeting. In 2020 and 2019, the Audit Committee (or the Audit Chair pursuant to the authority delegated) pre-approved all of the services performed by PwC. If the stockholders do not ratify the appointment of PwC, the Audit Committee will reconsider the appointment.

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Audit Committee Report

Primary Responsibilities

The role of the Audit Committee is to prepare this report and to represent and assist our Board in its oversight of: (1) the integrity of our financial reporting process and our financial statements; (2) our compliance with legal and regulatory requirements, and our ethics and compliance program, including our Code of Business Conduct; (3) our systems of internal control over financial reporting and disclosure controls and procedures; (4) our internal audit function; (5) our corporate responsibility, alcohol policy and sustainability efforts and related performance; (6) our cybersecurity program and related risk management; and (7) the qualifications, engagement, compensation and performance of the independent registered public accounting firm, its conduct of the annual audit and its engagement for any lawful purpose.

The Audit Committee reviews its written charter annually. The Audit Committee also reviews and discusses with our management, internal audit and independent auditors our policies and procedures with respect to risk assessment and risk management. Our management is responsible for the preparation, presentation and integrity of our financial statements and the effectiveness of internal control over financial reporting. Management is also responsible for maintaining our accounting and financial reporting principles and internal controls and procedures reasonably designed to assure compliance with accounting standards and applicable laws and regulations. We have a full-time Internal Audit Department that reports regularly to the Audit Committee. The Internal Audit Department is responsible for objectively reviewing and evaluating the adequacy and effectiveness of our network of risk management, internal controls and governance processes relating, for example, to the reliability and integrity of our financial information and safeguarding our assets. PwC, our independent registered public accounting firm, is responsible for auditing our financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the U.S.

Audit Committee Report

In the performance of its oversight function, the Audit Committee has reviewed and discussed the audited financial statements in the Annual Report with management and PwC. The Audit Committee has discussed with PwC the matters required to be discussed by the applicable requirements of The Public Company Accounting Oversight Board (PCAOB), and the SEC, and has received the written disclosures and the letter from PwC required by applicable requirements of the PCAOB regarding PwC’s communications with the Audit Committee concerning independence. The Audit Committee has also discussed with PwC its independence. The Audit Committee has ultimate authority and responsibility to select, evaluate, and, when appropriate, replace our independent registered public accounting firm. The non-audit services performed by PwC were pre-approved by the Audit Committee and were also considered in the discussions of independence. Audit Committee members are not employees of our Company and do not perform the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct “field work” or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee rely on the information provided to them by management and PwC. Accordingly, the Audit Committee’s considerations and discussions referred to above do not assure that the audit of our financial statements has been carried out in accordance with standards of the PCAOB that the financial statements are presented in accordance with accounting principles generally accepted in the U.S. or that PwC is in fact “independent.”

Based upon the review and discussions described in this report, and subject to the limitations on the roles and responsibilities of the Audit Committee referred to above and in its charter, the Audit Committee recommended to our Board that the audited financial statements be included in the Annual Report for the fiscal year ended December 31, 2020, as filed with the SEC on February 11, 2021. The Audit Committee also appointed PwC as the independent registered public accounting firm for our Company for the fiscal year ending December 31, 2021, subject to ratification by our stockholders.

SUBMITTED BY THE AUDIT COMMITTEE

Roger G. Eaton (Chair)	Charles M. Herington	Nessa O’Sullivan	James “Sandy” A. Winnefeld, Jr.

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Beneficial Ownership

The following table contains information about the beneficial ownership of our capital stock as of March 17, 2021 (unless otherwise noted), for each of our current directors and nominees, each of our NEOs, all current directors and executive officers as a group and each stockholder known by us to own beneficially more than 5% of any class of our voting common stock and/or the exchangeable shares issued by Exchangeco. Unless otherwise indicated, and subject to any interests of the holder’s spouse, the person or persons named in the table have sole voting and investment power, based on information furnished by such holders. Shares of common stock subject to RSUs, DSUs, stock options or other rights currently exercisable or exercisable and vesting within 60 days following March 17, 2021, are deemed outstanding for computing the share ownership and percentage of the person holding such RSUs, DSUs, stock options or rights, but are not deemed outstanding for computing the percentage of any other person. All share numbers and ownership percentage calculations below assume that all Class A exchangeable shares and Class B exchangeable shares have been converted on a one-for-one basis into corresponding shares of Class A common stock and Class B common stock, respectively.

Name of Beneficial Owner	Number of Class A Shares		Percent of class (%)(1)	Number of Class B Shares(2)		Percent of class (%)(1)
5% Stockholders:
Adolph Coors Company LLC	5,044,534	(3)(4)	95.5%	21,522,798	(4)	10.2%
Adolph Coors Jr. Trust	5,044,534	(3)(4)	95.5%	5,830,000	(4)	2.8%
Pentland Securities (1981) Inc.	5,044,534	(3)	95.5%	3,449,600	(5)	1.6%
4280661 Canada Inc.	5,044,534	(3)	95.4%	—		—
Dodge & Cox	—		—	29,588,242	(6)	14.0%
The Vanguard Group	—		—	19,211,272	(7)	9.1%
BlackRock, Inc.	—		—	14,698,818	(8)	6.9%
Directors and Director Nominees:
Julia M. Brown	—		—		—	*
David S. Coors	—	(9)	—	49,253	(11)	*
Peter H. Coors	2,000	(9)	*	618,626	(10)	*
Roger G. Eaton	—		—	26,534	(12)	*
Mary Lynn Ferguson-McHugh	—		—	6,050
Gavin D.K. Hattersley	—		—	264,597	(13)	*
Charles M. Herington	—		—	33,677	(14)	*
Andrew T. Molson	100		*	3,452,786	(15)	1.6%
Geoffrey E. Molson	1,632	(19)	*	18,510	(16)	*
Nessa O’Sullivan	—		—	1,635	(17)	*
Iain J.G. Napier	—		—	24,222	(18)	*
H. Sanford Riley	—		—	47,061	(19)	*
Douglas D. Tough	—		—	15,596	(20)	*
Louis Vachon	—		—	17,727	(21)	*
James “Sandy” A. Winnefeld, Jr.	—		—	3,500		*
Management:
Tracey I. Joubert	—		—	101,768	(22)	*
Simon J. Cox	—		—	129,609	(23)	*
E. Lee Reichert	—		—	45,597	(24)	*
Michelle St. Jacques	—		—	14,674	(25)	*
All directors and executive officers as a group (19 persons)	3,732	(27)	*	4,900,469	(26)	2.3%
*

Denotes less than 1%

(1)

Except as set forth above and based solely upon reports of beneficial ownership required to be filed with the SEC pursuant to Rule 13d-1 under the Exchange Act, we do not believe that any other person beneficially owned, as of March 17, 2021, greater than 5% of our outstanding Class A common stock or Class B common stock. Ownership percentage calculations are based on 5,279,937 shares of Class A common stock (which assumes the conversion on a one-to-one basis of 2,718,267 Class A exchangeable shares) and 211,634,700 shares of Class B common stock (which assumes the conversion on a one-to-one basis of 11,104,565 shares of Class B exchangeable shares), in each case, outstanding as of March 17, 2021.

(2)

Includes DSUs held by directors and shares underlying outstanding options currently exercisable or exercisable within 60 days following March 17, 2021 (Current Options), where applicable. Does not include unvested RSUs for retirement eligible executives (except for Mr. Peter H. Coors).

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(3)

Shares of Class A common stock (or shares directly exchangeable for Class A common stock) consists beneficial ownership of 1,857,476 shares owned by Pentland, 667,058 shares owned by 4280661 Canada Inc. (Subco), and 2,520,000 shares owned by Adolph Coors Company LLC (ACC), as Trustee of the Coors Trust, due to shared voting power resulting from a Voting Agreement, dated February 2, 2005, among Pentland, Subco and the Coors Trust. Pursuant to the Voting Agreement, the parties agreed that the shares of Class A common stock (and shares directly exchangeable for Class A common stock) are to be voted in accordance with the voting provisions of certain Voting Trust Agreements among the parties and certain trustees. Pentland is the sole owner of Subco. The address for each of the Coors Trust and ACC is 2120 Carey Avenue, Suite 412, Cheyenne, Wyoming 82001. The address for each of Pentland and Subco is 335 8th Avenue S.W., Suite 2300, Calgary, Alberta, Canada T2P 1C9.

(4)

This information is derived from the Schedule 13D/A filed by ACC and the Coors Trust with the SEC on March 17, 2020. Shares of Class B common stock beneficially owned by ACC includes 300,000 shares directly owned by ACC, 5,830,000 shares directly held by the Coors Trust and 15,392,798 shares beneficially owned by ACC and as Trustee of other Coors Family Trusts (as defined below) and Manager of Coors Family LLCs (defined below), all of which are included in the Class B shares beneficially owned by ACC. ACC is a Wyoming limited liability company which serves as trustee for the Coors Trust, the Bertha Coors Munroe Trust B, the Grover C. Coors Trust, the Herman F. Coors Trust, the Louise Coors Porter Trust and the May Kistler Coors Trust (collectively, the Coors Family Trusts), and as sole Manager of Cotopaxi Capital, LLC and COTEX Descendants LLC, successors in interest to the Class B shares previously held by the Augusta Coors Collbran Trust (the Coors LLCs). The members of ACC are the various Coors Family Trusts. The Board of Directors of ACC consists of 7 members who are various members of the Coors family, including Peter H. Coors and David S. Coors. The Board of Directors of ACC has sole investment power with respect to each Coors Family Trust and each Coors LLC. Each member of ACC’s Board of Directors disclaims beneficial ownership of the shares owned by ACC on behalf of the respective Coors Family Trusts except to the extent of his or her pecuniary interest in each trust. An aggregate of 14,600,000 shares of Class B common stock are pledged as collateral by ACC for the guaranty of the repayment of a loan made by a bank to ACC Financing, LLC and CoorsTek, LLC, each of which is an affiliate of ACC (down from 17,160,860 shares of Class B common stock pledged at March 2019). These pledged shares represent approximately $710.4 million in total value (down from $835.1 million at March 2019), or approximately 6.7% of our total market capitalization (down from 8.6% at March 2019), as of March 17, 2021. ACC has agreed to provide notice to us as soon as practicable upon becoming aware of any active steps to enforce the pledged collateral under the applicable pledge documents for the loans. Based on average daily trading volume in March 2021, it would take approximately six trading days to unwind the total shares pledged by ACC.

(5)

Consists of 3,449,600 Class B common stock (or shares exchangeable for Class B common stock) directly owned by Pentland, of which: (i) 437,000 shares of Class B exchangeable shares are pledged as collateral with an unaffiliated third party for a loan in aggregate principal amount of approximately $20 million; and (ii) 478,000 Class B exchangeable shares are pledged as collateral with an unaffiliated third party for a loan in the aggregate principal amount of approximately $25 million. Pentland has agreed to provide notice to us as soon as practicable after Pentland is notified that active steps to enforce any of the pledged collateral under any of these loans. Based on average daily trading volume in March 2021, it would take approximately two trading days to unwind the total shares pledged by Pentland, assuming conversion of the Class B exchangeable shares into Class B common stock.

(6)

This information is derived solely from the Schedule 13G/A filed by Dodge & Cox with the SEC on February 11, 2021, reporting on beneficial ownership as of December 31, 2020. The address for Dodge & Cox is 555 California Street, 40th Floor, San Francisco, CA 94104.

(7)

This information is derived solely from the Schedule 13G/A filed by The Vanguard Group with the SEC on February 10, 2021, reporting on beneficial ownership as of December 31, 2020. The address for The Vanguard Group is 100 Vanguard Boulevard, Malvern, PA 19355.

(8)

This information is derived solely from the Schedule 13G/A filed by BlackRock, Inc. with the SEC on January 29, 2021, reporting on beneficial ownership as of December 31, 2020. The address for BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.

(9)

Beneficial ownership for each of Peter H. Coors and David S. Coors does not include 2,520,000 shares of Class A common stock held indirectly by ACC as trustee for the Coors Trust, nor any shares of Class B common stock held by ACC for itself or on behalf of the Coors Family Trusts or Coors LLCs. Each of Peter H. Coors and David S. Coors disclaims beneficial ownership of all shares of Class A common stock and Class B common stock held by ACC except to the extent of his pecuniary interest therein. If Peter H. Coors or David S. Coors were to be attributed beneficial ownership of the shares of Class A common stock held by ACC, each would beneficially own approximately 47.7% of the Class A common stock, subject to the Voting Agreement.

(10)

Represents (i) 150,668 shares of Class B common stock held directly by Mr. Coors; (ii) 1,064 shares of Class B common stock held by his wife, Marilyn E. Coors; (iii) 8,740 unvested RSUs; and (iv) 458,154 shares of Class B common stock held indirectly by Mr. Coors, as a manager of various LLCs, and through related entities.

(11)

Represents (i) 3,500 shares of Class B common stock held directly by Mr. Coors, and (ii) 45,503 shares of Class B common stock held indirectly as trustee for various family trusts.

(12)

Includes 15,817 DSUs.

(13)

Includes 187,540 Current Options.

(14)

Includes 22,758 DSUs.

(15)

Represents 186 shares of Class B exchangeable shares held directly by Mr. Molson, 3,000 shares of Class B common stock held indirectly by Molbros AT Inc., and 3,449,600 shares of Class B common stock (or shares exchangeable for Class B common stock) owned by Pentland. Mr. Molson is the President of Pentland and shares dispositive power of the Class B common stock beneficially owned by Pentland. The Class B common stock beneficially owned by Pentland are included in Mr. Molson’s beneficial ownership as a result of arrangements under the Amended and Restated Stockholders Agreement dated February 9, 2005, between Lincolnshire Holdings Limited, Nooya Investments Limited, Pentland, Eric Molson and Stephen Molson with respect to the securities held by and governance of Pentland. Molbros AT Inc. is a holding company controlled by Mr. Molson.

(16)

Mr. Molson’s Class A holdings represents 1,260 shares of Class A common stock held directly and 372 shares of Class A common stock (or shares directly exchangeable tor Class A common stock) indirectly held in a retirement savings plan. His shares of Class B common stock include: 1,198 shares held indirectly in a retirement savings plan, 1,006 shares (or shares directly exchangeable for Class B common stock) held directly and 692 shares (or shares directly exchangeable for Class B common stock) indirectly held in a retirement savings plan.

(17)

Represents 1,635 DSUs.

(18)

Includes 8,453 DSUs.

(19)

Includes 16,560 shares directly exchangeable for Class B common stock and 15,668 DSUs.

(20)

Includes 4,076 DSUs.

(21)

Includes 8,759 DSUs.

(22)

Includes 82,583 Current Options.

(23)

Includes 104,954 Current Options.

(24)

Includes 29,416 Current Options.

(25)

Includes 8,955 Current Options.

(26)

The group’s beneficial ownership of Class B common stock includes 8,740 unvested RSUs for Peter H. Coors, 77,166 DSUs, 432,300 Current Options and 3,468,044 Class B exchangeable shares as described in the footnotes above. See footnotes above concerning the beneficial ownership of the Class A common stock.

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Questions and Answers

Proxy Materials and Voting Information

1.

WHAT ARE THE COMPANY’S OUTSTANDING VOTING SECURITIES?

The outstanding classes of our voting securities include our Class A common stock, par value $0.01 per share (Class A common stock) and our Class B common stock, par value $0.01 per share (Class B common stock). In addition, we have outstanding one share of our Special Class A voting stock, par value $0.01 per share (Special Class A voting stock) and one share of Special Class B voting stock, par value $0.01 per share (Special Class B voting stock) through which the holders of the Class A exchangeable shares (Class A exchangeable shares) issued by Molson Coors Canada Inc., a Canadian corporation and our wholly-owned indirect subsidiary (Exchangeco), and the holders of the Class B exchangeable shares (Class B exchangeable shares) issued by Exchangeco, respectively, may exercise their voting rights with respect to Molson Coors.

Through the voting rights of the special voting stock and a voting trust arrangement, the holders of the Class A exchangeable shares and the Class B exchangeable shares are effectively, subject to additional steps described below, entitled to vote at the Annual Meeting on an equivalent basis with holders of our Class A common stock and Class B common stock, respectively.

Each holder of record of our Class A common stock, our Class B common stock, the Class A exchangeable shares (through our Special Class A voting stock) and the Class B exchangeable shares (through our Special Class B voting stock) is entitled to one vote for each share held, without the ability to cumulate votes on the election of directors.

For more details regarding our various classes of stock, including the differences between our Class A common stock and Class B common stock and our Special Class A voting stock and Special Class B voting stock, and regarding the exchangeable shares issued by Exchangeco, please refer to “Common Stock and Exchangeable Shares”, on page 90 of this Proxy Statement.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your bank, broker or other nominee (Broker) to obtain your 16-digit control number or otherwise vote through the Broker. Only stockholders with a valid 16-digit control number will be able to attend the Annual Meeting and vote, ask questions and access the list of stockholders as of the Record Date for the Annual Meeting. The Annual Meeting webcast will begin promptly at 11:00 a.m. Eastern Time. We encourage you to access the Annual Meeting virtual site prior to the start time. Online check-in will begin at 10:45 a.m. Eastern Time, and you should allow ample time for the check-in procedures.

2.

WHAT IS THE RECORD DATE FOR THE ANNUAL MEETING AND WHAT DOES IT MEAN?

The Record Date for the Annual Meeting is April 1, 2021. Owners of record of our Class A common stock, our Class B common stock, the Class A exchangeable shares (through our Special Class A voting stock) and the Class B exchangeable shares (through our Special Class B voting stock) at the close of business on the Record Date are entitled to:

receive notice of the Annual Meeting; and

vote at the Annual Meeting and any adjournments or postponements of the Annual Meeting.

For additional information about how an owner or a beneficial owner of exchangeable shares issued by Exchangeco may vote at the Annual Meeting, please refer to Question 7.

3.

HOW MANY SHARES ARE OUTSTANDING?

As of the close of business on the Record Date, there were outstanding 2,561,670 shares of Class A common stock, and 200,531,416 shares of Class B common stock, one share of Special Class A voting stock (representing 2,718,267 votes related to the then-outstanding Class A exchangeable shares) and one share of Special Class B voting stock (representing 11,104,565 votes related to the then-outstanding Class B exchangeable shares).

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4.

WHAT ARE MY VOTING CHOICES FOR EACH OF THE PROPOSALS TO BE VOTED ON AT THE ANNUAL MEETING; WHO IS ELIGIBLE TO VOTE; AND WHAT ARE THE VOTING STANDARDS?

Proposal	Eligible to Vote	Voting Choices and Board Recommendation	Voting Standard
Proposal 1: Election of Directors Election of eleven Class A Directors	Class A common stock Class A exchangeable shares(1)	vote for all nominees vote withhold on all nominees vote withhold on specific nominees Our Board recommends a vote FOR each of the nominees.	Plurality of votes cast, voting together as a class; cumulative voting is not permitted
Proposal 1: Election of Directors Election of three Class B Directors	Class B common stock Class B exchangeable shares(1)	vote for all nominees vote for specific nominees vote withhold on all nominees vote withhold on specific nominees Our Board recommends a vote FOR each of the nominees.	Plurality of votes cast, voting together as a class; cumulative voting is not permitted
Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation (the Advisory Say-on-Pay Vote)	Class A common stock Class B common stock Class A exchangeable shares(1) Class B exchangeable shares(1)	vote for the proposal vote against the proposal abstain from voting on the proposal Our Board recommends a vote FOR the advisory say-on-pay vote.	Majority of votes cast, voting together as a single class
Proposal 3: Approval of the Amendment and Restatement of the Molson Coors Beverage Company Incentive Compensation Plan	Class A common stock Class A exchangeable shares(1)	vote for the proposal vote against the proposal abstain from voting on the proposal Our Board recommends a vote FOR the approval of the amendment and restatement of the plan.	Majority of votes cast, voting together as a class
Proposal 4: Ratify Appointment of PwC as our Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2021	Class A common stock Class A exchangeable shares(1)	vote for the ratification vote against the ratification abstain from voting on the ratification Our Board recommends a vote FOR the ratification.	Majority of votes cast, voting together as a class
(1)

The voting rights for the exchangeable shares issued by Exchangeco are exercised through the share of our Special Class A voting stock and the share of our Special Class B voting stock, as applicable.

At the Annual Meeting, votes may not be cast for a greater number of director nominees than the 14 nominees named in the Proxy Statement.

5.

WHAT IS THE DIFFERENCE BETWEEN HOLDING SHARES AS A STOCKHOLDER OF RECORD AND AS A BENEFICIAL STOCKHOLDER?

Stockholders of record

Common Stock. If you own Class A common stock or Class B common stock registered directly in your name through Computershare Trust Company, N.A., our transfer agent, you are considered a stockholder of record with respect to those shares; and

Exchangeable Shares. If you own Class A exchangeable shares or Class B exchangeable shares issued by Exchangeco, you are considered a stockholder of record with respect to those shares.

Beneficial owners

If your shares are held in a brokerage account or by a bank, you are considered a beneficial owner of those shares.

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6.

WHAT DIFFERENT METHODS CAN I USE TO VOTE? IF I HOLD EXCHANGEABLE SHARES WHAT IS THE DEADLINE FOR SUBMITTING MY VOTING INSTRUCTION CARD?

Written Proxy/Voting Instruction Card

All stockholders of record (including owners of record of exchangeable shares) can vote by written proxy/voting instruction card. If you own exchangeable shares, AST Trust Company (AST), as trustee of our special voting stock, will vote your shares in accordance with your voting instruction card. If you are a beneficial owner of our common stock or the exchangeable shares, you will receive a written proxy/voting instruction card from your Broker relating to those shares.

By Telephone or via the Internet

All stockholders of record (including owners of record of exchangeable shares) may also submit a proxy/voting instruction card by touch-tone telephone from the U.S., Puerto Rico and Canada using the toll-free telephone number on the proxy/voting instruction card, or via the Internet, using the procedures and instructions described on the proxy/voting instruction card. Beneficial owners (including beneficial owners of exchangeable shares) may submit a proxy/voting instruction card by telephone or via the Internet if their Broker makes those methods available, in which case, the Broker will enclose the instructions with the proxy materials. The telephone and Internet proxy/voting instruction procedures are designed to authenticate stockholders’ identities, to allow stockholders to submit a proxy/voting instruction card for their shares and to confirm that their instructions have been properly recorded.

Online at the Annual Meeting

All stockholders of record (including owners of record of exchangeable shares) may vote online at the Annual Meeting. If you are a stockholder of Molson Coors, you will be able to attend and participate in the Annual Meeting online by following the instructions posted at www.virtualshareholdermeeting.com/TAP2021. If you are a holder of the Class A or Class B exchangeable shares issued by Exchangeco, you will be able to attend and participate in the Annual Meeting online by following the instructions posted at www.virtualshareholdermeeting.com/TPX2021. Owners of record of exchangeable shares and beneficial owners of Class A common stock and Class B common stock may also vote online at the Annual Meeting, as described in the response to Question 7.

Deadline for Delivering Voting Instructions for Exchangeable Shares

If you own exchangeable shares, you must submit your proxy/voting instruction card via mail no later than 5:00 p.m. ET on May 21, 2021 and by 8:00 a.m. ET on May 24, 2021 by telephone or Internet.

7.

HOW CAN I VOTE ONLINE AT THE ANNUAL MEETING IF I AM A BENEFICIAL OWNER OF CLASS A COMMON STOCK OR CLASS B COMMON STOCK OR IF I AM AN OWNER OR BENEFICIAL OWNER OF CLASS A EXCHANGEABLE SHARES OR CLASS B EXCHANGEABLE SHARES?

Additional Steps Required for Beneficial Owners of our Common Stock

If your shares are held in “street name,” you should contact your Broker to obtain your 16-digit control number or otherwise vote through the Broker. Shares for which you are the beneficial owner but not the stockholder of record may be voted electronically during the Annual Meeting. However, even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

Additional Steps Required for Owners or Beneficial Owners of our Exchangeable Shares

All holders of record of Class A exchangeable shares and/or Class B exchangeable shares as of the Record Date may exercise voting rights online at the Annual Meeting by obtaining a 16-digit control number from AST, the trustee who holds the Special Class A voting stock and the Special Class B voting stock, to exercise such voting rights personally at the Annual Meeting. If you are a beneficial owner of Class A exchangeable shares and/or Class B exchangeable shares, you should contact AST to obtain your 16-digit control number or otherwise vote through AST. Shares for which you are the beneficial owner but not the stockholder of record may be voted electronically during the Annual Meeting. However, even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend the Annual Meeting.

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8.

I HOLD SHARES IN MY MILLERCOORS PLAN, HOW DO I VOTE?

According to the trust agreement concerning the MillerCoors Salaried Non-Union Employees’ Retirement and Savings Plan (MillerCoors Plan), employees holding Molson Coors shares in their retirement plans are entitled to receive proxy materials and vote at the Annual Meeting. If you participate in the MillerCoors Plan, you may give voting instructions for the number of shares of common stock equivalent to the interest in Molson Coors common stock credited to your account as of the Record Date. You may provide voting instructions to Fidelity Management Trust Company, as trustee, through its agent, Broadridge Financial Services Inc. (Broadridge), by completing and returning the proxy/voting instruction card accompanying your proxy materials. The trustee will vote your shares in accordance with your duly executed instructions that must be received via mail and by telephone and Internet no later than 5:00 p.m. ET on May 21, 2021.

If you do not send instructions to Broadridge, then the trustee will vote shares credited to your account in the same proportion on each issue as it votes those shares credited to the accounts of other employees holding Molson Coors shares in the MillerCoors Plan for which it has received voting instructions.

9.

WHAT IF I AM A STOCKHOLDER OF RECORD AND DO NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY?

Stockholders of record should specify their choice for each matter on the enclosed proxy/voting instruction card. If no specific instructions are given, proxies which are signed and returned will be voted:

FOR the election of all director nominees of the applicable class as set forth in this Proxy Statement;

FOR the advisory proposal to approve the advisory say-on-pay vote;

FOR the proposal to amend and restate the Molson Coors Beverage Company Incentive Compensation Plan; and

FOR the proposal to ratify the appointment of PwC as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

If other matters properly come before the Annual Meeting, the proxy holders will have the authority to vote on those matters for you at their discretion.

10.

WHAT CAN I DO IF I CHANGE MY MIND AFTER I SUBMIT A PROXY/VOTING INSTRUCTION CARD FOR MY SHARES?

Holders of our Class A common stock and our Class B common stock may revoke their proxy at any time prior to the completion of voting at the Annual Meeting by:

giving written notice to our Secretary at one of our Principal Executive Offices;

delivering a later-dated proxy; or

attending the Annual Meeting online and voting by following the instructions at www.virtualshareholdermeeting.com/TAP2021.

Holders of Class A or Class B exchangeable shares may revoke their voting instructions by delivering subsequent voting instructions via mail no later than 5:00 p.m. ET on May 21, 2021 and by 8:00 a.m. ET on May 24, 2021 by telephone or Internet or attending the Annual Meeting online and voting by following the instructions at www.virtualshareholdermeeting.com/TPX2021.

Holders of shares in the MillerCoors Plan may revoke their voting instructions by delivering subsequent voting instructions via mail and by telephone and Internet no later than 5:00 p.m. ET on May 21, 2021.

Beneficial owners of Class A or Class B common stock or exchangeable shares may revoke their proxy by following the instructions provided by their respective Broker or attending the Annual Meeting online and voting by following the instructions at (i) www.virtualshareholdermeeting.com/TAP2021, if you are a beneficial owner of Class A or Class B common stock, or (ii) www.virtualshareholdermeeting.com/TAP2021, if you are a beneficial owner of exchangeable shares.

Your attendance at the Annual Meeting online will not, by itself, constitute revocation of your proxy.

11.

WHAT IF I AM A BENEFICIAL OWNER AND DO NOT TIMELY GIVE VOTING INSTRUCTIONS TO MY BROKER, OR IF I AM AN OWNER OF EXCHANGEABLE SHARES AND DO NOT TIMELY PROVIDE VOTING INSTRUCTIONS?

Common Stock

If you are a beneficial owner you must provide voting instructions to your Broker by the deadline provided in the materials you receive from your Broker in order for your Broker to vote your shares at the Annual Meeting. If you do not timely provide voting instructions to your Broker, whether your shares can be voted by such Broker depends on the type of item being considered for election. Your Broker is bound by the rules of the NYSE regarding whether or not it can exercise discretionary voting power for any particular proposal.

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Exchangeable Shares

If you are a holder of record of Class A exchangeable shares and/or Class B exchangeable shares, you must provide your voting instructions by mail, via the internet or by phone no later than 8:00 a.m. ET on May 24, 2021, in order for AST to vote your shares at the Annual Meeting. If you are a beneficial owner of exchangeable shares, you must provide voting instructions to your Broker by the deadline provided in the materials you receive from your Broker in order for your Broker to provide voting instructions no later than 8:00 a.m. ET on May 24, 2021. If you do not or your Broker does not, as applicable, send instructions by this deadline, your exchangeable shares will not be voted on any matter.

The table below sets forth each proposal on the ballot, whether a Broker can exercise discretion and vote your shares absent your instructions.

Proposal	Can Brokers Vote Absent Instructions?
	Class A and Class B common stock	Class A and Class B exchangeable shares
Proposal 1: Election of Directors	No	No
Proposal 2: Advisory Say-on-Pay Vote	No	No
Proposal 3: Approval of the Amendment and Restatement of the Molson Coors Beverage Company Incentive Compensation Plan (Class A common stock and Class A exchangeable shares only)	No	No
Proposal 4: Ratification of Independent Registered Public Accounting Firm for the Fiscal Year Ending December 31, 2021 (Class A common stock and Class A exchangeable shares only)	Yes	No

12.

HOW ARE ABSTENTIONS, BROKER NON-VOTES, AND WITHHELD VOTES COUNTED?

Abstentions and Broker non-votes are included in determining whether a quorum is present, but will not be included in votes cast, so they will not affect the outcome of the vote on any proposal. Withhold votes for any director nominee will have no effect.

13.

CAN I ACCESS THE NOTICE OF ANNUAL MEETING, PROXY STATEMENT AND ANNUAL REPORT ON THE INTERNET?

The Notice of Annual Meeting, Proxy Statement and our Annual Report are available at www.proxyvote.com. Instead of receiving future copies of these documents by mail, stockholders of record and most beneficial owners can elect to receive an e-mail that will provide electronic links to these documents. Opting to receive your proxy materials online will reduce the impact on the environment and save us the cost of producing and mailing documents to your home or business, and also will give you an electronic link to the proxy voting site.

Stockholders of Record (including Owners of Record of Exchangeable Shares)

If you submit proxy/voting instructions via the Internet at www.proxyvote.com, simply follow the prompts for enrolling in the electronic proxy delivery service.

Beneficial Owners

If you hold your shares in a bank or brokerage account, you also may have the opportunity to receive copies of these documents electronically. Please check the information provided in the proxy materials mailed to you by your Broker regarding the availability of this service.

14.

HOW DO I ATTEND AND VOTE AT THE ANNUAL MEETING?

IMPORTANT: If you are planning to attend the Annual Meeting online, you must follow these instructions to gain admission.

This year’s Annual Meeting will be held entirely online live via audio webcast due to the public health impact of the coronavirus outbreak (COVID-19) and to support the health and well-being of our directors, employees, stockholders and other stakeholders. We have designed the virtual Annual Meeting to provide stockholders with substantially the same opportunities to participate as if the Annual Meeting were held in person. If you are a stockholder of Molson Coors, you will be able to attend and participate in the Annual Meeting online at www.virtualshareholdermeeting.com/TAP2021. If you are a

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holder of the Class A and/or Class B exchangeable shares issued by Exchangeco, you will be able to attend and participate in the Annual Meeting online by following the instructions posted at www.virtualshareholdermeeting.com/TPX2021. If you were a stockholder as of the Record Date for the Annual Meeting, or you have your 16-digit control number for the Annual Meeting, you can vote at the Annual Meeting.

A summary of the information you need to attend the Annual Meeting online is provided below:

To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

The Annual Meeting webcast will begin promptly at 11:00 a.m. Eastern Time. We encourage you to access the Annual Meeting virtual site prior to the start time. Online check-in will begin at 10:45 a.m. Eastern Time, and you should allow ample time for the check-in procedures.

The virtual Annual Meeting platform is fully supported across browsers (Internet Explorer, Firefox, Chrome, and Safari) and devices (desktops, laptops, tablets, and cell phones) running the most updated version of applicable software and plugins. Participants should ensure that they have a strong Internet connection wherever they intend to participate in the Annual Meeting. Participants should also give themselves plenty of time to log in and ensure that they can hear streaming audio prior to the start of the Annual Meeting.

Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at www.virtualshareholdermeeting.com/TAP2021, with respect to stockholders of Molson Coors, and www.virtualshareholdermeeting.com/TPX2021, with respect to holders of the Class A and/or Class B exchangeable shares issued by Exchangeco.

Assistance with questions regarding how to attend and participate via the Internet will be provided at www.virtualshareholdermeeting.com/TAP2021, with respect to stockholders of Molson Coors, and www.virtualshareholdermeeting.com/TPX2021, with respect to holders of the Class A and/or Class B exchangeable shares issued by Exchangeco, in each case, on the day of the Annual Meeting.

If you wish to submit a question, you may do so in two ways. If you want to ask a question before the Annual Meeting, then beginning at 8:00 a.m. Eastern Time on April 8, 2021, and until 11:59 p.m. Eastern Time on May 25, 2021, you may log into www.proxyvote.com and enter your 16-digit control number. Once past the login screen, click on the “Question for Management” button, type in your question, and click “Submit.” Alternatively, if you want to submit your question during the Annual Meeting, log into the virtual meeting platform at www.virtualshareholdermeeting.com/TAP2021, with respect to stockholders of Molson Coors, and www.virtualshareholdermeeting.com/TPX2021, with respect to holders of the Class A and/or Class B exchangeable shares issued by Exchangeco, and, in each case, type your question into the “Ask a Question” field, and click “Submit.”

Questions pertinent to Annual Meeting matters will be answered during the Annual Meeting, subject to time constraints. Questions regarding personal matters, including those related to employment, product or service issues, or suggestions for product innovations, are not pertinent to Annual Meeting matters and therefore will not be answered. If we receive substantially similar questions, we may group such questions together and provide a single response to avoid repetition. Any questions pertinent to Annual Meeting matters that cannot be answered during the meeting due to time constraints will be posted online and answered at the “Investor Relations” section of our website at www.molsoncoors.com. The questions and answers will be available as soon as practical after the Annual Meeting and will remain available one month after posting. We have included our website address for reference only. The information contained on our website is not incorporated by reference into this Proxy Statement.

A webcast replay of the Annual Meeting will be available until May 26, 2022.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in “street name,” you should contact your Broker to obtain your 16-digit control number or otherwise vote through your Broker. Only stockholders with a valid 16-digit control number, will be able to attend the Annual Meeting and vote, ask questions and access the list of stockholders as of the close of business on the Record Date for the Annual Meeting.

15.

WHAT IF DURING THE CHECK-IN TIME OR DURING THE ANNUAL MEETING I HAVE TECHNICAL DIFFICULTIES OR TROUBLE ACCESSING THE VIRTUAL ANNUAL MEETING WEBSITE?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual Annual Meeting website. If you encounter any difficulties accessing the virtual Annual Meeting website during the check-in or Annual Meeting time, please call the technical support number that will be posted on the Annual Meeting login page.

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16.

HOW ARE PROXIES SOLICITED AND WHAT IS THE COST?

We have engaged Georgeson Inc. to assist with the solicitation of proxies for a customary fee of $8,000, plus expenses. We will bear all expenses incurred in connection with the solicitation of proxies. We will reimburse brokers, fiduciaries and custodians for their costs in forwarding proxy materials to the beneficial owners of record of common stock and/or exchangeable shares. Our directors, officers and employees also may solicit proxies by mail, telephone and personal contact, however they will not receive any additional compensation for these activities.

17.

WHAT IF I ONLY RECEIVED ONE COPY OF THE PROXY MATERIALS, EVEN THOUGH MULTIPLE STOCKHOLDERS RESIDE AT MY ADDRESS?

The SEC allows us to deliver a single Notice of Internet Availability of Proxy Materials and a single set of proxy materials to an address shared by two or more of our stockholders. This delivery method, referred to as “householding,” can result in significant cost savings for our Company and reduce the environmental impact of the Annual Meeting. As a result, stockholders who share the same address and hold some or all of their shares of common stock through a broker may receive only one copy of the Notice of Internet Availability of Proxy Materials, or upon request, the proxy materials, as the case may be, unless we have received contrary instructions from one or more of the stockholders at that address. Beneficial owners who desire to eliminate duplicate mailings, or request to receive multiple copies if a single copy is being received, should contact their Broker for more information. Stockholders of record of our common stock and the exchangeable shares should submit their request by contacting Broadridge, Householding Department, 51 Mercedes Way, Edgewood, NY 11717 or call them at 866-540-7095.

Upon written or oral request at the address or telephone number above, a separate copy of the proxy materials will be promptly delivered to any beneficial holder at a shared address to which a single copy of the proxy materials was delivered. However, please note that any stockholder who wishes to receive a paper or email copy of the proxy materials for purposes of voting at this year’s Annual Meeting should follow the instructions included in the Notice of Internet Availability that was sent to such stockholder.

18.

WHY HOLD A VIRTUAL ANNUAL MEETING?

As part of our effort to maintain a safe and healthy environment for our directors, members of management and stockholders who wish to attend the Annual Meeting, in light of the public health impact of the coronavirus outbreak (COVID-19), we believe that hosting a virtual meeting is in the best interest of the Company and its stockholders and enables increased stockholder attendance and participation because stockholders can participate from any location around the world. We intend to return to alternating annual meetings between our two principal executive offices in Montréal, Québec, and Golden, Colorado next year, assuming it is safe to do so.

Common Stock and Exchangeable Shares

19.

WHAT IS THE DIFFERENCE BETWEEN OUR CLASS A COMMON STOCK AND CLASS B COMMON STOCK?

Generally

Under the terms of our Restated Certificate of Incorporation, our Class A common stock and our Class B common stock are identical in all respects except for their voting rights and as otherwise provided in our Restated Certificate of Incorporation. The Class A common stock and Class B common stock are traded on the NYSE under the symbols TAP.A and TAP, respectively.

Voting Rights

The holders of the Class B common stock and the Special Class B voting stock (as instructed by the holders of the Class B exchangeable shares) (collectively, the Class B Holders) may vote with respect to the following: (i) any matter required by the Delaware General Corporation Law, as amended (DGCL); (ii) for the election of up to three Class B directors; and (iii) as provided in our Restated Certificate of Incorporation, including, with respect to our advisory say-on-pay vote and those items described below. In all other cases, the right to vote is vested exclusively with the holders of the Class A common stock and the Special Class A voting stock (as instructed by the holders of Class A exchangeable shares) (collectively, the Class A Holders).

Under our Restated Certificate of Incorporation, the Class A Holders and Class B Holders have the right to vote, as separate classes and not jointly, on:

any merger that requires stockholder approval under the DGCL;

any sale of all or substantially all of our assets, other than to a related party;

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any proposal to dissolve our Company or any proposal to revoke the dissolution of our Company; or

any amendment to the Restated Certificate of Incorporation that requires stockholder approval under our Restated Certificate of Incorporation or the DGCL and that would:

–

increase or decrease the aggregate number of the authorized shares of Class B common stock;

–

change the rights of any shares of Class B common stock;

–

change the shares of all or part of Class B common stock into a different number of shares of the same class;

–

increase the rights of any other class that is equal or superior to Class B common stock with respect to distribution or dissolution rights (a co-equal class);

–

create any new co-equal class of stock;

–

other than pursuant to our Restated Certificate of Incorporation, exchange or reclassify any shares of Class B common stock into shares of another class, or exchange, reclassify or create the right of exchange of any shares of another class into shares of Class B common stock; or

–

limit or deny existing preemptive rights of, or cancel or otherwise affect rights to distributions or dividends that have accumulated but have not yet been declared on, any shares of Class B common stock.

Director Elections

The Class A Holders, voting together as a single class, are entitled to elect 12 of our directors, although there is one vacancy, which our Board does not currently plan to fill; and

The Class B Holders, voting together as a single class, are entitled to elect three of our directors.

Annual Advisory Say-On-Pay Vote

In addition, the Class A Holders and Class B Holders, voting together as a single class, are entitled to vote to approve on a non-binding, advisory basis, the compensation of our NEOs.

Approval of Amendment and Restatement of the Molson Coors Beverage Company Incentive Compensation Plan

The Class A Holders, voting together as a single class, are entitled to vote to approve the amendment and restatement of the Molson Coors Beverage Company Incentive Compensation Plan. The Class B Holders are not entitled to vote on this matter.

Ratification of Independent Registered Public Accounting Firm

The Class A Holders, voting together as a single class, are entitled to vote to ratify the appointment of our independent registered public accounting firm. The Class B Holders are not entitled to vote on this matter.

20.

WHAT ARE THE CLASS A EXCHANGEABLE SHARES AND CLASS B EXCHANGEABLE SHARES? HOW DO THEY VOTE? HOW ARE THEY DIFFERENT FROM THE CLASS A COMMON STOCK AND CLASS B COMMON STOCK?

The Class A exchangeable shares and Class B exchangeable shares are publicly traded on the TSX under the symbols TPX.A and TPX.B, respectively, and were issued by Exchangeco in connection with the February 2005 merger of Molson Inc. with and into Adolph Coors Company. The Class A exchangeable shares and Class B exchangeable shares were issued to certain shareholders of Molson Inc. by Exchangeco in lieu of receiving our Class A common stock and/or our Class B common stock, respectively. These shares may, subject to certain terms and conditions, be exchanged for our shares of Class A common stock or our Class B common stock, respectively. Until exchanged, the exchangeable shares are intended to be provided substantially the same economic and voting rights as our Class A common stock and our Class B common stock into which they may be exchanged.

Generally, our Special Class A voting stock and our Special Class B voting stock vote together with the Class A common stock and Class B common stock, respectively, on all matters on which such class of our common stock is entitled to vote. Furthermore, the outstanding share of our Special Class A voting stock is entitled to one vote for each outstanding Class A exchangeable share, and the outstanding share of our Special Class B voting stock is entitled to one vote for each outstanding Class B exchangeable share, in each case, excluding shares held by our Company or our subsidiaries.

Through a voting trust arrangement, owners of record of exchangeable shares, other than our Company or our subsidiaries, as of the Record Date are entitled to vote at the annual meetings of holders of the corresponding classes of our common stock. Specifically, such owners of record may provide voting instructions in respect of their exchangeable shares to AST, as trustee and registered stockholder of the Special Class A voting stock and Special Class B voting stock. AST, as trustee, is entitled to cast the number of votes equal to the number of then-outstanding Class A exchangeable shares and/or Class B exchangeable shares, as the case may be, but

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will only cast the number of votes equal to the number of corresponding exchangeable shares as to which it has received voting instructions from the owners of those exchangeable shares on the Record Date, and will cast its votes in accordance with such instructions so received.

21.

I AM A HOLDER OF EXCHANGEABLE SHARES, WILL I RECEIVE ADDITIONAL MATERIALS?

No, you will not receive a notice of an annual meeting of the shareholders of Exchangeco, and you will not receive an information circular or proxy for an annual meeting of the shareholders of Exchangeco. The exchangeable shares are non-voting with respect to Exchangeco, except as required by the provisions attached to the exchangeable shares or by applicable law; however, the exchangeable shares (through our special voting stock) may generally vote together with our common stock into which such exchangeable shares may be exchanged. Therefore, this Proxy Statement and the proxy solicitation materials relate solely to our Company, and there will not be a separate annual meeting of Exchangeco.

The holders of exchangeable shares effectively have a participating interest in our Company rather than Exchangeco. It is, therefore, the information relating to the Company that is directly relevant to the voting rights of holders of exchangeable shares in connection with the matters to be transacted at the Annual Meeting. The value of the exchangeable shares is derived from dividend and dissolution entitlements as well as capital appreciation corresponding to our common stock into which such shares may be exchanged. Accordingly, the value of the exchangeable shares may be determined by reference to the consolidated financial performance and condition of our Company, and we believe the information regarding Exchangeco (other than as included in our public disclosure and consolidated financial statements) is not relevant to holders of exchangeable shares when exercising their voting rights on the matters to be transacted at the Annual Meeting.

Board Communications, Stockholder Proposals and Company Documents

22.

HOW DO I COMMUNICATE WITH THE BOARD?

Stockholders and other interested parties may communicate directly with our Chair, our Audit Chair, any individual director or the non-employee directors as a group by writing to those individuals or the group at the following address: Molson Coors Beverage Company, c/o Secretary, P.O. Box 4030, NH353, Golden, Colorado 80401. At the direction of our Board, all mail received may be opened and screened for security purposes. All mail, other than items deemed unsuitable by our Secretary, will be forwarded to the addressee as follows: mail addressed to a particular director will be forwarded or delivered to that director; mail addressed to “Outside Directors” or “Non-Employee Directors” will be forwarded or delivered to our chair of the Compensation & HR Committee; and mail addressed to the “Board” will be forwarded or delivered to our Chair.

23.

HOW DO I SUBMIT A PROPOSAL FOR ACTION AT THE 2022 ANNUAL MEETING OF STOCKHOLDERS?

To be eligible for inclusion in our Proxy Statement for the 2022 Annual Meeting of Stockholders proposals must meet the requirements of Rule 14a-8 of the Exchange Act and, must be received by us at one of our Principal Executive Offices by December 9, 2021, unless the date of the 2022 Annual Meeting of Stockholders is more than 30 days before or after May 26, 2022, in which case the proposal must be received within a reasonable time before we begin to print and send our proxy materials.

For proposals not intended to be included in the Proxy Statement or nominations of persons to stand for election to our Board, our Bylaws require that such stockholder must be entitled to vote at the Annual Meeting and must have given timely notice of the stockholder proposal or director nomination in writing to the Secretary of our Company, and such business must be a proper matter for action by holders of the class of stock held by such stockholder. Failure to deliver a proposal or director nomination in accordance with the procedures discussed below and in our Bylaws may result in the proposal or director nomination not being deemed timely received. To be timely, notice of a director nomination or any other business for consideration at the stockholders’ meeting must be received by our Secretary at one of our Principal Executive Offices, no less than 90 days nor more than 120 days prior to the first anniversary of the preceding year’s annual meeting. To be timely for the 2022 Annual Meeting of Stockholders, a stockholder’s notice shall have been delivered to our Secretary at one of our Principal Executive Offices no earlier than January 26, 2022, and no later than February 25, 2022, and must include the information required by Section 1.9.2 of our Bylaws.

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24.

WHERE CAN I GET COPIES OF YOUR CORPORATE GOVERNANCE DOCUMENTS?

Our current Corporate Governance Guidelines, Code of Business Conduct, Restated Certificate of Incorporation, Bylaws and written charters for the Audit, Governance, Compensation & HR and Finance Committees are posted on our website at www.molsoncoors.com. Stockholders may also request a free copy of these documents from: Molson Coors Beverage Company, c/o Secretary, P.O. Box 4030, NH353, Golden, Colorado 80401.

25.

WHERE CAN I GET A COPY OF THE COMPANY’S ANNUAL REPORT?

You can request to receive a copy of our Annual Report at no charge. Send your written requests to our Secretary at P.O. Box 4030, NH353, Golden, Colorado, 80401. The exhibits to the Annual Report are available upon the payment of charges associated with our cost of reproduction.

You can also obtain copies of the Annual Report and exhibits, as well as other filings we make with the SEC, on our website at www.molsoncoors.com, at www.proxyvote.com or on the SEC’s website at www.sec.gov.

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Other Business

As of the date of this Proxy Statement, our Company received no proposal, nomination for directors or other business submitted in accordance with its Bylaws for consideration at the Annual Meeting, other than that set forth in the Notice of Annual Meeting of Stockholders and as more specifically described in this Proxy Statement, and, therefore, it is not expected that any other business will be brought before the Annual Meeting. However, if any other business should properly come before the Annual Meeting, it is the intention of the persons named on the enclosed proxy card to vote the signed proxies received by them in accordance with their best judgment on such business and any matters dealing with the conduct of the Annual Meeting.

By order of our Board, Molson Coors Beverage Company

E. Lee Reichert
Chief Legal & Government Affairs Officer and Secretary

April 8, 2021

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APPENDIX A

Molson Coors Beverage Company
Incentive Compensation Plan

Article 1. Establishment, Purpose, and Duration	A-2
Article 2. Definitions	A-2
Article 3. Administration	A-5
Article 4. Shares Subject to the Plan and Maximum Awards	A-6
Article 5. Eligibility and Participation	A-7
Article 6. Stock Options	A-7
Article 7. Stock Appreciation Rights	A-8
Article 8. Restricted Stock and Restricted Stock Units	A-9
Article 9. Performance Units/Performance Shares	A-10
Article 10. Cash-Based Awards and Other Stock-Based Awards	A-11
Article 11. Performance Measures	A-11
Article 12. [Reserved]	A-12
Article 13. Nonemployee Director Awards	A-12
Article 14. Dividend Equivalents	A-12
Article 15. Beneficiary Designation	A-12
Article 16. Deferrals	A-12
Article 17. Rights of Participants	A-13
Article 18. Change in Control	A-13
Article 19. Amendment, Modification, Suspension, and Termination	A-13
Article 20. Withholding	A-14
Article 21. Successors	A-14
Article 22. General Provisions	A-14
Article 23. Compliance with Code Section 409A	A-16

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MOLSON COORS BEVERAGE COMPANY

INCENTIVE COMPENSATION PLAN

Article 1. Establishment, Purpose, and Duration

1.1

Establishment. Molson Coors Beverage Company, a Delaware corporation, (hereinafter referred to, together with its Affiliates and Subsidiaries (as hereinafter defined), as the “Company”, except where the context otherwise requires), establishes an incentive compensation plan to be known as the Incentive Compensation Plan (the “Plan”), as set forth in this document.

The Plan permits the grant of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, and Other Stock-Based Awards.

The Plan became effective upon February 9, 2005 (the “Effective Date”), and shall remain in effect as provided in Section 1.3 hereof. The Plan has been amended from time to time and is hereby amended and restated effective May 26, 2021 (the “Restatement Date”).

1.2

Purpose of the Plan. The purpose of the Plan is to provide a means whereby Employees, Directors, and Third-Party Service Providers of the Company develop a sense of proprietorship and personal involvement in the development and financial success of the Company, and to encourage them to devote their best efforts to the business of the Company, thereby advancing the interests of the Company and its stockholders. A further purpose of the Plan is to provide a means through which the Company may attract able individuals to become Employees or serve as Directors or Third-Party Service Providers of the Company and to provide a means whereby those individuals upon whom the responsibilities of the successful administration and management of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the welfare of the Company.

1.3

Duration of the Plan. Unless sooner terminated as provided herein, the Plan shall terminate ten (10) years from the Restatement Date. After the Plan is terminated, no Awards may be granted but Awards previously granted shall remain outstanding in accordance with their applicable terms and conditions and the Plan’s terms and conditions.

Article 2. Definitions

Whenever used in the Plan, the following terms shall have the meanings set forth below, and when the meaning is intended, the initial letter of the word shall be capitalized.

2.1

“Affiliate” means any corporation or other entity, including but not limited to partnerships and joint ventures, with respect to which the Company, directly or indirectly, owns as applicable (a) stock possessing more than twenty percent (20%) of the total combined voting power of all classes of stock entitled to vote, or more than twenty percent (20%) of the total value of all shares of all classes of stock of such corporation, or (b) an aggregate of more than twenty percent (20%) of the profits interest or capital interest of a non-corporate entity; provided that if an Award that is “deferred compensation” within the meaning of Section 409A of the Code, then with respect to any entity in which the Company owns less than a fifty percent (50%) interest, the Committee has determined prior to the granting of such Award that there are legitimate business criteria for treating such entity as an Affiliate for purposes of the Plan.

2.2

“Annual Award Limit” or “Annual Award Limits” have the meaning set forth in Section 4.3.

2.3

“Award” means, individually or collectively, a grant under the Plan of Cash-Based Awards, Nonqualified Stock Options, Incentive Stock Options, SARs, Restricted Stock, Restricted Stock Units, Performance Shares, Performance Units, or Other Stock-Based Awards, in each case subject to the terms of the Plan.

2.4

“Award Agreement” means either (a) a written agreement entered into by the Company and a Participant setting forth the terms and provisions applicable to an Award granted under the Plan, or (b) a written statement issued by the Company to a Participant describing the terms and provisions of such Award, including any amendment or modification thereof. The Committee may provide for the use of electronic, internet or other non-paper Award Agreements and the use of electronic, internet or other non-paper means for the acceptance thereof and actions thereunder by the Participant.

2.5

“Beneficial Owner” or “Beneficial Ownership” shall have the meaning ascribed to such term in Rule 13d-3 of the General Rules and Regulations under the Exchange Act.

2.6

“Board” or “Board of Directors” means the Board of Directors of the Company.

2.7

“Cash-Based Award” means an Award granted to a Participant as described in Article 10.

2.8

“Cause” unless otherwise defined in the instrument evidencing an Award or in a written employment, service or other agreement between the Participant and the Company or an Affiliate means the Participant’s:

(a)

Continued failure to substantially perform his duties with the Company;

(b)

Commission of a felony;

(c)

Engagement in illegal conduct, an act of dishonesty, or other conduct, that the Committee, in its sole discretion, determines to be injurious to the Company;

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(d)

Willful breach of a material provision of the Company’s ethical code of conduct as determined by the Committee; or

(e)

Material breach of fiduciary duties to the Company.

Notwithstanding the foregoing, if the Participant and the Company have entered into an employment or service agreement which defines “Cause” (or words of similar import), such definition and any procedures relating to the determination thereof set forth in such agreement shall govern the determination of whether “Cause” has occurred for purposes of the Plan.

2.9

“Change in Control” unless otherwise defined in the instrument evidencing an Award or in a written employment, service or other agreement between the Participant and the Company or an Affiliate means the occurrence of any of the following events after the Effective Date:

(a)

The acquisition or holding by any Person of Beneficial Ownership of combined voting power of the then outstanding voting securities of the Company entitled to vote generally in the election of a majority of the Board of Directors (the “Outstanding Company Voting Securities”) in excess of the Outstanding Company Voting Securities held by the Voting Trust; provided, that for purposes of this Section 2.9, any such acquisition or holding by any of the following entities shall not by itself constitute a Change in Control: (i) a Person who on the Effective Date is the Beneficial Owner of twenty percent (20%) or more of the Outstanding Company Voting Securities, (ii) the Company or any Subsidiary, or (iii) any employee benefit plan (or related trust) sponsored or maintained by the Company or any of its Subsidiaries;

(b)

Individuals who constitute the Board as of the Effective Date hereof (the “Incumbent Board”) cease for any reason to constitute at least a majority of the Board, provided that any individual becoming a Director subsequent to the Effective Date whose election, or nomination for election by the Company’s stockholders, was approved by the Nominating Committee and/or the subcommittees of such Nominating Committee in accordance with the Company’s Restated Certificate of Incorporation and By-laws shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office is in connection with an actual or threatened election contest relating to the election or removal of the Directors of the Company or other actual or threatened solicitation of proxies of consents by or on behalf of a Person other than the Board;

(c)

Consummation of a reorganization, merger, or consolidation to which the Company is a party or a sale or other disposition of all or substantially all of the assets of the Company (a “Business Combination”), in each case unless, following such Business Combination: (i) the Voting Trust continues to hold, directly or indirectly, more than fifty percent (50%) of the Outstanding Company Voting Securities of the Company or a corporation which as a result of such transaction owns the Company or all or substantially all of the Company’s assets either directly or through one or more direct or indirect subsidiaries (the Company or such other entity resulting from Business Combination, the “Successor Entity”); and (ii) at least a majority of the members of the board of directors of the Successor Entity were members of the Incumbent Board (including individuals deemed to be members of the Incumbent Board by reason of the proviso to paragraph (b) of this Section 2.9) at the time of the execution of the initial agreement or of the action of the Board providing for such Business Combination; or

(d)

A complete liquidation or dissolution of the Company.

2.10

“Code” means the U.S. Internal Revenue Code of 1986, as amended from time to time. For purposes of the Plan, references to sections of the Code shall be deemed to include references to any applicable regulations thereunder and any successor or similar provisions.

2.11

“Committee” means the Human Resources and Compensation Committee of the Board or a subcommittee thereof, or any other committee designated by the Board to administer the Plan. The members of the Committee shall be appointed from time to time by and shall serve at the discretion of the Board.

2.12

“Company” means, where the context requires, Molson Coors Beverage Company, a Delaware corporation, any successor thereto as provided in Article 21 herein. As set forth in Section 1.1, references herein to Company shall also include Affiliates as the context requires.

2.13

“Director” means any individual who is a member of the Board of Directors of the Company.

2.14

“Effective Date” has the meaning set forth in Section 1.1.

2.15

“Employee” means any employee of the Company, and/or its Affiliates.

2.16

“Exchange Act” means the Securities Exchange Act of 1934, as amended from time to time, or any successor act thereto.

2.17

“Fair Market Value” or “FMV” means a price that is based on the opening, closing, actual, high, low, or the arithmetic mean of selling prices of a Share reported on the New York Stock Exchange (“NYSE”), or if not the NYSE, on the established stock exchange which is the principal exchange upon which the Shares are traded on the applicable date, the preceding trading day, the next succeeding trading day, or an arithmetic mean of selling prices on all trading days over a specified averaging period weighted by volume of trading on each trading day in the period, that is within thirty (30) days before or thirty (30) days after the applicable date as determined by the Committee in its discretion; provided that, if an arithmetic mean of prices is used to set a grant price or an Option price, the commitment to grant such Award based on such arithmetic mean must be irrevocable before the beginning of the specified averaging period in accordance with Treasury Regulation 1.409A-1(b)(5)(iv)(A). Unless the Committee determines otherwise, if the Shares are traded over the counter at the time a determination of its Fair Market Value is

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required to be made hereunder, Fair Market Value shall be deemed to be equal to the arithmetic mean between the reported high and low or closing bid and asked prices of a Share on the applicable date, or if no such trades were made that day then the most recent date on which Shares were publicly traded. In the event Shares are not publicly traded at the time a determination of their value is required to be made hereunder, the determination of their Fair Market Value shall be made by the Committee in such manner as it deems appropriate provided such manner is consistent with Treasury Regulation 1.409A-1(b)(5)(iv)(B). Such definition(s) of FMV shall be specified in each Award Agreement and may differ depending on whether FMV is in reference to the grant, exercise, vesting, settlement, or payout of an Award; provided, however that in the absence of such determination, Fair Market Value means the arithmetic mean of the high and low sales prices for a Share as reported by the NYSE (or such other principal exchange) on the applicable date, or if no sales occurred that day, on the most recent date upon which sales did occur; and, provided further, that upon a broker-assisted exercise of an Option, the FMV shall be the price at which the Shares are sold by the broker.

2.18

“Full-Value Award” means an Award other than in the form of an ISO, NQSO, or SAR, and which is settled by the issuance of Shares.

2.19

“Freestanding SAR” means an SAR that is granted independently of any Options, as described in Article 7.

2.20

“Grant Price” means the price established at the time of grant of a SAR pursuant to Article 7, used to determine whether there is any payment due upon exercise of the SAR.

2.21

“Incentive Stock Option” or “ISO” means an Option to purchase Shares granted under Article 6 to an Employee and that is designated as an Incentive Stock Option and that is intended to meet the requirements of Code Section 422, or any successor provision.

2.22

“Insider” means an individual who is, on the relevant date, an officer, or Director of the Company, or a more than ten percent (10%) Beneficial Owner of any class of the Company’s equity securities that is registered pursuant to Section 12 of the Exchange Act, as determined by the Board in accordance with Section 16 of the Exchange Act.

2.23

“Nonemployee Director” means a Director who is not an Employee.

2.24

“Nonemployee Director Award” means any NQSO, SAR, or Full-Value Award granted, whether singly, in combination, or in tandem, to a Participant who is a Nonemployee Director pursuant to such applicable terms, conditions, and limitations as the Board or Committee may establish in accordance with the Plan.

2.25

“Nonqualified Stock Option” or “NQSO” means an Option that is not intended to meet the requirements of Code Section 422, or that otherwise does not meet such requirements.

2.26

“Option” means an Incentive Stock Option or a Nonqualified Stock Option, as described in Article 6.

2.27

“Option Price” means the price at which a Share may be purchased by a Participant pursuant to an Option.

2.28

“Other Stock-Based Award” means an equity-based or equity-related Award not otherwise described by the terms of the Plan, granted pursuant to Article 10.

2.29

“Participant” means any eligible individual as set forth in Article 5 to whom an Award is granted.

2.30

“Performance Measures” means measures as described in Article 11 on which performance goals are based.

2.31

“Performance Period” means the period of time during which the performance goals must be met in order to determine the degree of payout and/or vesting with respect to an Award.

2.32

“Performance Share” means an Award under Article 9 herein and subject to the terms of the Plan, denominated in Shares, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.33

“Performance Unit” means an Award under Article 9 herein and subject to the terms of the Plan, denominated in units, the value of which at the time it is payable is determined as a function of the extent to which corresponding performance criteria have been achieved.

2.34

“Period of Restriction” means the period when Restricted Stock or Restricted Stock Units are subject to a substantial risk of forfeiture (based on the passage of time, the achievement of performance goals, or upon the occurrence of other events as determined by the Committee, in its discretion), as provided in Article 8.

2.35

“Person” shall have the meaning ascribed to such term in Section 3(a)(9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof.

2.36

“Plan” means this Molson Coors Beverage Company Incentive Compensation Plan.

2.37

“Plan Year” means the Company’s fiscal year, unless the Committee has designated the calendar year, as the applicable Plan Year under a particular Award.

2.38

“Restricted Stock” means an Award granted to a Participant pursuant to Article 8.

2.39

“Restricted Stock Unit” means an Award granted to a Participant pursuant to Article 8, except no Shares are actually awarded to the Participant on the date of grant.

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2.40

“Service Vesting Awards” means an Award, the vesting of which is contingent solely on the continued service of the Participant as an Employee or a Director.

2.41

“Share” means a share of Class B common stock of the Company, $0.01 par value per share.

2.42

“Stock Appreciation Right” or “SAR” means an Award, designated as a SAR, pursuant to the terms of Article 7 herein.

2.43

“Subsidiary” means any corporation or other entity, whether domestic or foreign, in which the Company has or obtains, directly or indirectly, a proprietary interest of more than fifty percent (50%) by reason of stock ownership or otherwise.

2.44

“Tandem SAR” means an SAR that is granted in connection with a related Option pursuant to Article 7 herein, the exercise of which shall require forfeiture of the right to purchase a Share under the related Option (and when a Share is purchased under the Option, the Tandem SAR shall similarly be canceled).

2.45

“Third-Party Service Provider” means any consultant, agent, advisor, or independent contractor who renders services to the Company and/or its Affiliates that (a) are not in connection with the offer and sale of the Company’s securities in a capital raising transaction, and (b) do not directly or indirectly promote or maintain a market for the Company’s securities.

2.46

“Voting Trust” means the voting trust established under the Class A Common Stock Molson Coors Brewing Company Voting Trust Agreement.

Article 3. Administration

3.1

General. The Committee shall be responsible for administering the Plan, subject to this Article 3 and the other provisions of the Plan. The Committee may employ attorneys, consultants, accountants, agents, and other individuals, any of whom may be an Employee, and the Committee, the Company, and its officers and Directors shall be entitled to rely upon the advice, opinions, or valuations of any such individuals. All actions taken and all interpretations and determinations made by the Committee shall be final and binding upon the Participants, the Company, and all other interested individuals.

3.2

Authority of the Committee. The Committee shall have full and exclusive discretionary power to interpret the terms and the intent of the Plan and any Award Agreement or other agreement or document ancillary to or in connection with the Plan, to determine eligibility for Awards and to adopt such rules, regulations, forms, instruments, and guidelines for administering the Plan as the Committee may deem necessary or proper. Such authority shall include, but not be limited to, selecting Award recipients, establishing all Award terms and conditions, including the terms and conditions set forth in Award Agreements, granting Awards as an alternative to or as the form of payment for grants or rights earned or due under compensation plans or arrangements of the Company, and, subject to Article 19, adopting modifications and amendments to the Plan or any Award Agreement, including without limitation, any that are necessary to comply with the laws of the countries and other jurisdictions in which the Company and/or its Affiliates operate. The Committee shall not permit Awards to be transferred to unrelated third parties for value prior to their vesting or exercise, except as otherwise permitted prior to March 15, 2010.

3.3

Delegation. The Committee may delegate to one or more of its members or to one or more officers of the Company and/or its Affiliates or to one or more agents or advisors such administrative duties or powers as it may deem advisable, and the Committee or any individuals to whom it has delegated duties or powers as aforesaid may employ one or more individuals to render advice with respect to any responsibility the Committee or such individuals may have under the Plan. The Committee may, by resolution, authorize one or more officers of the Company to do one or both of the following on the same basis as can the Committee: (a) designate Employees to be recipients of Awards; and (b) determine the size of any such Awards; provided, however, (i) the Committee shall not delegate such responsibilities to any such officer for Awards granted to an Employee that is considered an Insider; (ii) the resolution providing such authorization sets forth the total number of Awards such officer(s) may grant; and (iii) the officer(s) shall report periodically to the Committee regarding the nature and scope of the Awards granted pursuant to the authority delegated.

3.4

Claims. A Participant who wishes to appeal any determination of the Committee concerning an Award granted pursuant to the Plan shall notify the Committee in a writing, which shall state the basis for the appeal. The appeal shall be filed with the Committee within 30 days after the date the Participant received the determination from the Committee. The written appeal may be filed by the Participant’s authorized representative. The Committee shall review the appeal and issue its decision within 90 days after it receives the Participant’s appeal. If the Committee needs additional time to review the appeal, it shall notify the Participant in writing and specify when it expects to render its decision. After completion of its review, the Committee shall notify the Participant of its decision in writing, which shall state the reasons for the Committee’s decision. If, after the completion of the procedure set forth in the preceding paragraph, the Participant wishes to further pursue the appeal, the appeal shall be submitted to, and determined through, binding arbitration in Milwaukee, Wisconsin in accordance with the arbitration procedures of the American Arbitration Association (“AAA”) existing at the time the arbitration is conducted, before a single arbitrator chosen in accordance with AAA procedures. The decision of the arbitrator shall be enforceable as a court judgment.

3.5

Repricing Prohibited. Notwithstanding any provision of the Plan to the contrary, and except for adjustments permitted by Section 4.4, the Committee shall not have the right, without shareowner approval, to (a) decrease the exercise price of an Option or SAR after it is granted; (b) cancel an Option or SAR at a time when its exercise price exceeds the Fair Market Value of the underlying Shares, in exchange for cash, another option, restricted stock, or other equity award; or (c) take any other action that is treated as a repricing under U.S. generally accepted accounting principles.

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Article 4. Shares Subject to the Plan and Maximum Awards

4.1

Number of Shares Available for Awards.

(a)

Subject to adjustment as provided in Section 4.4 herein, the maximum number of Shares available for issuance to Participants under the Plan (the “Share Authorization”) shall be 23,500,000 Shares, plus the number of Shares that remain available for issuance under the Adolph Coors Company Equity Incentive Plan as of the Effective Date (increased by any Shares subject to any then-outstanding award under such plan which upon the lapse, expiration or cancellation exercise or other settlement of such award are either not issued or are withheld by the Company and adjusted for the two-to-one stock split on October 3, 2007).

(b)

Subject to the limit set forth in Section 4.1(a) on the number of Shares that may be issued in the aggregate under the Plan, the maximum number of Shares that may be issued pursuant to ISOs shall be 23,500,000.

4.2

Share Usage. Shares covered by an Award shall only be counted as used to the extent Shares are actually delivered. Any Shares related to Awards which terminate by expiration, forfeiture, cancellation, or otherwise without the issuance of such Shares shall be available again for grant under the Plan. The following Shares shall not again be made available for issuance as Awards under the Plan: (a) Shares actually issued under the Plan in a Stock Option exercise even if repurchased by the Company; (b) Shares not issued or delivered as a result of the net settlement of an outstanding Stock Appreciation Right or Option, or (c) Shares used to pay the exercise price or withholding taxes related to an outstanding Award. The Shares available for delivery under the Plan may be authorized and unissued Shares or treasury Shares.

4.3

Annual Award Limits. Subject to adjustment as provided in Section 4.4 herein, the following limits (each an “Annual Award Limit” and, collectively, “Annual Award Limits”) shall apply to grants of such Awards under the Plan:

(a)

Options: The maximum aggregate number of Shares subject to Options granted in any one (1) Plan Year to any one (1) Participant shall be 500,000 Shares.

(b)

SARs: The maximum number of Shares subject to Stock Appreciation Rights granted in any one (1) Plan Year to any one (1) Participant shall be 500,000 Shares.

(c)

Restricted Stock or Restricted Stock Units: The maximum aggregate grant with respect to Awards of Restricted Stock or Restricted Stock Units in any one (1) Plan Year to any one (1) Participant shall be 250,000.

(d)

Performance Units or Performance Shares: The maximum aggregate Award of Performance Units or Performance Shares that any one (1) Participant may receive in any one (1) Plan Year shall be 250,000 Shares if such Award is payable in Shares, or equal to the value of 250,000 Shares if such Award is payable in cash or property other than Shares with such amount determined as of the earlier of the vesting date or the payout date.

(e)

Cash-Based Awards: The maximum aggregate amount awarded or credited with respect to Cash-Based Awards to any one (1) Participant with respect to any one (1) Plan Year may not exceed $10,000,000.

(f)

Other Stock-Based Awards: The maximum aggregate grant with respect to Other Stock-Based Awards pursuant to Section 10.2 in any one (1) Plan Year to any one (1) Participant shall be 250,000 Shares.

(g)

Awards to Nonemployee Directors: Notwithstanding any other provision of the Plan to the contrary, the aggregate value of cash compensation and the grant date fair value of Awards (computed as of the date of grant in accordance with applicable financial accounting rules) that may be granted or awarded to any one Nonemployee Director in any Plan Year (excluding Awards made pursuant to deferred compensation arrangements in lieu of all or a portion of cash retainers) solely with respect to service as a Nonemployee Director, shall not exceed $750,000. The Board may at any time provide any Nonemployee Director with a retainer or other fee in addition to the amount stated above, including for service on a specific purpose committee or for any other special service, in each case determined in the discretion of the Board.

4.4

Adjustments in Authorized Shares. In the event of any corporate event or transaction (including, but not limited to, a change in the Shares of the Company or the capitalization of the Company) after the Effective Date, such as a merger, consolidation, reorganization, recapitalization, separation, stock dividend, stock split, reverse stock split, split up, spin-off, or other distribution of stock or property of the Company, combination of Shares, exchange of Shares, dividend in kind, or other like change-in-capital structure or distribution (other than normal cash dividends) to stockholders of the Company, or any similar corporate event or transaction, the Committee, in its sole discretion, in order to prevent dilution or enlargement of Participant’s rights under the Plan, shall substitute or adjust, as applicable, the number and kind of Shares that may be issued under the Plan or under particular forms of Awards, the number and kind of Shares subject to outstanding Awards, the Option Price or Grant Price applicable to outstanding Awards, the Annual Award Limits, and other value determinations applicable to outstanding Awards.

The Committee, in its sole discretion, may also make appropriate adjustments in the terms of any Awards under the Plan to reflect or related to such changes or distributions and to modify any other terms of outstanding Awards, including modifications of performance goals and changes in the length of Performance Periods. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

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Subject to the provisions of Article 19, without affecting the number of Shares reserved or available hereunder, the Committee may authorize the issuance or assumption of benefits under the Plan in connection with any merger, consolidation, acquisition of property or stock, or reorganization upon such terms and conditions as it may deem appropriate, subject to compliance with the ISO rules under Section 422 of the Code, where applicable.

With respect to Options and SARs, any such substitutions or adjustments shall not be made if it would cause such Option or SAR to be treated as deferred compensation subject to taxes and penalties under Section 409A of the Code. In addition, with respect to Options, any such substitutions or adjustments under this Section 4.4 shall be based on the intrinsic value of such Option as determined by the Committee, in its discretion, as of the date of such substitution or adjustment. For the absence of doubt, the intrinsic value of “out-of-the-money” Options shall equal zero.

Article 5. Eligibility and Participation

5.1

Eligibility. Individuals eligible to participate in the Plan include all Employees, Directors, and Third-Party Service Providers.

5.2

Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all eligible individuals, those individuals to whom Awards shall be granted and shall determine, in its sole discretion, the nature of, any and all terms permissible by law, and the amount of each Award.

Article 6. Stock Options

6.1

Grant of Options. Subject to the terms and provisions of the Plan, Options may be granted to Participants in such number, and upon such terms, and at any time and from time to time as shall be determined by the Committee, in its sole discretion; provided, that ISOs may be granted only to eligible Employees of the Company or of any parent or subsidiary corporation (as permitted by Section 422 of the Code and the treasury regulations thereunder).

6.2

Award Agreement. Each Option grant shall be evidenced by an Award Agreement that shall specify the Option Price, the maximum duration of the Option, the number of Shares to which the Option pertains, the conditions upon which an Option shall become vested and exercisable, and such other provisions as the Committee shall determine which are not inconsistent with the terms of the Plan. The Award Agreement also shall specify whether the Option is intended to be an ISO or a NQSO, and in the absence of any such specification, the Option shall be an NQSO.

6.3

Option Price. The Option Price for each grant of an Option under the Plan shall be as determined by the Committee and shall be specified in the Award Agreement. The Option Price shall be: (a) based on one hundred percent (100%) of the FMV of the Shares on the date of grant, (b) set at a premium to the FMV of the Shares on the date of grant, or (c) indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion; provided, however, the Option Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares on the date of grant.

6.4

Duration of Options. Each Option granted to a Participant shall expire at such time as the Committee shall determine at the time of grant; provided, however, no Option shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for Options granted to Participants outside the United States, the Committee has the authority to grant Options that have a term greater than ten (10) years.

6.5

Exercise of Options. Options granted under this Article 6 shall be exercisable at such times and be subject to such restrictions and conditions as the Committee shall in each instance approve, which terms and restrictions need not be the same for each grant or for each Participant.

6.6

Payment. Options granted under this Article 6 shall be exercised by the delivery of a notice of exercise to the Company or an agent designated by the Company in a form specified or accepted by the Committee, or by complying with any alternative procedures which may be authorized by the Committee, setting forth the number of Shares with respect to which the Option is to be exercised, accompanied by full payment for the Shares.

A condition of the issuance of the Shares as to which an Option shall be exercised shall be the payment of the Option Price. The Option Price of any Option shall be payable to the Company in full either: (a) in cash or its equivalent; (b) by tendering (either by actual delivery or attestation) previously acquired Shares having an aggregate Fair Market Value at the time of exercise equal to the Option Price prior to their tender to satisfy the Option Price if acquired under the Plan or any other compensation plan mentioned by the Company, or have been purchased on the open market); (c) by a combination of (a) and (b); or (d) any other method approved or accepted by the Committee in its sole discretion, including, without limitation, if the Committee so determines, a cashless (broker-assisted) exercise.

Subject to any governing rules or regulations, as soon as practicable after receipt of written notification of exercise and full payment (including satisfaction of any applicable tax withholding), the Company shall deliver to the Participant evidence of book entry Shares, or upon the Participant’s request, Share certificates in an appropriate amount based upon the number of Shares purchased under the Option(s). Unless otherwise determined by the Committee, all payments under all of the methods indicated above shall be paid in United States dollars.

6.7

Restrictions on Share Transferability. The Committee may impose such restrictions on any Shares acquired pursuant to the exercise of an Option granted under this Article 6 as it may deem advisable, including, without limitation, minimum holding period requirements, restrictions under applicable federal securities laws, under the requirements of any stock exchange or

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market upon which such Shares are then listed and/or traded, or under any blue sky or state securities laws applicable to such Shares.

6.8

Termination of Employment. Each Participant’s Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the Option following termination of the Participant’s employment or provision of services to the Company and/or its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Options issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

6.9

Transferability of Options.

(a)

Incentive Stock Options. No ISO granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, all ISOs granted to a Participant under this Article 6 shall be exercisable during his lifetime only by such Participant.

(b)

Nonqualified Stock Options. Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, no NQSO granted under this Article 6 may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated for value other than by will or by the laws of descent and distribution; provided, that the Board or Committee may permit further transferability, on a general or a specific basis, and may impose conditions and limitations on any permitted transferability. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, or unless the Board or Committee decides to permit further transferability, all NQSOs granted to a Participant under this Article 6 shall be exercisable during his lifetime only by such Participant. With respect to those NQSOs, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment of the Option Price by the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

6.10

Notification of Disqualifying Disposition. If any Participant shall make any disposition of Shares issued pursuant to the exercise of an ISO under the circumstances described in Section 421(b) of the Code (relating to certain disqualifying dispositions), such Participant shall notify the Company of such disposition within ten (10) days thereof.

6.11

Substituting SARs. Only in the event the Company is not accounting for equity compensation under ASC 718, the Committee shall have the ability to substitute, without receiving Participant permission, SARs paid only in Shares (or SARs paid in Shares or cash at the Committee’s discretion) for outstanding Options; provided, the terms of the substituted SARs are the same as the terms for the Options and the aggregate difference between the Fair Market Value of the underlying Shares and the Grant Price of the SARs is equivalent to the aggregate difference between the Fair Market Value of the underlying Shares and the Option Price of the Options. If, in the opinion of the Company’s auditors, this provision creates adverse accounting consequences for the Company, it shall be considered null and void.

Article 7. Stock Appreciation Rights

7.1

Grant of SARs. Subject to the terms and conditions of the Plan, SARs may be granted to Participants at any time and from time to time as shall be determined by the Committee. The Committee may grant Freestanding SARs, Tandem SARs, or any combination of these forms of SARs.

Subject to the terms and conditions of the Plan, the Committee shall have complete discretion in determining the number of SARs granted to each Participant and, consistent with the provisions of the Plan, in determining the terms and conditions pertaining to such SARs.

The Grant Price for each grant of a Freestanding SAR shall be determined by the Committee and shall be specified in the Award Agreement. The Grant Price shall be: (a) based on one hundred percent (100%) of the FMV of the Shares on the date of grant, (b) set at a premium to the FMV of the Shares on the date of grant, or (c) indexed to the FMV of the Shares on the date of grant, with the index determined by the Committee, in its discretion; provided, however, the Grant Price on the date of grant must be at least equal to one hundred percent (100%) of the FMV of the Shares on the date of grant. The Grant Price of Tandem SARs shall be equal to the Option Price of the related Option.

7.2

SAR Agreement. Each SAR Award shall be evidenced by an Award Agreement that shall specify the Grant Price, the term of the SAR, and such other provisions as the Committee shall determine.

7.3

Term of SAR. The term of an SAR granted under the Plan shall be determined by the Committee, in its sole discretion, and except as determined otherwise by the Committee and specified in the SAR Award Agreement, no SAR shall be exercisable later than the tenth (10th) anniversary date of its grant. Notwithstanding the foregoing, for SARs granted to Participants outside the United States, the Committee has the authority to grant SARs that have a term greater than ten (10) years.

7.4

Exercise of Freestanding SARs. Freestanding SARs may be exercised upon whatever terms and conditions the Committee, in its sole discretion, imposes.

7.5

Exercise of Tandem SARs. Tandem SARs may be exercised for all or part of the Shares subject to the related Option upon the surrender of the right to exercise the equivalent portion of the related Option. A Tandem SAR may be exercised only with respect to the Shares for which its related Option is then exercisable.

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Notwithstanding any other provision of the Plan to the contrary, with respect to a Tandem SAR granted in connection with an ISO: (a) the Tandem SAR will expire no later than the expiration of the underlying ISO; (b) the value of the payout with respect to the Tandem SAR may be for no more than one hundred percent (100%) of the excess of the Fair Market Value of the Shares subject to the underlying ISO at the time the Tandem SAR is exercised over the Option Price of the underlying ISO; and (c) the Tandem SAR may be exercised only when the Fair Market Value of the Shares subject to the ISO exceeds the Option Price of the ISO.

7.6

Payment of SAR Amount. Upon the exercise of an SAR, a Participant shall be entitled to receive payment from the Company in an amount determined by multiplying:

(a)

The excess of the Fair Market Value of a Share on the date of exercise over the Grant Price; by

(b)

The number of Shares with respect to which the SAR is exercised.

At the discretion of the Committee, the payment upon SAR exercise may be in cash, Shares, or any combination thereof, or in any other manner approved by the Committee in its sole discretion. The Committee’s determination regarding the form of SAR payout shall be set forth in the Award Agreement pertaining to the grant of the SAR.

7.7

Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to exercise the SAR following termination of the Participant’s employment with or provision of services to the Company and/or its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with Participants, need not be uniform among all SARs issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

7.8

Nontransferability of SARs. Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, no SAR granted under the Plan may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated for value, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, all SARs granted to a Participant under the Plan shall be exercisable during his lifetime only by such Participant. With respect to those SARs, if any, that are permitted to be transferred to another individual, references in the Plan to exercise of the SAR by the Participant or payment of any amount to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

7.9

Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares received upon exercise of a SAR granted pursuant to the Plan as it may deem advisable or desirable. These restrictions may include, but shall not be limited to, a requirement that the Participant hold the Shares received upon exercise of a SAR for a specified period of time.

Article 8. Restricted Stock and Restricted Stock Units

8.1

Grant of Restricted Stock or Restricted Stock Units. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Shares of Restricted Stock and/or Restricted Stock Units to Participants in such amounts as the Committee shall determine. Restricted Stock Units shall be similar to Restricted Stock except that no Shares are actually awarded to the Participant on the date of grant.

8.2

Restricted Stock or Restricted Stock Unit Agreement. Each Restricted Stock and/or Restricted Stock Unit grant shall be evidenced by an Award Agreement that shall specify the Period(s) of Restriction, the number of Shares of Restricted Stock or the number of Restricted Stock Units granted, and such other provisions as the Committee shall determine.

8.3

Transferability. Except as provided in the Plan or an Award Agreement, the Shares of Restricted Stock and/or Restricted Stock Units granted herein may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated for value until the end of the applicable Period of Restriction established by the Committee and specified in the Award Agreement (and in the case of Restricted Stock Units until the date of delivery or other payment), or upon earlier satisfaction of any other conditions, as specified by the Committee, in its sole discretion, and set forth in the Award Agreement or otherwise at any time by the Committee. All rights with respect to the Restricted Stock and/or Restricted Stock Units granted to a Participant under the Plan shall be available during his lifetime only to such Participant, except as otherwise provided in an Award Agreement or at any time by the Committee.

8.4

Other Restrictions. The Committee shall impose such other conditions and/or restrictions on any Shares of Restricted Stock or Restricted Stock Units granted pursuant to the Plan as it may deem advisable including, without limitation, a requirement that Participants pay a stipulated purchase price for each Share of Restricted Stock or each Restricted Stock Unit, restrictions based upon the achievement of specific performance goals, time-based restrictions on vesting following the attainment of the performance goals, time-based restrictions, and/or restrictions under applicable laws or under the requirements of any stock exchange or market upon which such Shares are listed or traded, or holding requirements or sale restrictions placed on the Shares by the Company upon vesting of such Restricted Stock or Restricted Stock Units.

To the extent deemed appropriate by the Committee, the Company may retain the certificates representing Shares of Restricted Stock in the Company’s possession until such time as all conditions and/or restrictions applicable to such Shares have been satisfied or lapse.

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Except as otherwise provided in this Article 8, Shares of Restricted Stock covered by each Restricted Stock Award shall become freely transferable by the Participant after all conditions and restrictions applicable to such Shares have been satisfied or lapse (including satisfaction of any applicable tax withholding obligations), and except as expressly provided by the Committee in the Award Agreement, Restricted Stock Units shall be paid in Shares.

8.5

Certificate Legend. In addition to any legends placed on certificates pursuant to Section 8.4, each certificate representing Shares of Restricted Stock granted pursuant to the Plan may bear a legend such as the following or as otherwise determined by the Committee in its sole discretion:

The sale or transfer of Shares of stock represented by this certificate, whether voluntary, involuntary, or by operation of law, is subject to certain restrictions on transfer as set forth in the Molson Coors Beverage Company Incentive Compensation Plan, and in the associated Award Agreement. A copy of the Plan and such Award Agreement may be obtained from Molson Coors Beverage Company.

8.6

Voting Rights. Unless otherwise determined by the Committee and set forth in a Participant’s Award Agreement, to the extent permitted or required by law, as determined by the Committee, Participants holding Shares of Restricted Stock granted hereunder may be granted the right to exercise full voting rights with respect to those Shares during the Period of Restriction. A Participant shall have no voting rights with respect to any Restricted Stock Units granted hereunder.

8.7

Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Restricted Stock and/or Restricted Stock Units following termination of the Participant’s employment with or provision of services to the Company and/or its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Shares of Restricted Stock or Restricted Stock Units issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

8.8

Section 83(b) Election. The Committee may provide in an Award Agreement that the Award of Restricted Stock is conditioned upon the Participant making or refraining from making an election with respect to the Award under Section 83(b) of the Code. If a Participant makes an election pursuant to Section 83(b) of the Code concerning a Restricted Stock Award, the Participant shall be required to file promptly a copy of such election with the Company.

Article 9. Performance Units/Performance Shares

9.1

Grant of Performance Units/Performance Shares. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Performance Units and/or Performance Shares to Participants in such amounts and upon such terms as the Committee shall determine.

9.2

Value of Performance Units/Performance Shares. Each Performance Unit shall have an initial value that is established by the Committee at the time of grant. Each Performance Share shall have an initial value equal to the Fair Market Value of a Share on the date of grant. The Committee shall set performance goals in its discretion which, depending on the extent to which they are met, will determine the value and/or number of Performance Units/Performance Shares that will be paid out to the Participant.

9.3

Earning of Performance Units/Performance Shares. Subject to the terms of the Plan, after the applicable Performance Period has ended, the holder of Performance Units/Performance Shares shall be entitled to receive payout on the value and number of Performance Units/Performance Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance goals have been achieved.

9.4

Form and Timing of Payment of Performance Units/Performance Shares. Payment of earned Performance Units/Performance Shares shall be as determined by the Committee and as evidenced in the Award Agreement. Subject to the terms of the Plan, the Committee, in its sole discretion, may pay earned Performance Units/Performance Shares in the form of cash or in Shares (or in a combination thereof) equal to the value of the earned Performance Units/Performance Shares at the close of the applicable Performance Period, or as soon as practicable after the end of the Performance Period. Any Shares may be granted subject to any restrictions deemed appropriate by the Committee. The determination of the Committee with respect to the form of payout of such Awards shall be set forth in the Award Agreement pertaining to the grant of the Award.

9.5

Termination of Employment. Each Award Agreement shall set forth the extent to which the Participant shall have the right to retain Performance Units and/or Performance Shares following termination of the Participant’s employment with or provision of services to the Company and/or its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, shall be included in the Award Agreement entered into with each Participant, need not be uniform among all Awards of Performance Units or Performance Shares issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

9.6

Nontransferability. Except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, Performance Units/Performance Shares may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided in a Participant’s Award Agreement or otherwise determined at any time by the Committee, a Participant’s rights under the Plan shall be exercisable during his lifetime only by such Participant.

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Article 10. Cash-Based Awards and Other Stock-Based Awards

10.1

Grant of Cash-Based Awards. Subject to the terms and provisions of the Plan, the Committee, at any time and from time to time, may grant Cash-Based Awards to Participants in such amounts and upon such terms, including the achievement of specific performance goals, as the Committee may determine.

10.2

Other Stock-Based Awards. The Committee may grant other types of equity-based or equity-related Awards not otherwise described by the terms of the Plan (including the grant or offer for sale of unrestricted Shares) in such amounts and subject to such terms and conditions, as the Committee shall determine. Such Awards may involve the transfer of actual Shares to Participants, or payment in cash or otherwise of amounts based on the value of Shares and may include, without limitation, Awards designed to comply with or take advantage of the applicable local laws of jurisdictions other than the United States.

10.3

Value of Cash-Based and Other Stock-Based Awards. Each Cash-Based Award shall specify a payment amount or payment range as determined by the Committee. Each Other Stock-Based Award shall be expressed in terms of Shares or units based on Shares, as determined by the Committee. The Committee may establish performance goals in its discretion. If the Committee exercises its discretion to establish performance goals, the number and/or value of Cash-Based Awards or Other Stock-Based Awards that will be paid out to the Participant will depend on the extent to which the performance goals are met.

10.4

Payment of Cash-Based Awards and Other Stock-Based Awards. Payment, if any, with respect to a Cash-Based Award or an Other Stock-Based Award shall be made in accordance with the terms of the Award, in cash or Shares as the Committee determines.

10.5

Termination of Employment. The Committee shall determine the extent to which the Participant shall have the right to receive Cash-Based Awards or Other Stock-Based Awards following termination of the Participant’s employment with or provision of services to the Company and/or its Affiliates. Such provisions shall be determined in the sole discretion of the Committee, such provisions may be included in an Award Agreement entered into with each Participant, but need not be uniform among all Awards of Cash-Based Awards or Other Stock- Based Awards issued pursuant to the Plan, and may reflect distinctions based on the reasons for termination.

10.6

Nontransferability. Except as otherwise determined by the Committee, neither Cash-Based Awards nor Other Stock-Based Awards may be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated, other than by will or by the laws of descent and distribution. Further, except as otherwise provided by the Committee, a Participant’s rights under the Plan, if exercisable, shall be exercisable during his lifetime only by such Participant. With respect to those Cash-Based Awards or Other Stock-Based Awards, if any, that are permitted to be transferred to another individual, references in the Plan to exercise or payment of such Awards by or to the Participant shall be deemed to include, as determined by the Committee, the Participant’s permitted transferee.

Article 11. Performance Measures

The performance goals established by the Committee for the payment or vesting of an Award shall include but not be limited to the following Performance Measures:

(a)

Net earnings or net income (before or after taxes);

(b)

Earnings per share;

(c)

Net sales or revenue growth;

(d)

Net operating profit;

(e)

Return measures (including, but not limited to, return on assets, capital, invested capital, equity, revenue, or sales);

(f)

Cash flow (including, but not limited to, operating cash flow, free cash flow, and cash flow return on equity);

(g)

Earnings before or after taxes, interest, depreciation, and/or amortization;

(h)

Gross or operating margins;

(i)

Productivity ratios;

(j)

Share price (including, but not limited to, growth measures and total stockholder return);

(k)

Expense targets;

(l)

Margins;

(m)

Operating efficiency;

(n)

Market share;

(o)

Profit after capital charge;

(p)

Customer satisfaction; and

(q)

Balance sheet and statement of cash flow measures (including but not limited to, working capital amounts and levels of short and long-term debt).

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Any Performance Measure(s) may be used to measure the performance of the Company and/or its Affiliates as a whole or any business unit of the Company and/or its Affiliates or any combination thereof, for one performance period or averaged over time, as the Committee may deem appropriate, or any of the above Performance Measures as compared to the performance of a group of comparator companies, or published or special index that the Committee, in its sole discretion, deems appropriate, and, may, but need not be, based on a change or an increase or positive result. The Committee also has the authority to provide for accelerated vesting of any Award based on the achievement of performance goals pursuant to the Performance Measures specified in this Article 11 or such other factors as the Committee shall determine.

Evaluation of Performance. The Committee may provide in any such Award that any evaluation of performance may include or exclude any of the following items: (a) litigation or claim judgments or settlements, (b) the effect of changes in tax laws, accounting principles, or other laws or provisions affecting reported results, (c) foreign exchange gains and losses, (d) Special Items, and (e) Non-Core Items. The Committee may also provide in any such Award (i) that the Company’s effective income tax rate taken into account for purposes of a performance measure be based on a rolling average over more than one taxing period, or (ii) that foreign exchange gains and losses will be measured based on a predetermined foreign exchange rate established when the award is granted.

“Non-Core Items” means, among other items specified by the Committee, charges incurred or benefits realized that the Company does not believe to be indicative of its core operations, or the Company believes are significant to its current operating results warranting adjustment to U.S. GAAP results, but does not qualify for classification as a Special Item; specifically, such items are considered to be one of the following: (a) acquisition and integration related costs, (b) unrealized mark-to-market gains and losses, (c) gains and losses on sales of non-operating assets, (d) other non-core items, or (d) certain material discrete tax benefits, all of which must be identified as non-GAAP adjustments in the Management’s Discussion and Analysis section of the Company’s Annual Report on Form 10-K. “Special Items” means, among other items specified by the Committee, charges incurred or benefits realized that either the Company does not believe to be indicative of its core operations, or it believes are significant to its current operating results warranting separate classification; specifically, such items are considered to be one of the following: (a) infrequent or unusual items; (b) impairment or asset abandonment losses; (c) restructuring charges and other atypical employee-related costs; or (d) fees on termination of significant operating agreements and gains (losses) on disposal of investments, all of which must be identified in the audited financial statements, including footnotes, of the Company’s Annual Report on Form 10-K.

Article 12. [Reserved]

Article 13. Nonemployee Director Awards

All Awards to Nonemployee Directors shall be determined by the Board or Committee. The terms and conditions of any grant to any such Nonemployee Director shall be set forth in an Award Agreement.

Article 14. Dividend Equivalents

Any Participant selected by the Committee may be granted dividends or dividend equivalents based on the dividends declared on Shares that are subject to any Award (other than an Option or Stock Appreciation Right), to be credited as of dividend payment dates, during the period between the date the Award is earned or vested and the date the Award expires, as determined by the Committee. Such dividends or dividend equivalents shall be converted to cash or additional Shares by such formula and at such time and subject to such limitations as may be determined by the Committee. Notwithstanding the foregoing, dividends or dividend equivalents credited in connection with an Award shall be subject to restrictions and risk of forfeiture to the same extent as the Award with respect to which such dividend equivalents have been credited.

Article 15. Beneficiary Designation

Each Participant under the Plan may, from time to time, name any beneficiary or beneficiaries (who may be named contingently or successively) to whom any benefit under the Plan is to be paid in case of his death before he receives any or all of such benefit. Each such designation shall revoke all prior designations by the same Participant, shall be in a form prescribed by the Committee, and will be effective only when filed by the Participant in writing with the Company during the Participant’s lifetime. In the absence of any such designation, benefits remaining unpaid at the Participant’s death shall be paid to the Participant’s estate.

Article 16. Deferrals

The Committee may permit or require a Participant to defer such Participant’s receipt of the payment of cash or the delivery of Shares that would otherwise be due to such Participant by virtue of the exercise of an Option or SAR, the lapse or waiver of restrictions with respect to Restricted Stock or Restricted Stock Units, or the satisfaction of any requirements or performance goals with respect to Performance Shares, Performance Units, Other Stock-Based Awards, or Cash-Based Awards. If any such deferral election is required or permitted, the Committee shall, in its sole discretion, establish rules and procedures for such deferral consistent with the requirements of Article 23.

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Article 17. Rights of Participants

17.1

Employment. Nothing in the Plan or an Award Agreement shall interfere with or limit in any way the right of the Company and/or its Affiliates to terminate any Participant’s employment or service on the Board or to the Company at any time or for any reason not prohibited by law, nor confer upon any Participant any right to continue his employment or service as a Director or Third-Party Service Provider for any specified period of time.

Neither an Award nor any benefits arising under the Plan shall constitute an employment contract with the Company and/or its Affiliates and, accordingly, subject to Articles 3 and 19, the Plan and the benefits hereunder may be terminated at any time in the sole and exclusive discretion of the Committee without giving rise to any liability on the part of the Company and/or its Affiliates.

17.2

Participation. No individual shall have the right to be selected to receive an Award under the Plan, or, having been so selected, to be selected to receive a future Award.

17.3

Rights as a Stockholder. Except as otherwise provided herein, a Participant shall have none of the rights of a stockholder with respect to Shares covered by any Award until the Participant becomes the record holder of such Shares.

Article 18. Change in Control

18.1

Change in Control of the Company. Notwithstanding any other provision of the Plan to the contrary, the provisions of this Article 18 shall apply in the event of a Change in Control, unless the Committee shall determine otherwise in the instrument evidencing the Award or in a written employment, service or other agreement between the Participant and the Company.

Upon a Change in Control, all then-outstanding Options and Stock Appreciation Rights shall become fully vested and exercisable, and all other then-outstanding Awards that are Service Vesting Awards shall vest in full and be free of restrictions, except to the extent that another Award meeting the requirements of Section 18.2 (a “Replacement Award”) is provided to the Participant pursuant to Section 4.4 to replace such Award (the “Replaced Award”). The treatment of any other Awards shall be as determined by the Committee and reflected in the applicable Award Agreement.

18.2

Replacement Awards. An Award shall meet the conditions of this Section 18.2 (and hence qualify as a Replacement Award) if: (a) it has a value at least equal to the value of the Replaced Award; (b) it relates to publicly traded equity securities of the Company or its successor in the Change in Control or another entity that is affiliated with the Company or its successor following the Change in Control; and (c) its other terms and conditions are not less favorable to the Participant than the terms and conditions of the Replaced Award (including the provisions that would apply in the event of a subsequent Change in Control). Without limiting the generality of the foregoing, the Replacement Award may take the form of a continuation of the Replaced Award if the requirements of the preceding sentence are satisfied. The determination of whether the conditions of this Section 18.2 are satisfied shall be made by the Committee, as constituted immediately before the Change in Control, in its sole discretion.

18.3

Termination of Employment. Upon a termination of employment or termination of directorship of a Participant occurring in connection with or during the period of two (2) years after such Change in Control, other than for Cause, (a) all Replacement Awards held by the Participant shall become fully vested and (if applicable) exercisable and free of restrictions, and (b) all Options and Stock Appreciation Rights held by the Participant immediately before the termination of employment or termination of directorship that the Participant held as of the date of the Change in Control or that constitute Replacement Awards shall remain exercisable for not less than one (1) year following such termination or until the expiration of the stated term of such Option or SAR, whichever period is shorter; provided, that if the applicable Award Agreement provides for a longer period of exercisability, that provision shall control.

“Termination of employment”, “termination of service”, “termination of directorship”, or words of similar import, as used in the Plan mean, for purposes of any payments under the Plan that are payments of deferred compensation subject to Code Section 409A, the Participant’s “separation from service” as defined in Code Section 409A. For this purpose, a “separation from service” is deemed to occur on the date that the Company, and the Participant reasonably anticipate that the level of bona fide services the Participant would perform for the Company and/or any Affiliates after that date (whether as an employee, director or Third-Party Service Provider) would permanently decrease to a level that, based on the facts and circumstances, would constitute a separation from service; provided that a decrease to a level that is 50% or more of the average level of bona fide services provided over the prior 36 months shall not be a separation from service, and a decrease to a level that is 20% or less of the average level of such bona fide services shall be a separation from service. The Committee retains the right and discretion to specify, and may specify, whether a separation from service occurs for individuals providing services to the Company or an Affiliate immediately prior to an asset purchase transaction in which the Company or an Affiliate is the seller who provide services to a buyer after and in connection with such asset purchase transaction; provided, such specification is made in accordance with the requirements of Treasury Regulation Section 1.409A-1(h)(4).

Article 19. Amendment, Modification, Suspension, and Termination

19.1

Amendment, Modification, Suspension, and Termination. Subject to Section 19.3, the Committee may, at any time and from time to time, alter, amend, modify, suspend, or terminate the Plan and any Award Agreement in whole or in part; provided, however, that no amendment of the Plan shall be made without stockholder approval if stockholder approval is required by law,

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regulation, or stock exchange rule; including, but not limited to, the Exchange Act, the Code, and, if applicable, the NYSE Listed Company Manual/the Nasdaq issuer rules.

19.2

Adjustment of Awards Upon the Occurrence of Certain Unusual or Nonrecurring Events. The Committee may make adjustments in the terms and conditions of, and the criteria included in, Awards in recognition of unusual or nonrecurring events (including, without limitation, the events described in Section 4.4 hereof) affecting the Company or the financial statements of the Company or of changes in applicable laws, regulations, or accounting principles, whenever the Committee determines that such adjustments are appropriate in order to prevent unintended dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan. The determination of the Committee as to the foregoing adjustments, if any, shall be conclusive and binding on Participants under the Plan.

With respect to an Option or SAR, any such substitutions or adjustments shall not be made if it would cause such Option or SAR to be treated as deferred compensation subject to taxes and penalties under Section 409A of the Code.

19.3

Awards Previously Granted. Notwithstanding any other provision of the Plan to the contrary, no termination, amendment, suspension, or modification of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan, without the written consent of the Participant holding such Award.

Article 20. Withholding

20.1

Tax Withholding. The Company shall have the power and the right to deduct or withhold, or require a Participant to remit to the Company, the statutory amount to satisfy federal, state, and local taxes, domestic or foreign, required by law or regulation to be withheld with respect to any taxable event arising as a result of the Plan.

20.2

Share Withholding. With respect to withholding required upon the exercise of Options or SARs, upon the lapse of restrictions on Restricted Stock and Restricted Stock Units, or upon the achievement of performance goals related to Performance Shares, or any other taxable event arising as a result of an Award granted hereunder, Participants may elect, subject to the approval of the Committee, to satisfy the withholding requirement, in whole or in part, by having the Company withhold Shares having a Fair Market Value on the date the tax is to be determined equal to the minimum statutory total tax that could be imposed on the transaction or such other rate as may be approved by the Committee so long as such withholding does not result in adverse treatment for financial accounting purposes. All such elections shall be irrevocable, made in writing, and signed by the Participant, and shall be subject to any restrictions or limitations that the Committee, in its sole discretion, deems appropriate.

Article 21. Successors

All obligations of the Company under the Plan with respect to Awards granted hereunder shall be binding on any successor to the Company, whether the existence of such successor is the result of a direct or indirect purchase, merger, consolidation, or otherwise, of all or substantially all of the business and/or assets of the Company.

Article 22. General Provisions

22.1

Forfeiture Events

(a)

The Committee may specify in an Award Agreement that the Participant’s rights, payments, and benefits with respect to an Award shall be subject to reduction, cancellation, forfeiture, or recoupment upon the occurrence of certain specified events, in addition to any otherwise applicable vesting or performance conditions of an Award. Such events may include, but shall not be limited to, termination of employment for Cause, termination of the Participant’s provision of services to the Company and/or its Affiliates, violation of material Company and/or Affiliate policies, breach of noncompetition, confidentiality, or other restrictive covenants that may apply to the Participant, or other conduct by the Participant that is detrimental to the business or reputation of the Company and/or its Affiliates.

(b)

If the Company is required to prepare an accounting restatement due to the material noncompliance of the Company, as a result of misconduct, with any financial reporting requirement under the securities laws, if the Participant knowingly or grossly negligently engaged in the misconduct, or knowingly or grossly negligently failed to prevent the misconduct, or if the Participant is one of the individuals subject to automatic forfeiture under Section 304 of the Sarbanes-Oxley Act of 2002 (and not otherwise exempted), the Participant shall reimburse the Company the amount of any payment in settlement of an Award earned or accrued during the twelve- (12-) month period following the first public issuance or filing with the United States Securities and Exchange Commission (whichever just occurred) of the financial document embodying such financial reporting requirement.

(c)

All Awards (including Awards that have vested in accordance with the applicable Award Agreement) shall be subject to the Company’s recoupment policy for incentive compensation as approved by the Committee, including any subsequent amendment thereto and any such other policy for “claw-back” of incentive or other compensation as may be approved from time to time by the Board or the Committee, including without limitation, any amendments or other policies which the Company may be required to adopt under the Dodd-Frank Wall Street Reform and Consumer Protection Act and implementing rules and regulations thereunder, or as otherwise required by law.

22.2

Legend. The certificates for Shares may include any legend which the Committee deems appropriate to reflect any restrictions on transfer of such Shares.

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22.3

Gender and Number. Except where otherwise indicated by the context, any masculine term used herein also shall include the feminine, the plural shall include the singular, and the singular shall include the plural.

22.4

Severability. In the event any provision of the Plan shall be held illegal or invalid for any reason, the illegality or invalidity shall not affect the remaining parts of the Plan, and the Plan shall be construed and enforced as if the illegal or invalid provision had not been included.

22.5

Requirements of Law. The granting of Awards and the issuance of Shares under the Plan shall be subject to all applicable laws, rules, and regulations, and to such approvals by any governmental agencies or national securities exchanges as may be required.

22.6

Delivery of Title. The Company shall have no obligation to issue or deliver evidence of title for Shares issued under the Plan prior to:

(a)

Obtaining any approvals from governmental agencies that the Company determines are necessary or advisable; and

(b)

Completion of any registration or other qualification of the Shares under any applicable national or foreign law or ruling of any governmental body that the Company determines to be necessary or advisable.

22.7

Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary to the lawful issuance and sale of any Shares hereunder, shall relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained.

22.8

Investment Representations. The Committee may require any individual receiving Shares pursuant to an Award under the Plan to represent and warrant in writing that the individual is acquiring the Shares for investment and without any present intention to sell or distribute such Shares.

22.9

Employees Based Outside of the United States. Notwithstanding any provision of the Plan to the contrary, in order to comply with the laws in other countries in which the Company and/or its Affiliates operate or have Employees, Directors, or Third-Party Service Providers, the Committee, in its sole discretion, shall have the power and authority to:

(a)

Determine which Affiliates shall be covered by the Plan;

(b)

Determine which Employees and/or Directors, or Third-Party Service Providers outside the United States are eligible to participate in the Plan;

(c)

Modify the terms and conditions of any Award granted to Employees and/or Directors or Third-Party Service Providers outside the United States to comply with applicable foreign laws;

(d)

Establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable. Any subplans and modifications to Plan terms and procedures established under this Section 22.9 by the Committee shall be attached to the Plan document as appendices; and

(e)

Take any action, before or after an Award is made, that it deems advisable to obtain approval or comply with any necessary local government regulatory exemptions or approvals.

Notwithstanding the above, the Committee may not take any actions hereunder, and no Awards shall be granted, that would violate applicable law.

22.10

Uncertificated Shares. To the extent that the Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a noncertificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange.

22.11

Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments that the Company and/or its Affiliates may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative, or any other individual. To the extent that any individual acquires a right to receive payments from the Company and/or its Affiliates under the Plan, such right shall be no greater than the right of an unsecured general creditor of the Company and/or its Affiliates. All payments to be made hereunder shall be paid from the general funds of the Company and/or its Affiliates, and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan.

22.12

No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, Awards, or other property shall be issued or paid in lieu of fractional Shares or whether such fractional Shares or any rights thereto shall be forfeited or otherwise eliminated.

22.13

Retirement and Welfare Plans. Neither Awards made under the Plan nor Shares or cash paid pursuant to such Awards, may be included as “compensation” for purposes of computing the benefits payable to any Participant under the Company’s, and/or its Affiliates’ retirement plans (both qualified and nonqualified) or welfare benefit plans unless such other plan expressly provides that such compensation shall be taken into account in computing a Participant’s benefit.

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22.14

Nonexclusivity of the Plan. The adoption of the Plan shall not be construed as creating any limitations on the power of the Board or Committee to adopt such other compensation arrangements as it may deem desirable for any Participant.

22.15

No Constraint on Corporate Action. Nothing in the Plan shall be construed to: (a) limit, impair, or otherwise affect the Company’s or its Affiliates’ right or power to make adjustments, reclassifications, reorganizations, or changes of its capital or business structure, or to merge or consolidate, or dissolve, liquidate, sell, or transfer all or any part of its business or assets; or, (b) limit the right or power of the Company and/or its Affiliates to take any action which such entity deems to be necessary or appropriate.

22.16

Governing Law. The Plan and each Award Agreement shall be governed by the laws of the State of Delaware, excluding any conflicts or choice of law rule or principle that might otherwise refer construction or interpretation of the Plan to the substantive law of another jurisdiction. Unless otherwise provided in the Award Agreement, recipients of an Award under the Plan are deemed to submit to the exclusive jurisdiction and venue of the federal or state courts of Wisconsin, to resolve any and all issues that may arise out of or relate to the Plan or any related Award Agreement.

22.17

Indemnification. Subject to requirements of Delaware law, each individual who is or shall have been a member of the Board, or a committee appointed by the Board, or an officer of the Company to whom authority was delegated in accordance with Article 3, shall be indemnified and held harmless by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him in connection with or resulting from any claim, action, suit, or proceeding to which he may be a party or in which he may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him in settlement thereof, with the Company’s approval, or paid by him in satisfaction of any judgment in any such action, suit, or proceeding against him, provided he shall give the Company an opportunity, at its own expense, to handle and defend the same before he undertakes to handle and defend it on his own behalf, unless such loss, cost, liability, or expense is a result of his own willful misconduct or except as expressly provided by Delaware law.

The foregoing right of indemnification shall not be exclusive of any other rights of indemnification to which such individuals may be entitled under the Company’s Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them or hold them harmless.

Article 23. Compliance with Code Section 409A

23.1

Awards Subject to Section 409A. The provisions of this Article 23 shall apply to any Award or portion thereof that is or becomes deferred compensation subject to Code Section 409A (a “409A Award”), notwithstanding any provision to the contrary contained in the Plan or the Award Agreement applicable to such Award. The Plan and Awards granted under the Plan are intended to be exempt from or comply with the requirements of Code Section 409A and the Plan and Awards shall be interpreted accordingly. The preceding provision, however, shall not be construed as a guarantee by the Company of any particular tax effect to any Participant under the Plan. The Company shall not be liable to any Participant for any Award that is determined to result in an additional tax, penalty, or interest under Code Section 409A, nor for reporting in good faith any payment made under the Plan as an amount includible in gross income under Code Section 409A. Nothing in the Plan or any Award shall require the Company to provide any Participant with any gross-up for any tax, interest or penalty incurred by the Participant under Code Section 409A.

23.2

Deferral and/or Distribution Elections. Except as otherwise permitted or required by Code Section 409A, the following rules shall apply to any deferral and/or elections as to the form of distribution (each, an “Election”) that may be permitted or required by the Committee pursuant to a 409A Award:

(a)

Any Election must be in writing and specify the amount being deferred, and the time and form of distribution as permitted by the Plan.

(b)

Any Election shall become irrevocable as of the deadline specified by the Committee, which shall not be later than December 31 of the year preceding the year in which services relating to the Award commence; provided, however, that if the Award qualifies as “performance-based compensation” for purposes of Code Section 409A and is based on services performed over a period of at least twelve (12) months, then the deadline may be no later than six (6) months prior to the end of such performance period.

(c)

Unless otherwise provided by the Committee, an Election shall continue in effect until a written election to revoke or change such Election is received by the Committee, prior to the last day for making an Election for the subsequent year.

23.3

Subsequent Elections. Except as otherwise permitted or required by Code Section 409A, any 409A Award which permits a subsequent Election to further defer the distribution or change the form of distribution shall comply with the following requirements:

(a)

No subsequent Election may take effect until at least twelve (12) months after the date on which the subsequent Election is made;

(b)

Each subsequent Election related to a distribution upon separation from service, a specified time, or a change in control as defined in Section 23.4(e) must result in a delay of the distribution for a period of not less than five (5) years from the date such distribution would otherwise have been made; and

(c)

No subsequent Election related to a distribution to be made at a specified time or pursuant to a fixed schedule shall be made less than twelve (12) months prior to the date the first scheduled payment would otherwise be made.

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23.4

Distributions Pursuant to Deferral Elections. Except as otherwise permitted or required by Code Section 409A, no distribution in settlement of a 409A Award may commence earlier than:

(a)

Separation from service (as defined in Section 18.3 of the Plan);

(b)

The date the Participant becomes Disabled (as defined below);

(c)

The Participant’s death;

(d)

A specified time (or pursuant to a fixed schedule) that is either (i) specified by the Committee upon the grant of the Award and set forth in the Award Agreement or (ii) specified by the Participant in an Election complying with the requirements of Section 23.2 and/or 23.3, as applicable; or

(e)

A change in control within the meaning of Treasury Regulation Section 1.409A-3(i)(5). For avoidance of doubt, this is not the same as the term defined in Section 2.9.

23.5

Six Month Delay. Notwithstanding anything herein to the contrary, to the extent that distribution of a 409A Award is triggered by a Participant’s separation from service, if the Participant is then a “specified employee” (as defined in Code Section 409A), no distribution may be made before the date which is six (6) months after such Participant’s separation from service, or, if earlier, the date of the Participant’s death.

23.6

Disabled. If a 409A Award provides for distribution upon the Participant’s becoming Disabled, “disabled” shall mean:

(a)

the Participant is unable to engage in any substantial gainful activity by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, or

(b)

the Participant is, by reason of any medically determinable physical or mental impairment which can be expected to result in death or can be expected to last for a continuous period of not less than twelve (12) months, receiving income replacement benefits for a period of not less than three (3) months under an accident and health plan covering employees of the Participant’s employer.

Unless the Award Agreement otherwise provides, all distributions payable by reason of a Participant becoming disabled shall be distributed as provided in the Participant’s Election. If the Participant has made no Election with respect to distributions upon becoming Disabled, all such distributions shall be paid in a lump sum within 90 days following the date the Participant becomes Disabled.

23.7

Death. Unless the Award Agreement otherwise provides, if a Participant dies before complete distribution of amounts payable upon settlement of a 409A Award, such undistributed amounts, to the extent vested, shall be distributed as provided in the Participants Election. If the Participant has made no Election with respect to distributions upon death, all such distributions shall be paid in a lump sum within 90 days following the date of the Participant’s death.

23.8

No Acceleration of Distributions. The Plan does not permit the acceleration of the time or schedule of any distribution under a 409A Award, except as provided by Code Section 409A and/or the Secretary of the U.S. Treasury.

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MOLSON COORS beverage company

VOTE BY INTERNET
Before The Meeting - Go to ***www.proxyvote.com***

Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to ***www.virtualshareholdermeeting.com/TAP2021***

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Beverage Company, c/o Broadridge Financial Solutions, Inc. ("Broadridge"), 51 Mercedes Way, Edgewood, NY 11717, to be received by the cut-off date (on the reverse side of the proxy card).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D40978-Z79511 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MOLSON COORS BEVERAGE COMPANY

The Board of Directors recommends a vote "FOR" each of the director nominees listed and "FOR" Proposals 2, 3 and 4.

	For All	Withhold All	For All Except
VOTE ON DIRECTORS:	☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

1. Election of Directors

Nominees:

01) Julia M. Brown
02) David S. Coors
03) Peter H. Coors
04) Mary Lynn Ferguson-McHugh
05) Gavin D. K. Hattersley
06) Andrew T. Molson
07) Geoffrey E. Molson
08) Nessa O'Sullivan
09) Douglas D. Tough
10) Louis Vachon
11) James "Sandy" A. Winnefeld, Jr.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Back to Contents

MOLSON COORS BEVERAGE COMPANY

PROXY/VOTING INSTRUCTIONS FOR

Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.

For the Annual Meeting of Stockholders of

Molson Coors Beverage Company

to be held on May 26, 2021

Via the Internet at *www.virtualshareholdermeeting.com/TAP2021*

Cut-off Date For Holders of Class A Common Stock of Molson Coors Beverage Company

If you are not attending the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 26, 2021 and are not voting online at the meeting, your voting instructions must be received by Broadridge no later than 11:59 P.M. ET on May 25, 2021.

Cut-off Date For Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.

Voting instructions from holders of Class A Exchangeable Shares of Molson Coors Canada Inc. must be received by Broadridge (as agent for AST Trust Company, as Trustee) no later than 5:00 P.M. ET on May 21, 2021 for mailed in ballots and by 8:00 A.M. ET on May 24, 2021 if voting by telephone or Internet.

D40979-Z79511

MOLSON COORS BEVERAGE COMPANY

This proxy is solicited on behalf of the Board of Directors

Holders of Class A Common Stock of Molson Coors Beverage Company: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby appoints Gavin D. K. Hattersley and E. Lee Reichert, or each of them, with full power of substitution, as proxy or proxies to represent the individual at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 26, 2021, or any adjournment or postponement thereof and to vote thereat, as designated on the proxy/voting instruction card or as voted via telephone or the Internet, all the shares of Class A Common Stock of Molson Coors Beverage Company, held of record by the undersigned at the close of business on April 1, 2021, with all the power that the individual would possess if personally present, in accordance with the individual's voting instructions.

Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs AST Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 26, 2021, all the voting rights related to the Class A exchangeable shares of Molson Coors Canada Inc. held of record by the individual at the close of business on April 1, 2021, in accordance with the individual's voting instructions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSALS 2, 3 AND 4, AS LISTED ON THE PROXY/VOTING INSTRUCTION CARD AND/OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.

Back to Contents

VOTE BY INTERNET
Before The Meeting - Go to ***www.proxyvote.com***

Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to ***www.virtualshareholdermeeting.com/TAP2021***

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Beverage Company, c/o Broadridge Financial Solutions, Inc. ("Broadridge"), 51 Mercedes Way, Edgewood, NY 11717, to be received by the cut-off date (on the reverse side of the proxy card).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D40980-Z79511 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MOLSON COORS BEVERAGE COMPANY

The Board of Directors recommends a vote "FOR" each of the director nominees listed and "FOR" Proposal 2.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

VOTE ON DIRECTORS:

1. Election of Directors

Nominees:

01) Roger G. Eaton
02) Charles M. Herington
03) H. Sanford Riley

VOTE ON PROPOSAL:

	For	Against	Abstain
2. To approve, on an advisory basis, the compensation of our named executive officers.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Back to Contents

MOLSON COORS BEVERAGE COMPANY

PROXY/VOTING INSTRUCTIONS FOR

Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.

Or Participants in the MillerCoors LLC Salaried Non-Union Employees' Retirement and Savings Plan

For the Annual Meeting of Stockholders of

Molson Coors Beverage Company

to be held on May 26, 2021

Via the Internet at *www.virtualshareholdermeeting.com/TAP2021*

Cut-off Date For Holders of Class B Common Stock of Molson Coors Beverage Company

If you are not attending the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 26, 2021 and are not voting online at the meeting, your voting instructions must be received by Broadridge no later than 11:59 P.M. ET on May 25, 2021.

Cut-off Date For Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.

Voting instructions from holders of Class B Exchangeable Shares of Molson Coors Canada Inc. must be received by Broadridge (as agent for AST Trust Company, as Trustee) no later than 5:00 P.M. ET on May 21, 2021 for mailed in ballots and by 8:00 A.M. ET on May 24, 2021 if voting by telephone or Internet.

Cut-off Date For Participants in the MillerCoors LLC Salaried Non-Union Employees' Retirement and Savings Plan

Voting instructions from participants in the MillerCoors LLC Salaried Non-Union Employees' Retirement and Savings Plan must be received by Broadridge (as agent for Fidelity Management Trust Company, as Trustee) no later than 5:00 P.M. ET on May 21, 2021 for mailed in ballots and if voting by telephone or Internet.

D40981-Z79511

MOLSON COORS BEVERAGE COMPANY

This proxy is solicited on behalf of the Board of Directors

Holders of Class B Common Stock of Molson Coors Beverage Company: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby appoints Gavin D. K. Hattersley and E. Lee Reichert, or each of them, with full power of substitution, as a proxy or proxies to represent the individual at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 26, 2021, or any adjournment or postponement thereof and to vote thereat, as designated on the proxy/voting instruction card or as voted via telephone or the Internet, all the shares of Class B Common Stock of Molson Coors Beverage Company, held of record by the undersigned at the close of business on April 1, 2021, with all the power that the individual would possess if personally present, in accordance with the individual's voting instructions.

Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs AST Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 26, 2021, all the voting rights related to the Class B exchangeable shares of Molson Coors Canada Inc. held of record by the individual at the close of business on April 1, 2021, in accordance with the individual's voting instructions.

Participants in the MillerCoors LLC Salaried Non-Union Employees' Retirement and Savings Plan: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs Fidelity Management Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 26, 2021, all the voting rights related to the shares of Molson Coors Beverage Company attributed to the individuals at the close of business on April 1, 2021, in accordance with the individual's voting instructions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSAL 2 AS LISTED ON THE PROXY/VOTING INSTRUCTION CARD OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.

Back to Contents

MOLSON COORS beverage company

VOTE BY INTERNET
Before The Meeting - Go to ***www.proxyvote.com***

Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to ***www.virtualshareholdermeeting.com/TPX2021***

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Beverage Company c/o Broadridge Financial Solutions, Inc. ("Broadridge"), 51 Mercedes Way, Edgewood, NY 11717, to be received by the cut-off date (on the reverse side of this proxy card).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D40865-P52738 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MOLSON COORS BEVERAGE COMPANY

The Board of Directors recommends a vote "FOR" each of the director nominees listed and "FOR" Proposals 2, 3 and 4.

VOTE ON DIRECTORS:

1. Election of Directors

Nominees:

01) Julia M. Brown
02) David S. Coors
03) Peter H. Coors
04) Mary Lynn Ferguson-McHugh
05) Gavin D. K. Hattersley
06) Andrew T. Molson
07) Geoffrey E. Molson
08) Nessa O'Sullivan
09) Douglas D. Tough
10) Louis Vachon
11) James "Sandy" A. Winnefeld, Jr.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

VOTE ON PROPOSALS:

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Back to Contents

MOLSON COORS BEVERAGE COMPANY

PROXY/VOTING INSTRUCTIONS FOR

Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.

For the Annual Meeting of Stockholders of

Molson Coors Beverage Company

to be held on May 26, 2021

Via the Internet at *www.virtualshareholdermeeting.com/TPX2021*

Cut-off Date For Holders of Class A Common Stock of Molson Coors Beverage Company

If you are not attending the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 26, 2021 and are not voting online at the meeting, your voting instructions must be received by Broadridge no later than 11:59 P.M. ET on May 25, 2021.

Cut-off Date For Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.

Voting instructions from holders of Class A Exchangeable Shares of Molson Coors Canada Inc. must be received by Broadridge (as agent for AST Trust Company, as Trustee) no later than 5:00 P.M. ET on May 21, 2021 for mailed in ballots and by 8:00 A.M. ET on May 24, 2021 if voting by telephone or Internet.

D40866-P52738

MOLSON COORS BEVERAGE COMPANY

This proxy is solicited on behalf of the Board of Directors

Holders of Class A Common Stock of Molson Coors Beverage Company: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby appoints Gavin D. K. Hattersley and E. Lee Reichert, or each of them, with full power of substitution, as proxy or proxies to represent the individual at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 26, 2021, or any adjournment or postponement thereof and to vote thereat, as designated on the proxy/voting instruction card or as voted via telephone or the Internet, all the shares of Class A Common Stock of Molson Coors Beverage Company held of record by the undersigned at the close of business on April 1, 2021, with all the power that the individual would possess if personally present, in accordance with the individual's voting instructions.

Holders of Class A Exchangeable Shares of Molson Coors Canada Inc.: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs AST Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 26, 2021, all the voting rights related to the Class A exchangeable shares of Molson Coors Canada Inc. held of record by the individual at the close of business on April 1, 2021, in accordance with the individual's voting instructions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSALS 2, 3 AND 4, AS LISTED ON THE PROXY/VOTING INSTRUCTION CARD AND/OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.

Back to Contents

MOLSON COORS beverage company

VOTE BY INTERNET
Before The Meeting - Go to ***www.proxyvote.com***

Use the Internet to transmit your voting instructions and for electronic delivery of information up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to ***www.virtualshareholdermeeting.com/TPX2021***

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until the cut-off date (on the reverse side of this proxy card). Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Molson Coors Beverage Company c/o Broadridge Financial Solutions, Inc. ("Broadridge"), 51 Mercedes Way, Edgewood, NY 11717, to be received by the cut-off date (on the reverse side of this proxy card).

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

D40867-P52738 KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY/VOTING INSTRUCTION CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY

MOLSON COORS BEVERAGE COMPANY

The Board of Directors recommends a vote "FOR" each of the director nominees listed and "FOR" Proposal 2.

For All	Withhold All	For All Except
☐	☐	☐

To withhold authority to vote for any individual nominee(s), mark "For All Except" and write the number(s) of the nominee(s) on the line below.

____

VOTE ON DIRECTORS:

1. Election of Directors

Nominees:

01) Roger G. Eaton
02) Charles M. Herington
03) H. Sanford Riley

VOTE ON PROPOSAL:

	For	Against	Abstain
2. To approve, on an advisory basis, the compensation of Molson Coors Beverage Company's named executive officers.	☐	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Back to Contents

MOLSON COORS BEVERAGE COMPANY

PROXY/VOTING INSTRUCTIONS FOR

Holders of Class B Common Stock of Molson Beverage Company

Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.

Or Participants in the MillerCoors LLC Salaried Non-Union Employees' Retirement and Savings Plan

For the Annual Meeting of Stockholders of

Molson Coors Beverage Company

to be held on May 26, 2021

Via the Internet at *www.virtualshareholdermeeting.com/TPX2021*

Cut-off Date For Holders of Class B Common Stock of Molson Coors Beverage Company

If you are not attending the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 26, 2021 and are not voting online at the meeting, your voting instructions must be received by Broadridge no later than 11:59 P.M. ET on May 25, 2021.

Cut-off Date For Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.

Voting instructions from holders of Class B Exchangeable Shares of Molson Coors Canada Inc. must be received by Broadridge (as agent for AST Trust Company, as Trustee) no later than 5:00 P.M. ET on May 21, 2021 for mailed in ballots and by 8:00 A.M. ET on May 24, 2021 if voting by telephone or Internet.

Cut-off Date For Participants in the MillerCoors LLC Salaried Non-Union Employees' Retirement and Savings Plan

Voting instructions from participants in the MillerCoors LLC Salaried Non-Union Employees' Retirement and Savings Plan must be received by Broadridge (as agent for Fidelity Management Trust Company, as Trustee) no later than 5:00 P.M. ET on May 21, 2021 for mailed in ballots and if voting by telephone or Internet.

D40868-P52738

MOLSON COORS BEVERAGE COMPANY

This proxy is solicited on behalf of the Board of Directors

Holders of Class B Common Stock of Molson Coors Beverage Company: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby appoints Gavin D. K. Hattersley and E. Lee Reichert, or each of them, with full power of substitution, as a proxy or proxies to represent the individual at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 26, 2021, or any adjournment or postponement thereof and to vote thereat, as designated on the proxy/voting instruction card or as voted via telephone or the Internet, all the shares of Class B Common Stock of Molson Coors Beverage Company held of record by the undersigned at the close of business on April 1, 2021, with all the power that the individual would possess if personally present, in accordance with the individual's voting instructions.

Holders of Class B Exchangeable Shares of Molson Coors Canada Inc.: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs AST Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 26, 2021, all the voting rights related to the Class B exchangeable shares of Molson Coors Canada Inc. held of record by the individual at the close of business on April 1, 2021, in accordance with the individual's voting instructions.

Participants in the MillerCoors LLC Salaried Non-Union Employees' Retirement and Savings Plan: The individual providing voting instructions noted in the proxy/voting instruction card or via telephone or the Internet to Broadridge, hereby instructs and directs Fidelity Management Trust Company, as Trustee, to vote or cause to be voted at the Annual Meeting of Stockholders of Molson Coors Beverage Company to be held on May 26, 2021, all the voting rights related to the shares of Molson Coors Beverage Company attributed to the individuals at the close of business on April 1, 2021, in accordance with the individual's voting instructions.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE DIRECTOR NOMINEES AND "FOR" PROPOSAL 2 AS LISTED ON THE PROXY/VOTING INSTRUCTION CARD OR THE NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIALS. IF NOT OTHERWISE SPECIFIED, THIS PROXY WILL BE VOTED PURSUANT TO THE BOARD OF DIRECTORS' RECOMMENDATION.